UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

30 April

2018

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T
Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX	FFETX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	—	FSEIX	FACUX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX	FSCUX

Semiannual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Mutual Funds
30 April 2018
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T
Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX	FFETX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	—	FSEIX	FACUX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX	FSCUX
Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
The global synchronized expansion that drove markets to new highs in 2017 is beginning to show signs of fatigue. Against this backdrop, concerns about tightening financial conditions, potentially higher inflation and an array of geopolitical and policy risks have increased volatility across the financial markets in 2018 so far.
Despite the daily headlines, the global economy remains in solid shape. Even if the momentum is slowing, world economies are still expanding, recession probabilities are low and corporate profits have stayed healthy. Inflation remains relatively subdued, which should keep central banks on a gradual path of policy normalization. In the U.S., economic growth is expected to strengthen further, supported by low unemployment, incremental wage growth and fiscal stimulus from the newly enacted tax law changes.
Certainly there are risks that bear watching. Trade wars and tariffs have implications for both the supply and demand sides of the economy, complicating the outlook for businesses, consumers and the economy as a whole. North Korea relations, Iran and Russia sanctions, Italy’s new coalition government and Brexit negotiations are likely to continue triggering short-term turbulence in asset prices. The markets will also remain focused on central bank actions and communications.
The investment environment of 2018 will be more challenging than it was in 2017, but there is still opportunity for upside. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.
Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter time frames could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
June 25, 2018

Portfolio Managers’
Comments
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
David Chalupnik, CFA, has been the portfolio manager of the Nuveen Dividend Value Fund since 2015 and Derek Sadowsky, CFA, has served as a portfolio manager for the Fund since 2012.
Karen Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012 and the Nuveen Small Cap Value Fund in 2006. David Johnson, CFA, and Andrew Rem, CFA, joined the portfolio management team for the Nuveen Small Cap Value Fund in 2017.
On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2018.
Nuveen Dividend Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended April 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the Lipper Equity Income Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.
The Fund’s outperformance versus the Russell 1000® Value benchmark and Lipper peers was the result of both favorable stock selection and sector allocations. Security selection was strong in energy, financials, industrials and health care sectors. Returns were also boosted by an overweight position in the top performing energy sector and an underweight in the poorly performing industrials sector. The only detractor of note during the reporting period was security selection in the consumer discretionary sector.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
The energy sector had the greatest positive impact on performance and featured some of the Fund’s top overall contributors. Holly- Frontier Company, a producer of light petroleum products, reported a strong third quarter highlighted by higher-than-expected refining margins, which resulted in above-consensus earnings. The company also generated cash flow from operations that exceeded expectations, while its Petro-Canada Lubricants acquisition contributed its second full quarter with management indicating that integration is nearly complete. We continue to own HollyFrontier given its exposure to midland crude and the integration of the higher margin lubricants business, which should help margins and valuations improve further. After lagging in the previous performance reporting period, shares of oil and gas exploration and production (E&P) company Anadarko Petroleum Corporation rebounded sharply. The company posted solid quarterly results after production and pricing came in stronger than expected along with lower production costs. We continue to like Anadarko Petroleum’s ability to optimize its portfolio, its strategic exposure to the Delaware, Denver-Julesburg and Deepwater basins and management’s focus on shareholder returns. As such, we maintained our position in Anadarko Petroleum. The Fund also benefited from a position in international oil and gas E&P company Occidental Petroleum Corporation, which has operations in the United States, Middle East and Latin America. Investors rewarded the stock after the company’s operational excellence had led it to surpass earnings expectations in the past few quarterly reports. The company’s earnings are benefiting from rising oil prices, strong midstream demand and improving chemical sales. Occidental Petroleum also recently raised its production guidance for 2018 and resumed its share repurchase program. We continue to own this stock.
The financial sector was also a top contributor during the reporting period where the Fund benefited from a position in XL Group Ltd., a leading global property and casualty commercial lines insurer and reinsurer. French financial giant AXA placed a bid to acquire XL Group in early March 2018, confirming our merger and acquisition (M&A) thesis around the company. The deal represents the largest ever European acquisition of a U.S. insurer and will help AXA bolster its presence in the U.S. casualty coverage business. Following the acquisition announcement, we captured the gains made on the trade and exited our position.
In the industrials sector, the Fund was rewarded again this reporting period from a position in international logistics and freight rail company CSX Corporation. Shares advanced sharply after the company reported an earnings beat in the first quarter, with bottom line growth of more than 50% annually owing to reduced costs and the lower tax rate passed in December 2017, which is resulting in increased free cash flow. In February 2018, the company announced a dividend hike and increased its existing share repurchase program. The Fund’s performance in industrials also benefited from its lack of exposure to another large benchmark weight, General Electric Company. Shares of this diversified manufacturer were down sharply during the reporting period after 30-year GE veteran John Flannery took over the reins and reiterated that the company is facing a number of fundamental challenges, reinforcing our downside view of the stock. The company also cut its dividend in half in November 2017, which is only the second cut since the Great Depression, putting further downward pressure on the stock.
In health care, the Fund saw strong results from its out-of-index position in AbbVie Inc., which focuses on developing biopharmaceuticals and small molecule drugs for autoimmune diseases, liver disease and cancer. Shares rallied strongly in January 2018 after the company indicated a bullish outlook for growth in the coming years, while also allaying investors’ fears regarding a slowdown in sales for its flagship Humira drug, a treatment for rheumatoid arthritis and psoriatic arthritis. Although AbbVie expects some increased competition for Humira this year as other biosimilars launch, the company has a strong pipeline that includes its nextgeneration hepatitis C drug Mavyret. Following AbbVie’s run-up, we reduced the Fund’s weighting in order to harvest some profits. We also wanted to mitigate some risk because the company had a pipeline disappointment during the reporting period, which may lead to some short-term negative sentiment on the stock. However, we continue to believe that AbbVie has a strong franchise, deep product pipeline, potential earnings upside and strong free cash flow, which should support the company’s attractive dividend yield and the stock longer term. The Fund also benefited from having no exposure to large benchmark constituent Johnson & Johnson, the manufacturer of consumer packaged goods, medical devices and pharmaceuticals. The company saw its shares down sharply from its January 2018 highs despite posting strong revenue and earnings growth that beat analysts’ expectations.
The Information technology sector was a net positive for performance where our position in Cisco Systems, Inc. was a top performer for the Fund. The company, a global provider of networking infrastructure and services is benefiting from significant and accelerating growth drivers including expanding economies, data growth and the general shift to an analytics-driven world. During the reporting period, Cisco Systems reported better-than-expected revenue, gross margin and earnings per share (EPS). The company also announced a new $25 billion share repurchase authorization in light of the recently passed tax reforms, which brings the total expected repurchases over the next 18-24 months to $31 billion. We believe the company will continue to benefit from the enterprise infrastructure upgrade for both software and hardware because the firm is the top vendor of Ethernet switching used by companies. In addition, Cisco Systems is seeing strong demand for hybrid clouds, which is also driving the enterprise business, along with firewall sales. Therefore, we have maintained our position in Cisco.
The Fund’s only detractor of note during the reporting period was Newell Brands Inc., a worldwide marketer of consumer and commercial products. The company’s portfolio of more than 200 brands includes Rubbermaid, Graco, Papermate, Sunbeam and Coleman. Newell’s third-quarter earnings came in below expectations resulting in weak revenues. Due to the disappointing third quarter results and a long time frame for recovery, we exited our position in Newell Brands early in the reporting period. We also saw weak results from a position in Signet Jewelers Limited, a jewelry retailer that operates under key brands including Jared, Kay and Zales in the U.S., and also has non-U.S. exposure that generates approximately 14% of revenues. Although the company reported better-than-expected earnings and revenues in mid-March 2018, shares traded down on soft 2018 guidance. Signet Jewelers faces near-term headwinds as a result of two new strategic actions, including the sale of the remainder of the company’s credit receivables and the beginning of a three-year restructuring plan. Because we believed that the long-term opportunity no longer outweighed the short-term challenges, we exited Signet Jewelers during the reporting period.
Although the Fund outperformed overall in the consumer staples sector, the sector was home to one detractor of note, tobacco product manufacturer Altria Group Inc. The company reported disappointing sales growth in the fourth quarter, mostly due to lower sales in its Smokeable products segment where its largest brand Marlboro lost market share. However, EPS came in above consensus in the Smokeless segment, while lower selling, general and administrative expenses (SG&A) aided profitability. Investors also reacted negatively to news that Altria veteran and CEO Marty Barrington was retiring. We believe the pullback for Altria’s shares was overdone. Management has offered strong guidance for 2018 and hiked the company’s quarterly dividend for the 49th year in a row. Therefore, we continued to hold Altria in the Fund’s portfolio.
Nuveen Mid Cap Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1.8 million and $47.2 billion, which is based on the June 30, 2017 reconstitution of the Russell 2000® Index. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.
The Fund’s outperformance versus its Russell Midcap® Value benchmark and Lipper peers was the result of both favorable stock selection and sector allocations. Security selection was particularly strong in the financial, energy and real estate investment trust (REIT) sectors. Returns were also boosted by an overweight position in the financial sector.

Portfolio Managers’ Comments (continued)
The financial sector was the top contributor to the Fund’s overall performance and was led by a position in E*TRADE Financial Corporation. The discount online brokerage firm experienced tailwinds during the reporting period with continued benefit from incremental interest rate hikes and heightened volatility in the market, which led to higher customer trading activity. E*TRADE reported better-than-expected earnings per share (EPS) during the reporting period driven by solid revenues. In January 2018, the company also announced the acquisition of approximately 1 million retail brokerage accounts from Capital One Financial with around $18 billion in assets. We believe E*TRADE’s capital position will allow it to continue to gather assets and have maintained the Fund’s position. Another top performing position in the financial sector was BofI Holding Inc., a consumer focused, nationwide savings bank that operates primarily through the Internet. BofI reported favorable quarterly results due to the company’s strong net loan growth generation and net interest margin expansion, while maintaining excellent credit quality. The company’s capital ratios are sound and it is beginning to deploy a portion of the excess capital for share buybacks. We believe the company will be a significant beneficiary of lower corporate tax rates and have maintained the Fund’s position.
Energy was the Fund’s second best performing sector and home to the top contributor during the reporting period, HollyFrontier Corporation, as well as two other standouts, Anadarko Petroleum Corporation and Marathon Oil Corporation. HollyFrontier, a producer of light petroleum products, reported a strong third quarter highlighted by higher-than-expected refining margins, which resulted in above-consensus earnings. The company also generated cash flow from operations that exceeded expectations, while its Petro-Canada Lubricants acquisition contributed its second full quarter with management indicating that integration is nearly complete. We continue to own HollyFrontier given its exposure to midland crude and the integration of the higher margin lubricants business, which should help margins and valuations improve further. Anadarko Petroleum, an oil and gas exploration and production (E&P) company, posted a solid quarter as production and pricing came in stronger than expected along with lower production costs. We continue to like Anadarko Petroleum’s ability to optimize its portfolio, its strategic exposure to the Delaware, Denver-Julesburg and Deepwater basins and management’s focus on shareholder returns and have maintained our position in the Fund. Another oil and natural gas E&P, Marathon Oil, was an inexpensive stock relative to its peers and showed upside potential growth from its already high non-conventional oil growth. The company experienced strong results from the Bakken and Eagle Ford basins during the reporting period, including non-core areas. Marathon Oil’s Delaware and SCOOP/STACK acreages are still in the early stages of development and should provide upside potential and greater profitability once the delineation phase is complete. Also, by selling its oil sands business, the company has improved its balance sheet substantially. Marathon Oil has been using cash flows to pay down debt and support its dividend with the potential for future bolt-on acquisitions. We added to our position during the reporting period.
In the real estate investment trust (REIT) sector, the Fund benefited from a position in Jones Lang LaSalle Inc., a leading financial and professional services company that specializes in real estate. Jones Lang LaSalle reported very strong fourth-quarter 2017 results, beating expectations in terms of the top line, EBITDA (earnings before interest, tax, depreciation and amortization) and EPS. The company experienced favorable results across all geographies and business lines, but particularly commercial real estate brokerage, leasing and capital markets, which drove the revenue beat. The robust results highlight the power of Jones Lang LaSalle’s business model in a healthy environment and we continue to hold the stock.
Within the utilities sector, the Fund was rewarded for its position in Vistra Energy Corp., a merchant power generation company in North Texas. Although commodity prices have pressured the group, the Texas power market is relatively attractive and we believe the risk-reward outlook for this company remains balanced. Vistra continues to harvest merger synergies from its Dynegy acquisition and is expected to be an ongoing consolidator in the industry. The company also has exposure to tighter summer power markets in Texas, which is the biggest earnings quarter and the source of the most potential upside. Also, improving cash flow generation could lead to the initiation of a dividend, which would open up a new potential investor base.
Consumer discretionary was the Fund’s worst performing sector during the reporting period with Signet Jewelers Limited posting the weakest results. Signet is a jewelry retailer that operates under key brands including Jared, Kay and Zales in the U.S., and also has non-U.S. exposure that generates approximately 14% of revenues. Although the company reported better-than-expected earnings and revenues in mid-March 2018, shares traded down on soft 2018 guidance. Signet faces near-term headwinds as a result of two new strategic actions, including the sale of the remainder of the company’s credit receivables and the beginning of a three-year restructuring plan. However, as the new management team focuses on revitalizing the franchise, we anticipate that store closures and consolidations will aid in margin lift. Also, we expect that proceeds from the sale of Signet’s credit card portfolio will be used to buy back shares for this free cash flow rich firm. We remained investors in this company, which was trading at historically low valuations, while cautiously monitoring the timing of key initiatives as well as the stabilization or improvement in margins and same-store sales. In addition, the world’s largest residential and commercial flooring manufacturer, Mohawk Industries Inc., also detracted from performance. While EPS and revenues came in slightly higher than expected and the company continued to gain market share, operating income was light given some start-up costs in its global ceramics business. Company guidance came in lower than expected because rising commodity costs may put pressure on earnings in the short term. However, we continued to hold Mohawk Industries because we believe the company can benefit from a number of catalysts including increasing repair and remodeling spending, strong market share in flooring and capital expenditures relief later in the year after new facilities are completed. Newell Brands Inc. was another detractor in the consumer discretionary area. The company’s portfolio of more than 200 brands includes Rubbermaid, Graco, Papermate, Sunbeam and Coleman. Newell’s third-quarter earnings came in below expectations resulting in weak revenues. Due to the disappointing third-quarter results and a long time frame for recovery, we exited our position in Newell Brands early in the reporting period.
In the information technology sector, the Fund saw weak performance from its position in Western Digital Corporation, a leading provider of memory chips and the largest provider of hard drives. After hitting record highs earlier in the reporting period, shares sold off at the end of the reporting period. Although Western Digital reported third-quarter fiscal 2018 EPS and sales that beat analysts’ estimates in late March 2018, shares fell based on the company’s guidance, which failed to meet market expectations. However, we continued to hold this stock because we believed industry trends looked favorable due to strong demand for memory chips and the increasing need for storage at enterprises and data centers.
Results were slightly negative overall in the industrial sector, where strength from a position XPO Logistics, Incorporated was offset by weakness from Hubbell Inc. XPO Logistics, the largest last-mile provider for heavy goods, continued to benefit from new business wins during the reporting period. Despite hurricane-related headwinds in the third quarter of 2017, XPO Logistics reported solid results. Strong expansion in asset-light brokerage, final mile and the European logistics and transportation segments drove core growth. Investors also reacted to the rumor of home-improvement retail giant Home Depot acquiring XPO Logistics, which has not yet been announced, the development highlighted the scarcity and strategic value of XPO’s assets in an increasingly e-commerce world. We continue to hold XPO Logistics in the portfolio. Hubbell Inc. manufactures and sells high quality electrical and electronic products for a broad range of commercial, industrial, utility, telecommunications and residential applications. Historically, the first quarter has been the lowest seasonal contributor to free cash flow. This year, free cash flow was also impacted by a working capital investment due to atypically higher sales late in the quarter, as well as unusual items related to the company’s Aclara Technologies transaction and tax reform payments. However, we believe the catalysts for owning this stock are still intact and added to our position in Hubbell during the reporting period. The company should continue to benefit from the fast recovery in the lighting market and the ongoing recovery in oil and core industrial markets. Hubbell is also a significant beneficiary of tax reform because almost all of its profits are from the United States.
Nuveen Small Cap Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended April 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and Lipper Small-Cap Value Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $35 million to $5.9 billion at the time of purchase, which is based on the June 30, 2017 reconstitution of the Russell 2000® Index. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

Portfolio Managers’ Comments (continued)
The Fund’s underperformance versus its benchmarks was primarily due to stock selection in the consumer discretionary, industrial and financial sectors. Consumer discretionary was the main area of weakness in the Fund’s portfolio during the reporting period, featuring three laggards of note. Cooper Tire & Rubber and Dana Incorporated were under pressure primarily due to concerns regarding tariff discussions and their impact on the auto space. Cooper Tire is one of the world’s largest manufacturers of tires serving the light vehicle, medium truck, motorcycle and racing markets. The company has also been negatively impacted by elevated tire inventories and increasing manufacturing costs, which have led to a more difficult pricing environment. However, we maintained our position in Cooper Tire because we are nearing a replacement cycle for tires and the company’s strategy to increase sales in the original equipment manufacturer (OEM) market is in the early stages. Dana, a parts and equipment supplier focused on driveline and power technology products for the auto and commercial vehicle sector, reported better-than-expected sales and in-line adjusted margins for the most recent quarter and management reiterated 2018 guidance. However, shares experienced downward pressure based on tariff concerns, combined with disappointment over the company’s failed attempt to acquire GKN’s Driveline division and the incremental opportunities that it could provide. We remained invested due to Dana’s attractive valuation coupled with the management team’s focus on cost improvements and a mix shift toward higher profitability products. Finally, a position in broad-line closeout retailer Big Lots, Inc. detracted, despite the company’s report of an earnings beat on higher margins. Top-line results were softer than expectations because competition impacted sales in key product areas like mattresses and January 2018 winter weather items. However, we remained invested in Big Lots because of continued positive traction in results from the company’s Store of the Future concept, favorable end-market income trends and its attractive valuation.
The industrial sector also lagged mainly due to positions in two of the Fund’s previous outperformers, NN Inc. and Tutor Perini Corporation. NN is a global manufacturer of metal and plastic components serving diversified end markets. The stock has underperformed over the past three months after experiencing strong results throughout 2017. In its most recent quarterly report, NN displayed operating margin contraction as it invested in new growth platforms. The company is pursuing a goal of lowering its industrial end market exposure in favor of more stable markets like health care. Management reduced 2018 guidance due to the upfront costs associated with program wins and platform adjustments. We have lowered the Fund’s exposure to NN while we evaluate the timing of its margin recovery. Engineering and construction firm Tutor Perini focuses primarily on private commercial and civil projects of more than $100 million throughout the U.S. The company’s third-quarter report fell short of expectations in terms of both revenue and earnings. The primary issue was one major project that experienced delays that were not within the company’s control, as well as some smaller delays in other projects. However, Tutor Perini did see double-digit backlog growth, specifically in its highest margin civil segment, which bodes well for continued margin improvement in 2018. The company’s project pipeline also remains robust with bids out for multiple billion-dollar plus projects. Therefore, we added slightly to our position during the reporting period.
In the financial sector, shares of mortgage insurance and risk management service provider Radian Group Inc. detracted. In April 2018, shares dropped sharply after one of the company’s main competitors slashed the premiums it charges borrowers, citing the lower U.S. corporate tax rate as the impetus. In addition, rising interest rates are putting pressure on Radian and the rest of this industry because mortgage origination volumes are closely tied to rates. With rates on the rise, fewer homeowners have been refinancing, which is leading to greater competition and pricing pressure in the industry. However, we have held onto our position in Radian because we believe the company will continue to benefit from favorable credit trends and a more friendly regulatory landscape.
The Fund benefited from stock selection in the information technology, energy and telecommunication services sectors. Technology holdings were a particular source of strength from an absolute and relative standpoint versus the benchmark, propelled largely by strong company financial reports from the fourth quarter of 2017. Several laggards from the previous reporting period showed strong recoveries during the reporting period, including Plantronics Inc. The company is a leading global provider of headsets to both enterprises and consumers. Plantronics continued to report improving top-line growth within its core enterprise segment and, accordingly, associated margin expansion. During the reporting period, the company announced a transformative and accretive acquisition of Polycom from a private equity group, in a deal that is expected to close by the end of third quarter 2018. In addition to being immediately accretive to earnings, the pending acquisition will result in a broad and branded portfolio of communication and collaboration endpoints for the growing unified communications industry. However, given that a large portion of the deal will be financed with debt, we trimmed the Fund’s position in Plantronics to mitigate the possibility of an unexpected delay in any postclosing debt reduction from cash flow. Also in technology, the Fund was rewarded for its position in Radware, Limited, a leading global provider of cybersecurity software protection to both telecommunication/data center service providers and large enterprise segments. While maintaining its solid reputation in attack mitigation solutions, the company continues to transform its business model to greater subscription-based revenues with strong underlying growth. As a result, Radware is experiencing double-digit growth in deferred revenue, while starting to demonstrate margin expansion. The company continues to expand its market share in the service provider segment, while increasing its touch points in the enterprise segment through increased emphasis on channel partners. We continued to hold Radware in the Fund.
Although results were favorable overall in information technology, the sector was home to one significant detractor. We saw weak results from a position in Sanmina-SCI Corporation, a leading global contract manufacturer serving a diversified customer base across end markets ranging from industrial/automobile to optical/networking equipment. In January 2018, the company preannounced below expectation results for the fourth quarter, primarily due to unexpected margin compression. This was the second quarter in a row that Sanmina showed sequential margin compression and we believed it might take multiple quarters to see some improvement. Our loss of confidence in the management team’s ability to execute caused us to exit Sanmina.
In the energy sector, the Fund saw favorable results from a position in Delek US Holdings Inc., a diversified Gulf Coast downstream energy company. Delek focuses primarily on petroleum products refining. In its most recent quarterly report, the company demonstrated strong margin accretion from its four refining assets as well as strong cash synergies from its recent acquisition of complementary assets in the region. Delek’s management team also has a history of value creation through timely asset acquisitions and dispositions of non-core assets. The company’s improvement in the strength of its balance sheet and financial flexibility gives us confidence that it will continue to outperform its peers in a volatile energy industry; therefore, we maintained our position. The Fund also experienced strength from its position in North American centric exploration and production (E& P) firm WPX Energy Inc., which has exposure to the Delcore aware and Williston basins. Shares rose sharply in the final month of the reporting period after the company executed on its game plan to strengthen its balance sheet via the sale of non-strategic assets. Additionally, the market has come to realize the strategic importance of WPX’s mid-stream assets in light of the pending tightness in takeaway capacity in the Permian Basin. Over the past five years, WPX Energy has undergone a transformation from a natural gas focused company to an oil focused one through a number of transactions, which is boding well for the stock based on the ongoing recovery in oil prices. We continue to hold the name. Also in energy, the Fund benefited from a position in ProPetro Holding Corp, a provider of well completion services to leading E&P companies primarily in the Permian Basin. The company’s single-basin focus remains a competitive advantage in terms of cultivating strong relationships with its customers, employees and equipment providers. The Fund’s recent investment in ProPetro was off to a good start after the company delivered stronger-than-expected top-line growth and earnings. As the overall completion services market continues to improve, we believe the ProPetro model will remain ahead of its peers in terms of execution and visibility; therefore, we remained invested in this company.
In the telecommunication services area, the Fund was rewarded for a position in Vonage Holdings Corporation, a subscription-based service provider of unified communication services to both consumers and enterprises. Shares continued to react favorably to management’s ongoing success in diversifying away from the company’s legacy consumer business, while using cash flow from the consumer segment to grow its business segment. We remained invested in Vonage because we believe the company has reached the tipping point where its business segment is larger than its legacy consumer segment in terms of top-line growth.
Finally, although the health care sector was a mild detractor, the Fund’s position in orthopedic spine company Globus Medical Inc. advanced strongly. The company has a broad portfolio of spine products, focusing on innovation to gain market share from an array of competitors. Also, Globus Medical is expanding its orthopedic franchise beyond spine, therefore increasing its market opportunity. Strength during the reporting period was driven by a top-line beat that demonstrated accelerating sales trends in the U.S. and continued outperformance in international markets. In addition, Globus Medical received approval of its robotics product, along with several trauma products, which we expect to help drive growth in 2018. We trimmed the Fund’s exposure based in Globus Medical, but maintained a position.

Risk Considerations
Nuveen Dividend Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen Mid Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Fund Performance and Expense Ratios (continued)
Nuveen Dividend Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.08%	11.50%	10.27%	8.25%
Class A Shares at maximum Offering Price	(0.99)%	5.06%	8.96%	7.61%
Russell 1000® Value Index	1.94%	7.50%	10.52%	7.30%
S&P 500® Index	3.82%	13.27%	12.96%	9.02%
Lipper Equity Income Funds Classification Average	2.15%	8.57%	9.15%	7.32%
Class C Shares	4.68%	10.73%	9.45%	7.43%
Class R3 Shares	4.96%	11.26%	9.99%	7.96%
Class I Shares	5.22%	11.79%	10.54%	8.51%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R6 Shares	5.27%	11.89%	10.64%	11.69%
Class T Shares at NAV*	5.16%	N/A	N/A	11.73%
Class T Shares at maximum Offering Price*	2.50%	N/A	N/A	8.97%
Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.87%	9.81%	10.41%	8.46%
Class A Shares at maximum Offering Price	(2.10)%	3.52%	9.11%	7.82%
Class C Shares	3.46%	8.95%	9.59%	7.65%
Class R3 Shares	3.68%	9.50%	10.13%	8.18%
Class I Shares	3.96%	10.05%	10.68%	8.73%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R6 Shares	4.02%	10.15%	10.79%	11.49%
Class T Shares at NAV*	3.83%	N/A	N/A	9.70%
Class T Shares at maximum Offering Price*	1.26%	N/A	N/A	6.99%
Since inception return for Class R6 Shares and Class T Shares are from 2/28/13 and 5/31/17, respectively. Since inception return for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Expense Ratios	1.08%	1.83%	1.33%	0.73%	0.83%	1.08%
*	Class T Shares are not available for public offering.

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.87%	13.03%	12.05%	7.79%
Class A Shares at maximum Offering Price	(2.10)%	6.54%	10.73%	7.16%
Russell Midcap® Value Index	2.55%	6.83%	10.97%	9.22%
Lipper Mid-Cap Value Funds Classification Average	2.74%	7.36%	9.96%	8.40%
Class C Shares	3.47%	12.19%	11.22%	6.99%
Class R3 Shares	3.73%	12.73%	11.78%	7.52%
Class I Shares	3.98%	13.32%	12.33%	8.05%
Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.80%	11.14%	11.59%	8.18%
Class A Shares at maximum Offering Price	(2.16)%	4.76%	10.27%	7.54%
Class C Shares	3.43%	10.32%	10.76%	7.37%
Class R3 Shares	3.66%	10.86%	11.31%	7.91%
Class I Shares	3.94%	11.43%	11.87%	8.45%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.32%	2.07%	1.57%	1.07%
Net Expense Ratios	1.17%	1.92%	1.42%	0.92%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

THIS PAGE INTENTIONALLY LEFT BLANK

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.20%	4.43%	12.44%	9.86%
Class A Shares at maximum Offering Price	(5.57)%	(1.56)%	11.11%	9.21%
Russell 2000® Value Index	0.94%	6.53%	10.36%	8.46%
Lipper Small-Cap Value Funds Classification Average	0.83%	6.22%	9.30%	8.22%
Class C Shares	(0.15)%	3.69%	11.61%	9.04%
Class R3 Shares	0.08%	4.19%	12.15%	9.58%
Class I Shares	0.33%	4.70%	12.71%	10.12%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	0.40%	4.86%	14.23%
Class T Shares at NAV*	0.21%	N/A	8.31%
Class T Shares at maximum Offering Price*	(2.30)%	N/A	5.59%
Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.21%	3.41%	12.24%	10.22%
Class A Shares at maximum Offering Price	(4.60)%	(2.53)%	10.93%	9.57%
Class C Shares	0.80%	2.65%	11.42%	9.40%
Class R3 Shares	1.07%	3.20%	11.96%	9.95%
Class I Shares	1.30%	3.68%	12.52%	10.48%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	1.42%	3.88%	14.59%
Class T Shares at NAV*	1.18%	N/A	7.72%
Class T Shares at maximum Offering Price*	(1.36)%	N/A	5.02%
Since inception return for Class R6 Shares and Class T Shares are from 6/30/16 and 5/31/17, respectively. Since inception return for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans.

Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Gross Expense Ratios	1.26%	2.01%	1.51%	0.85%	1.01%	1.26%
Net Expense Ratios	1.20%	1.95%	1.45%	0.79%	0.95%	1.20%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
*	Class T Shares are not available for public offering.

Holding Summaries    as of April 30, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Dividend Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.3%
Money Market Funds	0.8%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	18.8%
Oil, Gas & Consumable Fuels	14.4%
Insurance	5.0%
Pharmaceuticals	4.3%
Technology Hardware, Storage & Peripherals	4.3%
Communications Equipment	4.2%
Health Care Providers & Services	3.9%
Chemicals	3.8%
Equity Real Estate Investment Trust	3.2%
Biotechnology	2.8%
Capital Markets	2.6%
Tobacco	2.6%
Hotels, Restaurants & Leisure	2.4%
Electric Utilities	2.4%
Food & Staples Retailing	2.4%
Road & Rail	2.1%
Diversified Telecommunication Services	1.9%
Other	18.2%
Money Market Funds	0.8%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
JPMorgan Chase & Co.	4.7%
Chevron Corporation	4.5%
Pfizer Inc.	4.4%
Cisco Systems, Inc.	4.2%
Bank of America Corporation	3.6%

Nuveen Mid Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.7%
Money Market Funds	1.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	8.5%
Oil, Gas & Consumable Fuels	8.3%
Banks	7.8%
Capital Markets	7.2%
Machinery	5.1%
Insurance	5.0%
Hotels, Restaurants & Leisure	3.7%
Multi-Utilities	3.3%
IT Services	3.3%
Software	3.2%
Chemicals	2.9%
Household Durables	2.7%
Health Care Providers & Services	2.7%
Aerospace & Defense	2.3%
Food Products	2.2%
Specialty Retail	2.0%
Real Estate Management & Development	1.9%
Independent Power & Renewable Electricity Producers	1.8%
Health Care Equipment & Supplies	1.8%
Containers & Packaging	1.8%
Mortgage Real Estate Investment Trust	1.7%
Other	19.5%
Money Market Funds	1.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
E*TRADE Financial Corporation	2.5%
HollyFrontier Corporation	2.4%
L-3 Communications Holdings, Inc.	2.3%
Marathon Oil Corporation	2.2%
Huntington BancShares Inc.	2.1%

Holding Summaries    as of April 30, 2018 (continued)
Nuveen Small Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.6%
Investments Purchased with Collateral from Securities Lending	2.9%
Money Market Funds	1.0%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	20.1%
Equity Real Estate Investment Trust	6.8%
Oil, Gas & Consumable Fuels	4.9%
Communications Equipment	4.5%
Insurance	4.3%
Commercial Services & Supplies	4.1%
Thrifts & Mortgage Finance	3.7%
Energy Equipment & Services	3.3%
Construction & Engineering	3.1%
Machinery	2.7%
Chemicals	2.6%
Household Durables	2.6%
Metals & Mining	2.5%
Health Care Providers & Services	2.4%
Capital Markets	2.3%
Specialty Retail	2.3%
Auto Components	2.0%
Mortgage Real Estate Investment Trust	1.8%
Building Products	1.6%
Internet Software & Services	1.6%
Other	19.4%
Investments Purchased with Collateral from Securities Lending	2.9%
Money Market Funds	1.0%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Sterling Bancorp.	1.9%
Propetro Holding Corp.	1.9%
Wintrust Financial Corporation	1.9%
Renasant Corporation	1.8%
Invesco Mortgage Capital Inc.	1.8%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2018.
The beginning of the period is November 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Dividend Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,050.80	$1,046.80	$1,049.60	$1,052.70	$1,052.20	$1,051.60
Expenses Incurred During the Period	$ 5.49	$ 9.29	$ 6.76	$ 3.66	$ 4.22	$ 5.44
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.44	$1,015.72	$1,018.20	$1,021.22	$1,020.68	$1,019.49
Expenses Incurred During the Period	$ 5.41	$ 9.15	$ 6.66	$ 3.61	$ 4.16	$ 5.36
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 1.33%, 0.72%, 0.83% and 1.07% for Classes A, C, R3, R6, I and T, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
*	Class T Shares are not available for public offering.

Expense Examples    (continued)
Nuveen Mid Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,038.70	$1,034.70	$1,037.30	$1,039.80
Expenses Incurred During the Period	$ 5.91	$ 9.69	$ 7.17	$ 4.65
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.99	$1,015.27	$1,017.75	$1,020.23
Expenses Incurred During the Period	$ 5.86	$ 9.59	$ 7.10	$ 4.61
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42% and 0.92% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen Small Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,002.00	$ 998.50	$1,000.80	$1,004.00	$1,003.30	$1,002.10
Expenses Incurred During the Period	$ 5.96	$ 9.66	$ 7.19	$ 3.88	$ 4.72	$ 5.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.84	$1,015.12	$1,017.60	$1,020.93	$1,020.08	$1,018.84
Expenses Incurred During the Period	$ 6.01	$ 9.74	$ 7.25	$ 3.91	$ 4.76	$ 6.01
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45%, 0.78%, 0.95% and 1.20% for Classes A, C, R3, R6, I and T, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
*	Class T Shares are not available for public offering.

Nuveen Dividend Value Fund
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.3%
	COMMON STOCKS – 99.3%
	Aerospace & Defense – 1.9%
105,597	General Dynamics Corporation	$ 21,257,732
	Banks – 18.8%
1,365,531	Bank of America Corporation	40,856,688
218,018	CIT Group Inc.	11,544,053
478,909	Citigroup Inc.	32,695,117
267,135	East West Bancorp Inc.	17,796,534
425,068	Home Bancshares, Inc.	9,878,580
1,654,735	Huntington BancShares Inc.	24,672,099
489,447	JPMorgan Chase & Co.	53,242,045
1,157,096	KeyCorp.	23,049,352
	Total Banks	213,734,468
	Biotechnology – 2.8%
123,145	AbbVie Inc.	11,889,650
276,301	Gilead Sciences, Inc.	19,957,221
	Total Biotechnology	31,846,871
	Capital Markets – 2.6%
335,085	Raymond James Financial Inc.	30,073,879
	Chemicals – 3.8%
95,560	Celanese Corporation, Series A	10,384,505
134,288	Eastman Chemical Company	13,708,119
91,574	PPG Industries, Inc.	9,695,855
62,141	Praxair, Inc.	9,477,746
	Total Chemicals	43,266,225
	Communications Equipment – 4.2%
1,082,649	Cisco Systems, Inc.	47,950,524
	Containers & Packaging – 1.4%
265,586	WestRock Company	15,712,068
	Diversified Telecommunication Services – 1.9%
654,145	AT&T Inc.	21,390,541
	Electric Utilities – 2.4%
165,257	NextEra Energy Inc.	27,087,275
	Electrical Equipment – 0.9%
100,702	Hubbell Inc.	10,458,910

Nuveen Dividend Value Fund (continued)
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	Energy Equipment & Services – 1.1%
244,098	Halliburton Company	$ 12,934,753
	Equity Real Estate Investment Trust – 3.2%
156,952	Crown Castle International Corporation	15,831,748
720,286	Park Hotels & Resorts, Inc.	20,729,831
	Total Equity Real Estate Investment Trust	36,561,579
	Food & Staples Retailing – 2.4%
304,210	Wal-Mart Stores, Inc.	26,910,416
	Food Products – 1.6%
484,657	ConAgra Foods, Inc.	17,966,235
	Health Care Equipment & Supplies – 1.3%
132,195	Zimmer Biomet Holdings, Inc.	15,224,898
	Health Care Providers & Services – 3.9%
72,313	CIGNA Corporation	12,424,820
244,540	CVS Health Corporation	17,076,228
64,890	UnitedHealth Group Incorporated	15,339,996
	Total Health Care Providers & Services	44,841,044
	Hotels, Restaurants & Leisure – 2.4%
205,790	Hilton Worldwide Holdings Inc.	16,224,496
175,881	Six Flags Entertainment Corporation	11,122,715
	Total Hotels, Restaurants & Leisure	27,347,211
	Insurance – 5.0%
640,155	Old Republic International Corporation	13,059,162
280,957	Prudential Financial, Inc.	29,871,348
92,166	Willis Towers Watson PLC	13,687,573
	Total Insurance	56,618,083
	IT Services – 1.2%
133,974	DXC Technology Company	13,807,360
	Media – 1.8%
211,636	Time Warner Inc.	20,063,093
	Mortgage Real Estate Investment Trust – 1.6%
848,682	Starwood Property Trust Inc.	17,788,375
	Multi-Utilities – 1.7%
398,448	CMS Energy Corporation	18,802,761
	Oil, Gas & Consumable Fuels – 14.4%
492,130	Anadarko Petroleum Corporation	33,130,192
410,089	Chevron Corporation	51,306,235
436,863	HollyFrontier Corporation	26,513,215

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
395,532	Occidental Petroleum Corporation	$30,558,802
211,098	Targa Resources Corporation	9,915,273
451,113	Williams Companies Inc.	11,607,138
	Total Oil, Gas & Consumable Fuels	163,030,855
	Personal Products – 1.2%
230,676	Unilever NV	13,176,213
	Pharmaceuticals – 4.3%
1,342,642	Pfizer Inc.	49,154,123
	Road & Rail – 2.1%
406,479	CSX Corporation	24,140,788
	Semiconductors & Semiconductor Equipment – 0.7%
126,575	Xilinx, Inc.	8,131,178
	Software – 1.8%
214,238	Microsoft Corporation	20,035,538
	Technology Hardware, Storage & Peripherals – 4.3%
65,087	Apple, Inc.	10,756,278
1,227,597	HP Inc.	26,381,059
147,144	Western Digital Corporation	11,593,476
	Total Technology Hardware, Storage & Peripherals	48,730,813
	Tobacco – 2.6%
519,107	Altria Group, Inc.	29,127,094

	Total Long-Term Investments (cost $838,759,524)	1,127,170,903

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.8%
	Money Market Funds – 0.8%
8,727,433	First American Treasury Obligations Fund, Class Z	1.537% (2)	$ 8,727,433
	Total Short-Term Investments (cost $8,727,433)		8,727,433
	Total Investments (cost $847,486,957) – 100.1%		1,135,898,336
	Other Assets Less Liabilities – (0.1)%		(952,132)
	Net Assets – 100%		$ 1,134,946,204
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen Mid Cap Value Fund
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.7%
	COMMON STOCKS – 98.7%
	Aerospace & Defense – 2.3%
13,921	L-3 Communications Holdings, Inc.	$ 2,726,845
	Air Freight & Logistics – 1.0%
11,987	XPO Logistics, Incorporated, (2)	1,164,657
	Airlines – 1.1%
69,252	JetBlue Airways Corporation, (2)	1,328,946
	Banks – 7.8%
33,573	East West Bancorp Inc.	2,236,633
166,523	Huntington BancShares Inc.	2,482,858
120,802	KeyCorp.	2,406,376
37,497	Western Alliance Bancorporation, (2)	2,211,573
	Total Banks	9,337,440
	Building Products – 0.8%
14,641	Owens Corning	958,839
	Capital Markets – 7.2%
49,719	E*TRADE Financial Corporation, (2)	3,016,949
14,213	Evercore Partners Inc.	1,439,066
21,269	Nasdaq Stock Market, Inc.	1,878,478
24,710	Raymond James Financial Inc.	2,217,723
	Total Capital Markets	8,552,216
	Chemicals – 2.9%
12,469	Celanese Corporation, Series A	1,355,006
20,601	Eastman Chemical Company	2,102,950
	Total Chemicals	3,457,956
	Consumer Finance – 1.1%
18,322	Discover Financial Services	1,305,442
	Containers & Packaging – 1.8%
35,499	WestRock Company	2,100,121
	Electric Utilities – 1.4%
31,281	Westar Energy Inc.	1,694,805
	Electrical Equipment – 1.2%
13,995	Hubbell Inc.	1,453,521

Shares	Description (1)	Value
	Energy Equipment & Services – 1.6%
176,735	Superior Energy Services, Inc.	$ 1,896,367
	Equity Real Estate Investment Trust – 8.5%
83,360	Brandywine Realty Trust	1,342,929
10,988	Digital Realty Trust Inc.	1,161,322
70,406	First Industrial Realty Trust, Inc.	2,190,331
23,797	Mid-America Apartment Communities	2,176,474
58,910	Park Hotels & Resorts, Inc.	1,695,430
55,091	Washington Real Estate Investment Trust	1,582,213
	Total Equity Real Estate Investment Trust	10,148,699
	Food Products – 2.2%
30,561	ConAgra Foods, Inc.	1,132,896
24,950	Pinnacle Foods Inc.	1,506,980
	Total Food Products	2,639,876
	Gas Utilities – 1.2%
28,885	National Fuel Gas Company	1,483,245
	Health Care Equipment & Supplies – 1.8%
18,954	Zimmer Biomet Holdings, Inc.	2,182,932
	Health Care Providers & Services – 2.7%
16,136	Centene Corporation, (2)	1,752,047
8,319	CIGNA Corporation	1,429,370
	Total Health Care Providers & Services	3,181,417
	Hotels, Restaurants & Leisure – 3.7%
15,571	Hyatt Hotels Corporation, Class A	1,196,943
52,745	MGM Resorts International Inc.	1,657,248
30,050	Norwegian Cruise Line Holdings Limited, (2)	1,606,773
	Total Hotels, Restaurants & Leisure	4,460,964
	Household Durables – 2.7%
42,514	D.R. Horton, Inc.	1,876,568
6,499	Mohawk Industries Inc., (2)	1,364,010
	Total Household Durables	3,240,578
	Independent Power & Renewable Electricity Producers – 1.8%
95,711	Vistra Energy Corp., (2)	2,186,996
	Insurance – 5.0%
33,383	Hartford Financial Services Group, Inc.	1,797,341
101,877	Old Republic International Corporation	2,078,291
14,051	Willis Towers Watson PLC	2,086,714
	Total Insurance	5,962,346

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	IT Services – 3.3%
18,007	DXC Technology Company	$1,855,802
112,101	First Data Corporation, Class A, (2)	2,029,028
	Total IT Services	3,884,830
	Leisure Products – 0.6%
8,447	Hasbro, Inc.	744,096
	Life Sciences Tools & Services – 0.9%
16,671	Agilent Technologies, Inc.	1,095,952
	Machinery – 5.1%
7,436	Cummins Inc.	1,188,719
20,833	Dover Corporation	1,931,219
15,585	Ingersoll Rand Company Limited	1,307,426
10,315	Parker Hannifin Corporation	1,698,055
	Total Machinery	6,125,419
	Media – 1.2%
30,500	Lions Gate Entertainment Corporation, Equity	759,145
60,110	TEGNA Inc.	635,363
	Total Media	1,394,508
	Metals & Mining – 1.2%
30,738	Steel Dynamics Inc.	1,377,370
	Mortgage Real Estate Investment Trust – 1.7%
95,995	Starwood Property Trust Inc.	2,012,055
	Multi-Utilities – 3.3%
74,189	NiSource Inc.	1,809,470
41,727	Public Service Enterprise Group Incorporated	2,176,063
	Total Multi-Utilities	3,985,533
	Oil, Gas & Consumable Fuels – 8.3%
33,540	Anadarko Petroleum Corporation	2,257,913
47,033	HollyFrontier Corporation	2,854,433
144,450	Marathon Oil Corporation	2,636,212
41,248	Newfield Exploration Company, (2)	1,229,190
20,099	Targa Resources Corporation	944,050
	Total Oil, Gas & Consumable Fuels	9,921,798
	Pharmaceuticals – 1.5%
44,958	Mylan NV, (2)	1,742,572
	Real Estate Management & Development – 1.9%
13,275	Jones Lang LaSalle Inc.	2,250,245
	Road & Rail – 1.2%
19,587	Genesee & Wyoming Inc., (2)	1,394,594

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 0.9%
70,666	Cypress Semiconductor Corporation	$ 1,030,310
	Software – 3.2%
8,654	Autodesk, Inc., (2)	1,089,539
21,050	Parametric Technology Corporation, (2)	1,733,468
10,102	Take-Two Interactive Software, Inc., (2)	1,007,270
	Total Software	3,830,277
	Specialty Retail – 2.0%
15,142	Best Buy Co., Inc.	1,158,817
32,000	Signet Jewelers Limited	1,244,160
	Total Specialty Retail	2,402,977
	Technology Hardware, Storage & Peripherals – 1.6%
8,730	NetApp, Inc.	581,243
17,039	Western Digital Corporation	1,342,503
	Total Technology Hardware, Storage & Peripherals	1,923,746
	Thrifts & Mortgage Finance – 1.0%
27,964	BofI Holdings, Inc., (2)	1,126,390

	Total Long-Term Investments (cost $99,712,133)	117,706,880

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.2%
	Money Market Funds – 1.2%
1,391,289	First American Treasury Obligations Fund, Class Z	1.537% (3)	$ 1,391,289
	Total Short-Term Investments (cost $1,391,289)		1,391,289
	Total Investments (cost $101,103,422) – 99.9%		119,098,169
	Other Assets Less Liabilities – 0.1%		178,480
	Net Assets – 100%		$ 119,276,649
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen Small Cap Value Fund
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.6%
	COMMON STOCKS – 98.6%
	Air Freight & Logistics – 0.8%
928,585	Air Transport Servcies Group Inc., (2)	$ 18,794,560
	Auto Components – 2.0%
802,715	Cooper Tire & Rubber Company	19,626,382
1,227,784	Dana Incorporated	29,135,314
	Total Auto Components	48,761,696
	Banks – 20.1%
753,133	Banner Corporation	43,229,834
724,944	Berkshire Hills Bancorp, Inc.	27,511,625
874,108	Cathay General Bancorp	34,973,061
697,784	Customers Bancorp Inc., (2)	20,110,135
1,043,577	First Busey Corporation	30,942,058
675,606	Heartland Financial USA, Inc.	36,246,262
556,482	IberiaBank Corporation, (3)	41,708,326
658,393	Preferred Bank Los Angeles	41,965,970
972,700	Renasant Corporation	43,995,221
1,940,017	Sterling Bancorp.	46,075,404
689,622	Webster Financial Corporation	41,508,348
456,019	Western Alliance Bancorporation, (2)	26,896,000
504,443	Wintrust Financial Corporation	45,122,426
	Total Banks	480,284,670
	Building Products – 1.6%
1,114,836	Gibraltar Industries Inc.	39,186,485
	Capital Markets – 2.3%
383,339	Evercore Partners Inc.	38,813,074
226,760	Piper Jaffray Companies	15,884,538
	Total Capital Markets	54,697,612
	Chemicals – 2.6%
593,278	Kraton Corporation, (2)	27,095,006
503,590	Minerals Technologies Inc.	34,772,890
	Total Chemicals	61,867,896
	Commercial Services & Supplies – 4.1%
420,839	Brink's Company	31,057,918
1,212,367	LSC Communications, Inc.	21,192,175
882,663	Quad Graphics Inc.	21,810,603

Shares	Description (1)	Value
	Commercial Services & Supplies (continued)
706,728	SP Plus Corporation, (2)	$ 24,841,489
	Total Commercial Services & Supplies	98,902,185
	Communications Equipment – 4.5%
438,157	Netgear, Inc., (2)	24,230,082
654,944	Plantronics Inc., (3)	42,669,602
1,824,920	Radware, Limited, (2)	40,330,732
	Total Communications Equipment	107,230,416
	Construction & Engineering – 3.1%
1,360,844	Aegion Corporation, (2)	30,877,550
300,547	Emcor Group Inc.	22,117,254
1,073,653	Tutor Perini Corporation, (2)	22,170,935
	Total Construction & Engineering	75,165,739
	Diversified Telecommunication Services – 1.1%
2,298,612	Vonage Holdings Corporation, (2)	25,698,482
	Electric Utilities – 0.9%
415,220	El Paso Electric Company	21,196,981
	Electrical Equipment – 1.0%
349,216	Regal-Beloit Corporation	24,864,179
	Electronic Equipment, Instruments & Components – 1.2%
2,015,652	TTM Technologies, Inc., (2)	28,098,189
	Energy Equipment & Services – 3.3%
2,491,361	ProPetro Holding Corp., (2), (3)	45,591,906
3,035,202	Superior Energy Services, Inc.	32,567,718
	Total Energy Equipment & Services	78,159,624
	Equity Real Estate Investment Trust – 6.8%
1,711,788	Brandywine Realty Trust	27,576,905
1,033,379	Kite Realty Group Trust	15,211,339
1,348,512	RLJ Lodging Trust	28,008,594
1,194,117	STAG Industrial Inc.	29,339,455
2,308,336	Summit Hotel Properties Inc.	33,424,705
960,774	Washington Real Estate Investment Trust	27,593,429
	Total Equity Real Estate Investment Trust	161,154,427
	Food & Staples Retailing – 0.1%
130,866	SpartanNash Co	2,379,144
	Gas Utilities – 1.5%
496,005	Spire, Inc.	35,786,761
	Health Care Equipment & Supplies – 1.5%
234,536	Globus Medical Inc., Class A, (2)	12,005,898

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)
706,258	Natus Medical, Inc., (2)	$ 23,341,827
	Total Health Care Equipment & Supplies	35,347,725
	Health Care Providers & Services – 2.4%
302,949	AMN Healthcare Services Inc., (2)	20,252,141
676,363	Civitas Solutions Inc., (2)	9,638,173
766,913	Tivity Health Inc., (3)	27,570,522
	Total Health Care Providers & Services	57,460,836
	Household Durables – 2.6%
1,035,655	La Z Boy Inc.	29,826,864
1,031,334	M/I Homes, Inc.	31,435,060
	Total Household Durables	61,261,924
	Insurance – 4.3%
555,291	American Equity Investment Life Holding Company	16,769,788
412,944	Amerisafe, Inc.	24,487,580
357,438	Argo Group International Holdings Inc.	20,892,251
1,358,527	CNO Financial Group Inc.	29,126,819
264,536	Horace Mann Educators Corporation	11,824,759
	Total Insurance	103,101,197
	Internet Software & Services – 1.6%
1,328,087	Cars.com Incorporated, (2), (3)	37,823,918
	IT Services – 0.6%
788,774	Evertec Inc.	14,395,125
	Leisure Products – 1.1%
439,120	Brunswick Corporation	26,294,506
	Machinery – 2.7%
2,119,525	Milacron Holdings Corporation, (2)	38,215,036
1,278,946	NN Inc.	25,962,604
	Total Machinery	64,177,640
	Media – 0.8%
364,239	Meredith Corporation, (3)	18,867,580
	Metals & Mining – 2.5%
903,191	Commercial Metals Company	18,976,043
3,591,594	SunCoke Energy Inc.	41,267,415
	Total Metals & Mining	60,243,458
	Mortgage Real Estate Investment Trust – 1.8%
2,676,484	Invesco Mortgage Capital Inc.	43,439,335
	Multiline Retail – 1.2%
679,498	Big Lots, Inc., (3)	28,844,690

Shares	Description (1)	Value
	Multi-Utilities – 1.3%
568,002	Black Hills Corporation	$ 32,194,353
	Oil, Gas & Consumable Fuels – 4.9%
2,299,893	Callon Petroleum Company, (2)	31,991,512
759,500	Delek US Holdings Inc.	35,977,515
6,196,762	Scorpio Tankers Inc.	16,483,387
1,843,703	WPX Energy Inc., (2)	31,508,884
	Total Oil, Gas & Consumable Fuels	115,961,298
	Pharmaceuticals – 0.5%
401,755	Prestige Brands Holdings Inc., (2)	11,827,667
	Professional Services – 1.3%
561,071	Korn Ferry International	29,994,856
	Semiconductors & Semiconductor Equipment – 1.6%
760,804	Amkor Technology Inc., (2)	6,299,457
953,878	Cypress Semiconductor Corporation	13,907,541
171,559	MKS Instruments Inc.	17,567,642
	Total Semiconductors & Semiconductor Equipment	37,774,640
	Software – 1.6%
2,627,382	TiVo, Inc.	37,177,455
	Specialty Retail – 2.3%
907,902	Aaron Rents Inc.	37,923,067
430,629	Signet Jewelers Limited	16,742,855
	Total Specialty Retail	54,665,922
	Textiles, Apparel & Luxury Goods – 0.4%
306,982	Culp Inc.	9,071,318
	Thrifts & Mortgage Finance – 3.7%
1,060,840	Flagstar Bancorp Inc., (2)	36,652,022
1,776,645	Radian Group Inc.	25,406,024
546,432	WSFS Financial Corporation	27,376,243
	Total Thrifts & Mortgage Finance	89,434,289
	Water Utilities – 0.9%
568,998	California Water Service Group	22,048,672

	Total Long-Term Investments (cost $2,217,634,461)	2,353,637,450

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.9%
	Money Market Funds – 2.9%
68,463,910	First American Government Obligations Fund, Class X, (4)	1.581% (5)	$ 68,463,910
	Total Investments Purchased with Collateral from Securities Lending (cost $68,463,910)		68,463,910

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.0%
	Money Market Funds – 1.0%
23,660,969	First American Treasury Obligations Fund, Class Z	1.537% (5)	$ 23,660,969
	Total Short-Term Investments (cost $23,660,969)		23,660,969
	Total Investments (cost $2,309,759,340) – 102.5%		2,445,762,329
	Other Assets Less Liabilities – (2.5)%		(58,734,759)
	Net Assets – 100%		$ 2,387,027,570
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $66,045,264.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
April 30, 2018
(Unaudited)
	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $838,759,524, $99,712,133 and $2,217,634,461, respectively)	$1,127,170,903	$117,706,880	$2,353,637,450
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	68,463,910
Short-term investments, at value (cost approximates value)	8,727,433	1,391,289	23,660,969
Receivable for:
Dividends	1,235,018	60,079	141,303
Due from broker	806	100	6,959
Interest	5,152	1,821	38,708
Investments sold	20,411,530	—	5,721,568
Reclaims	—	275	—
Shares sold	2,051,776	440,916	9,825,834
Other assets	130,596	40,632	118,694
Total assets	1,159,733,214	119,641,992	2,461,615,395
Liabilities
Payable for:
Collateral from securities lending program	—	—	68,463,910
Investments purchased	20,842,264	—	680,818
Shares redeemed	2,721,159	213,906	2,656,714
Accrued expenses:
Directors fees	76,596	8,132	38,538
Management fees	618,895	62,047	1,487,042
Shareholder servicing agent fees	322,817	38,164	848,519
12b-1 distribution and service fees	104,338	17,437	154,011
Other	100,941	25,657	258,273
Total liabilities	24,787,010	365,343	74,587,825
Net assets	$1,134,946,204	$119,276,649	$2,387,027,570

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	Dividend Value	Mid Cap Value	Small Cap Value
Class A Shares
Net assets	$ 301,707,001	$ 41,423,961	$ 321,736,867
Shares outstanding	20,637,133	1,018,354	12,849,013
Net asset value ("NAV") per share	$ 14.62	$ 40.68	$ 25.04
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 15.51	$ 43.16	$ 26.57
Class C Shares
Net assets	$ 38,552,469	$ 8,547,192	$ 77,781,833
Shares outstanding	2,686,773	221,736	3,664,403
NAV and offering price per share	$ 14.35	$ 38.55	$ 21.23
Class R3 Shares
Net assets	$ 32,188,291	$ 5,072,418	$ 57,528,112
Shares outstanding	2,211,904	125,736	2,349,069
NAV and offering price per share	$ 14.55	$ 40.34	$ 24.49
Class R6 Shares
Net assets	$ 182,657,600	$ —	$ 92,340,557
Shares outstanding	12,257,965	—	3,561,102
NAV and offering price per share	$ 14.90	$ —	$ 25.93
Class I Shares
Net assets	$ 579,816,152	$ 64,233,078	$1,837,613,342
Shares outstanding	39,150,461	1,574,248	70,921,559
NAV and offering price per share	$ 14.81	$ 40.80	$ 25.91
Class T Shares(1)
Net assets	$ 24,691	$ —	$ 26,859
Shares outstanding	1,667	—	1,036
NAV per share	$ 14.81	$ —	$ 25.91
Offering price per share (NAV per share plus maximum sales charge of 2.50%, – % and 2.50%, respectively, of offering price)	$ 15.19	$ —	$ 26.57
Net assets consist of:
Capital paid-in	$ 798,635,943	$ 94,655,001	$2,202,413,573
Undistributed (Over-distribution of) net investment income	1,380,951	462,561	1,030,842
Accumulated net realized gain (loss)	46,517,931	6,164,340	47,580,166
Net unrealized appreciation (depreciation)	288,411,379	17,994,747	136,002,989
Net assets	$1,134,946,204	$119,276,649	$2,387,027,570
Authorized shares - per class	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 2018
(Unaudited)
	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income	$15,259,345	$ 1,090,539	$ 17,716,976
Securities lending income	4,581	743	100,853
Foreign tax withheld on dividend income	(23,834)	(412)	—
Total investment income	$15,240,092	$ 1,090,870	$ 17,817,829
Expenses
Management fees	3,794,631	456,705	8,386,424
12b-1 service fees - Class A Shares	362,021	50,838	402,875
12b-1 distibution and service fees - Class C Shares	196,238	40,084	380,517
12b-1 distibution and service fees - Class R3 Shares	83,622	12,984	118,448
12b-1 distibution and service fees - Class T Shares(1)	32	—	34
Shareholder servicing agent fees	574,159	73,253	1,833,613
Custodian fees	59,031	8,353	111,794
Directors fees	15,439	1,547	29,670
Professional fees	44,341	19,640	57,500
Shareholder reporting expenses	59,159	14,309	203,097
Federal and state registration fees	52,736	33,309	166,767
Other	6,319	1,660	8,325
Total expenses before fee waiver/expense reimbursement	5,247,728	712,682	11,699,064
Fee waiver/expense reimbursement	—	(83,453)	(491,472)
Net expenses	5,247,728	629,229	11,207,592
Net investment income (loss)	9,992,364	461,641	6,610,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	47,151,367	6,189,823	48,606,329
Change in net unrealized appreciation (depreciation) of investments and foreign currency	423,136	(2,368,996)	(56,438,030)
Net realized and unrealized gain (loss)	47,574,503	3,820,827	(7,831,701)
Net increase (decrease) in net assets from operations	$57,566,867	$ 4,282,468	$ (1,221,464)

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Dividend Value		Mid Cap Value		Small Cap Value
	Six Months Ended 4/30/18	Year Ended 10/31/17	Six Months Ended 4/30/18	Year Ended 10/31/17	Six Months Ended 4/30/18	Year Ended 10/31/17
Operations
Net investment income (loss)	$ 9,992,364	$ 17,146,833	$ 461,641	$ 797,334	$ 6,610,237	$ 8,153,212
Net realized gain (loss) from investments and foreign currency	47,151,367	133,532,827	6,189,823	8,474,802	48,606,329	12,900,252
Change in net unrealized appreciation (depreciation) of investments and foreign currency	423,136	55,058,476	(2,368,996)	14,105,600	(56,438,030)	168,215,350
Net increase (decrease) in net assets from operations	57,566,867	205,738,136	4,282,468	23,377,736	(1,221,464)	189,268,814
Distributions to Shareholders
From net investment income:
Class A Shares	(2,536,381)	(4,068,899)	(253,410)	(315,526)	(1,317,746)	(919,855)
Class C Shares	(184,845)	(319,081)	—	(11,958)	—	—
Class R3 Shares	(245,322)	(471,943)	(20,719)	(34,019)	(74,384)	(63,889)
Class R6 Shares	(1,933,214)	(1,445,501)	—	—	(396,268)	(140,387)
Class I Shares	(5,806,489)	(10,974,020)	(514,965)	(617,928)	(10,291,508)	(3,306,782)
Class T Shares(1)	(215)	(145)	—	—	(113)	—
From accumulated net realized gains:
Class A Shares	(30,143,243)	(36,774,372)	(2,746,230)	(979,412)	(1,260,408)	(4,635,282)
Class C Shares	(4,310,378)	(5,988,084)	(562,327)	(208,497)	(346,671)	(896,363)
Class R3 Shares	(3,590,253)	(4,635,129)	(369,341)	(147,970)	(174,607)	(729,502)
Class R6 Shares	(20,058,515)	(6,919,343)	—	—	(213,929)	(448,217)
Class I Shares	(61,782,138)	(89,943,645)	(4,194,051)	(1,529,158)	(5,931,434)	(10,583,472)
Class T Shares(1)	(2,855)	—	—	—	(105)	—
Decrease in net assets from distributions to shareholders	(130,593,848)	(161,540,162)	(8,661,043)	(3,844,468)	(20,007,173)	(21,723,749)
Fund Share Transactions
Proceeds from sale of shares	169,309,540	340,459,426	20,637,347	13,994,130	815,395,737	1,688,046,899
Proceeds from shares issued to shareholders due to reinvestment of distributions	108,542,154	126,821,472	6,501,180	2,797,219	15,787,250	17,976,778
	277,851,694	467,280,898	27,138,527	16,791,349	831,182,987	1,706,023,677
Cost of shares redeemed	(161,833,676)	(459,391,430)	(13,925,665)	(25,479,246)	(361,419,692)	(545,225,086)
Net increase (decrease) in net assets from Fund share transactions	116,018,018	7,889,468	13,212,862	(8,687,897)	469,763,295	1,160,798,591
Net increase (decrease) in net assets	42,991,037	52,087,442	8,834,287	10,845,371	448,534,658	1,328,343,656
Net assets at the beginning of period	1,091,955,167	1,039,867,725	110,442,362	99,596,991	1,938,492,912	610,149,256
Net assets at the end of period	$1,134,946,204	$1,091,955,167	$119,276,649	$110,442,362	$2,387,027,570	$1,938,492,912
Undistributed (Over-distribution of) net investment income at the end of period	$ 1,380,951	$ 2,095,053	$ 462,561	$ 790,014	$ 1,030,842	$ 6,500,624

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
(Unaudited)
Dividend Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2018(e)	$15.67	$0.12	$ 0.67	$ 0.79	$(0.13)	$(1.71)	$(1.84)	$14.62
2017	15.12	0.22	2.72	2.94	(0.22)	(2.17)	(2.39)	15.67
2016	15.81	0.25	0.48	0.73	(0.30)	(1.12)	(1.42)	15.12
2015	17.44	0.28	(0.44)	(0.16)	(0.34)	(1.13)	(1.47)	15.81
2014	17.79	0.37	1.36	1.73	(0.38)	(1.70)	(2.08)	17.44
2013	14.60	0.30	3.59	3.89	(0.30)	(0.40)	(0.70)	17.79
Class C (02/99)
2018(e)	15.41	0.06	0.66	0.72	(0.07)	(1.71)	(1.78)	14.35
2017	14.90	0.11	2.68	2.79	(0.11)	(2.17)	(2.28)	15.41
2016	15.60	0.14	0.47	0.61	(0.19)	(1.12)	(1.31)	14.90
2015	17.23	0.16	(0.44)	(0.28)	(0.22)	(1.13)	(1.35)	15.60
2014	17.59	0.24	1.34	1.58	(0.24)	(1.70)	(1.94)	17.23
2013	14.42	0.18	3.57	3.75	(0.18)	(0.40)	(0.58)	17.59
Class R3 (09/01)
2018(e)	15.60	0.10	0.67	0.77	(0.11)	(1.71)	(1.82)	14.55
2017	15.08	0.18	2.71	2.89	(0.20)	(2.17)	(2.37)	15.60
2016	15.77	0.22	0.47	0.69	(0.26)	(1.12)	(1.38)	15.08
2015	17.41	0.24	(0.45)	(0.21)	(0.30)	(1.13)	(1.43)	15.77
2014	17.75	0.33	1.36	1.69	(0.33)	(1.70)	(2.03)	17.41
2013	14.58	0.26	3.57	3.83	(0.26)	(0.40)	(0.66)	17.75
Class R6 (02/13)
2018(e)	15.93	0.15	0.68	0.83	(0.15)	(1.71)	(1.86)	14.90
2017	15.32	0.25	2.79	3.04	(0.26)	(2.17)	(2.43)	15.93
2016	15.99	0.30	0.49	0.79	(0.34)	(1.12)	(1.46)	15.32
2015	17.62	0.34	(0.45)	(0.11)	(0.39)	(1.13)	(1.52)	15.99
2014	17.93	0.43	1.38	1.81	(0.42)	(1.70)	(2.12)	17.62
2013(f)	15.36	0.22	2.60	2.82	(0.25)	—	(0.25)	17.93
Class I (08/94)
2018(e)	15.85	0.14	0.68	0.82	(0.15)	(1.71)	(1.86)	14.81
2017	15.27	0.26	2.75	3.01	(0.26)	(2.17)	(2.43)	15.85
2016	15.95	0.29	0.49	0.78	(0.34)	(1.12)	(1.46)	15.27
2015	17.60	0.33	(0.46)	(0.13)	(0.39)	(1.13)	(1.52)	15.95
2014	17.93	0.42	1.37	1.79	(0.42)	(1.70)	(2.12)	17.60
2013	14.72	0.35	3.61	3.96	(0.35)	(0.40)	(0.75)	17.93
Class T (05/17)(g)
2018(e)	15.85	0.12	0.68	0.80	(0.13)	(1.71)	(1.84)	14.81
2017(h)	15.00	0.09	0.85	0.94	(0.09)	—	(0.09)	15.85

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.08%	$ 301,707	1.08%*	1.60%*	1.08%*	1.60%*	39%
20.95	269,063	1.08	1.46	1.08	1.46	56
5.33	259,457	1.14	1.69	1.14	1.69	67
(0.87)	310,055	1.15	1.72	1.15	1.72	53
10.78	371,703	1.15	2.19	1.15	2.19	27
27.72	384,226	1.13	1.88	1.12	1.89	44

4.68	38,552	1.83*	0.86*	1.83*	0.86*	39
20.09	39,825	1.83	0.72	1.83	0.72	56
4.46	43,097	1.89	0.94	1.89	0.94	67
(1.59)	53,507	1.90	0.98	1.90	0.98	53
10.01	65,366	1.90	1.43	1.90	1.43	27
26.95	59,753	1.88	1.09	1.87	1.10	44

4.96	32,188	1.33*	1.36*	1.33*	1.36*	39
20.64	33,639	1.33	1.21	1.33	1.21	56
5.01	31,758	1.39	1.49	1.39	1.49	67
(1.12)	42,618	1.40	1.45	1.40	1.45	53
10.59	48,476	1.40	1.92	1.40	1.92	27
27.30	38,589	1.38	1.61	1.37	1.62	44

5.27	182,658	0.72*	1.97*	0.72*	1.97*	39
21.40	188,356	0.73	1.63	0.73	1.63	56
5.63	50,588	0.79	2.04	0.79	2.04	67
(0.51)	56,123	0.81	2.03	0.81	2.03	53
11.23	62,309	0.81	2.52	0.81	2.52	27
18.52	67,620	0.80*	1.98*	0.80*	1.98*	44

5.22	579,816	0.83*	1.85*	0.83*	1.85*	39
21.25	561,047	0.83	1.73	0.83	1.73	56
5.56	654,967	0.89	1.95	0.89	1.95	67
(0.64)	930,850	0.90	1.99	0.90	1.99	53
11.11	1,178,972	0.90	2.42	0.90	2.42	27
27.96	1,151,408	0.88	2.16	0.87	2.16	44

5.16	25	1.07*	1.62*	1.07*	1.62*	39
6.26	26	1.09*	1.47*	1.09*	1.47*	56
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2018.
(f)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(g)	Class T Shares are not available for public offering.
(h)	For the period May 31, 2017 (commencement of operations) through October 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Mid Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2018(e)	$42.32	$ 0.15	$1.45	$1.60	$(0.26)	$(2.98)	$(3.24)	$40.68
2017	35.23	0.26	8.17	8.43	(0.32)	(1.02)	(1.34)	42.32
2016	35.39	0.30	0.72	1.02	(0.09)	(1.09)	(1.18)	35.23
2015	35.37	0.10	0.22	0.32	(0.30)	—	(0.30)	35.39
2014	31.00	0.23	4.30	4.53	(0.16)	—	(0.16)	35.37
2013	23.22	0.12	7.91	8.03	(0.25)	—	(0.25)	31.00
Class C (02/99)
2018(e)	40.17	—*	1.36	1.36	—	(2.98)	(2.98)	38.55
2017	33.50	(0.03)	7.78	7.75	(0.06)	(1.02)	(1.08)	40.17
2016	33.86	0.04	0.69	0.73	—	(1.09)	(1.09)	33.50
2015	33.86	(0.16)	0.20	0.04	(0.04)	—	(0.04)	33.86
2014	29.76	(0.02)	4.12	4.10	—	—	—	33.86
2013	22.29	(0.08)	7.62	7.54	(0.07)	—	(0.07)	29.76
Class R3 (09/01)
2018(e)	41.95	0.10	1.43	1.53	(0.16)	(2.98)	(3.14)	40.34
2017	34.94	0.17	8.09	8.26	(0.23)	(1.02)	(1.25)	41.95
2016	35.17	0.21	0.65	0.86	—	(1.09)	(1.09)	34.94
2015	35.15	0.02	0.21	0.23	(0.21)	—	(0.21)	35.17
2014	30.82	0.15	4.27	4.42	(0.09)	—	(0.09)	35.15
2013	23.08	0.06	7.87	7.93	(0.19)	—	(0.19)	30.82
Class I (02/94)
2018(e)	42.49	0.20	1.45	1.65	(0.36)	(2.98)	(3.34)	40.80
2017	35.36	0.36	8.20	8.56	(0.41)	(1.02)	(1.43)	42.49
2016	35.52	0.38	0.73	1.11	(0.18)	(1.09)	(1.27)	35.36
2015	35.50	0.20	0.20	0.40	(0.38)	—	(0.38)	35.52
2014	31.10	0.32	4.31	4.63	(0.23)	—	(0.23)	35.50
2013	23.29	0.19	7.93	8.12	(0.31)	—	(0.31)	31.10

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.87%	$41,424	1.32%**	0.59%**	1.17%**	0.74%**	26%
24.43	40,319	1.32	0.52	1.17	0.67	43
3.12	34,230	1.39	0.73	1.26	0.86	44
0.89	36,378	1.41	0.20	1.32	0.29	111
14.65	39,858	1.42	0.61	1.34	0.69	127
34.93	35,719	1.39	0.40	1.33	0.45	118

3.47	8,547	2.07**	(0.16)**	1.92**	(0.01)**	26
23.52	7,474	2.07	(0.23)	1.92	(0.08)	43
2.32	6,529	2.14	(0.02)	2.01	0.11	44
0.15	7,379	2.16	(0.55)	2.07	(0.46)	111
13.78	8,066	2.17	(0.14)	2.09	(0.06)	127
33.94	8,042	2.14	(0.35)	2.08	(0.29)	118

3.73	5,072	1.56**	0.36**	1.42**	0.50**	26
24.11	5,284	1.57	0.28	1.42	0.43	43
2.86	5,206	1.64	0.48	1.51	0.61	44
0.65	6,942	1.66	(0.04)	1.57	0.05	111
14.35	8,401	1.67	0.37	1.59	0.46	127
34.63	8,401	1.64	0.16	1.58	0.22	118

3.98	64,233	1.07**	0.84**	0.92**	0.99**	26
24.75	57,365	1.07	0.77	0.92	0.92	43
3.38	53,631	1.14	0.98	1.01	1.11	44
1.12	67,834	1.16	0.46	1.07	0.55	111
14.95	75,981	1.17	0.86	1.09	0.94	127
35.29	90,212	1.13	0.66	1.08	0.71	118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2018.
*	Rounds to less than $(0.01).
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Small Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/94)
2018(e)	$25.19	$ 0.06	$(0.01)	$ 0.05	$(0.10)	$(0.10)	$(0.20)	$25.04
2017	20.98	0.11	4.70	4.81	(0.09)	(0.51)	(0.60)	25.19
2016	19.95	0.14	1.20	1.34	(0.01)	(0.30)	(0.31)	20.98
2015	18.55	0.07	1.40	1.47	(0.07)	—	(0.07)	19.95
2014	16.98	0.05	1.58	1.63	(0.06)	—	(0.06)	18.55
2013	12.63	0.06	4.34	4.40	(0.05)	—	(0.05)	16.98
Class C (02/99)
2018(e)	21.36	(0.03)	—*	(0.03)	—	(0.10)	(0.10)	21.23
2017	17.92	(0.06)	4.01	3.95	—	(0.51)	(0.51)	21.36
2016	17.20	(0.01)	1.03	1.02	—	(0.30)	(0.30)	17.92
2015	16.06	(0.07)	1.21	1.14	—	—	—	17.20
2014	14.76	(0.07)	1.37	1.30	—	—	—	16.06
2013	11.02	(0.05)	3.79	3.74	—	—	—	14.76
Class R3 (09/01)
2018(e)	24.61	0.02	—*	0.02	(0.04)	(0.10)	(0.14)	24.49
2017	20.51	0.05	4.60	4.65	(0.04)	(0.51)	(0.55)	24.61
2016	19.56	0.09	1.16	1.25	—	(0.30)	(0.30)	20.51
2015	18.19	0.02	1.38	1.40	(0.03)	—	(0.03)	19.56
2014	16.65	0.01	1.55	1.56	(0.02)	—	(0.02)	18.19
2013	12.39	0.01	4.27	4.28	(0.02)	—	(0.02)	16.65
Class R6 (06/16)
2018(e)	26.09	0.10	0.01	0.11	(0.17)	(0.10)	(0.27)	25.93
2017	21.71	0.21	4.84	5.05	(0.16)	(0.51)	(0.67)	26.09
2016(f)	21.08	0.07	0.56	0.63	—	—*	—*	21.71
Class I (08/94)
2018(e)	26.09	0.09	—*	0.09	(0.17)	(0.10)	(0.27)	25.91
2017	21.70	0.17	4.88	5.05	(0.15)	(0.51)	(0.66)	26.09
2016	20.63	0.19	1.24	1.43	(0.06)	(0.30)	(0.36)	21.70
2015	19.18	0.12	1.45	1.57	(0.12)	—	(0.12)	20.63
2014	17.55	0.10	1.63	1.73	(0.10)	—	(0.10)	19.18
2013	13.06	0.10	4.48	4.58	(0.09)	—	(0.09)	17.55
Class T (05/17)(g)
2018(e)	26.06	0.06	—*	0.06	(0.11)	(0.10)	(0.21)	25.91
2017(h)	24.12	0.05	1.89	1.94	—	—	—	26.06

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.20%	$ 321,737	1.25%**	0.47%**	1.20%**	0.51%**	19%
23.06	326,495	1.26	0.43	1.22	0.46	29
6.85	167,840	1.34	0.65	1.30	0.68	40
7.95	48,656	1.40	0.32	1.39	0.34	49
9.61	44,739	1.47	0.25	1.43	0.28	55
34.98	45,225	1.47	0.37	1.46	0.38	56

(0.15)	77,782	2.00**	(0.35)**	1.95**	(0.31)**	19
22.14	71,902	2.01	(0.33)	1.97	(0.29)	29
6.08	26,815	2.09	(0.11)	2.05	(0.08)	40
7.10	4,507	2.15	(0.44)	2.14	(0.42)	49
8.81	3,008	2.21	(0.51)	2.18	(0.48)	55
33.94	3,297	2.22	(0.43)	2.20	(0.42)	56

0.08	57,528	1.50**	0.12**	1.45**	0.17**	19
22.79	42,975	1.51	0.18	1.47	0.22	29
6.58	26,510	1.59	0.43	1.56	0.46	40
7.62	14,516	1.65	0.07	1.64	0.09	49
9.38	11,530	1.72	0.01	1.68	0.04	55
34.59	8,549	1.72	0.06	1.71	0.07	56

0.40	92,341	0.83**	0.73**	0.78**	0.78**	19
23.40	52,508	0.85	0.82	0.81	0.86	29
3.00	19,967	0.89**	0.85**	0.83**	0.91**	40

0.33	1,837,613	1.00**	0.63**	0.95**	0.67**	19
23.40	1,444,587	1.01	0.66	0.97	0.70	29
7.09	369,016	1.09	0.90	1.05	0.93	40
8.22	91,044	1.15	0.58	1.14	0.59	49
9.89	71,521	1.22	0.51	1.18	0.54	55
35.34	48,281	1.22	0.64	1.21	0.65	56

0.21	27	1.24**	0.41**	1.20**	0.45**	19
8.08	27	1.24**	0.45**	1.20**	0.50**	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2018.
(f)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
(g)	Class T Shares are not available for public offering.
(h)	For the period May 31, 2017 (commencement of operations) through October 31, 2017.
*	Rounds to less than $(0.01).
**	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2018 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Dividend Value’s investment objective is long-term growth of capital and income while Mid Cap Value’s and Small Cap Value’s is capital appreciation.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually (except for Dividend Value, which are declared and distributed to shareholders quarterly). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs

Notes to Financial Statements (Unaudited) (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing service (“pricing service”). As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,127,170,903	$ —	$ —	$1,127,170,903
Short-Term Investments:
Money Market Funds	8,727,433	—	—	8,727,433
Total	$1,135,898,336	$ —	$ —	$1,135,898,336

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$117,706,880	$ —	$ —	$117,706,880
Short-Term Investments:
Money Market Funds	1,391,289	—	—	1,391,289
Total	$119,098,169	$ —	$ —	$119,098,169

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,353,637,450	$ —	$ —	$2,353,637,450
Investments Purchased with Collateral from Securities Lending	68,463,910	—	—	68,463,910
Short-Term Investments:
Money Market Funds	23,660,969	—	—	23,660,969
Total	$2,445,762,329	$ —	$ —	$2,445,762,329

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency

Notes to Financial Statements (Unaudited) (continued)
gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund's policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds' securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the following Fund, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Small Cap Value	Common Stocks	$66,045,264	$(66,045,264)	$ –
*     As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
The Funds have an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Dividend Value and Small Cap Value have issued Class T Shares; however, these shares are not available for public offering.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 4/30/18		Year Ended 10/31/17
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,741,440	$ 55,958,385	3,252,832	$ 48,611,811
Class C	157,864	2,291,371	332,592	4,902,772
Class R3	108,314	1,613,192	393,118	5,887,630
Class R6	472,486	7,195,793	9,153,787	142,649,915
Class I	6,649,578	102,250,799	9,093,037	138,382,298
Class T	—	—	1,667	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,040,506	29,997,859	2,554,462	37,112,083
Class C	279,800	4,033,602	393,367	5,609,078
Class R3	234,666	3,433,933	316,160	4,574,632
Class R6	1,461,917	21,900,125	548,889	8,143,032
Class I	3,300,496	49,176,635	4,856,847	71,382,647
Class T	—	—	—	—
	18,447,067	277,851,694	30,896,758	467,280,898
Shares redeemed:
Class A	(2,317,422)	(34,764,293)	(5,797,330)	(86,652,729)
Class C	(335,754)	(4,977,670)	(1,033,018)	(15,342,862)
Class R3	(287,060)	(4,330,016)	(659,159)	(9,817,501)
Class R6	(1,499,305)	(22,719,113)	(1,181,408)	(18,260,611)
Class I	(6,195,036)	(95,042,584)	(21,445,903)	(329,317,727)
Class T	—	—	—	—
	(10,634,577)	(161,833,676)	(30,116,818)	(459,391,430)
Net increase (decrease)	7,812,490	$ 116,018,018	779,940	$ 7,889,468

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 4/30/18		Year Ended 10/31/17
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	111,733	$ 4,589,589	141,881	$ 5,511,280
Class C	40,979	1,603,284	39,217	1,427,985
Class R3	12,432	510,359	29,494	1,139,951
Class I	335,077	13,934,115	149,945	5,914,914
Shares issued to shareholders due to reinvestment of distributions:
Class A	73,053	2,956,152	34,180	1,283,003
Class C	14,507	553,571	5,839	208,494
Class R3	9,739	390,060	4,887	181,989
Class I	64,012	2,601,397	29,825	1,123,733
	661,532	27,138,527	435,268	16,791,349
Shares redeemed:
Class A	(119,055)	(4,975,323)	(195,036)	(7,584,798)
Class C	(19,830)	(781,857)	(53,872)	(2,014,401)
Class R3	(22,390)	(917,471)	(57,433)	(2,233,082)
Class I	(174,894)	(7,251,014)	(346,426)	(13,646,965)
	(336,169)	(13,925,665)	(652,767)	(25,479,246)
Net increase (decrease)	325,363	$ 13,212,862	(217,499)	$ (8,687,897)

	Six Months Ended 4/30/18		Year Ended 10/31/17
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,037,719	$ 77,637,030	11,940,955	$ 289,250,390
Class C	716,350	15,556,532	2,413,454	49,746,569
Class R3	964,004	24,115,659	1,036,530	24,488,752
Class R6	1,956,390	52,122,983	1,553,098	38,559,281
Class I	24,488,584	645,963,533	51,369,412	1,285,976,907
Class T	—	—	1,036	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	81,794	2,113,652	208,118	5,080,399
Class C	14,332	312,864	38,954	807,521
Class R3	8,227	207,560	28,763	685,693
Class R6	22,803	610,196	23,271	588,604
Class I	468,759	12,542,978	427,849	10,814,561
Class T	—	—	—	—
	31,758,962	831,182,987	69,041,440	1,706,023,677
Shares redeemed:
Class A	(3,233,092)	(83,003,210)	(7,187,583)	(172,634,105)
Class C	(432,516)	(9,363,705)	(582,747)	(11,946,909)
Class R3	(369,517)	(9,201,974)	(611,222)	(14,373,106)
Class R6	(430,896)	(11,426,333)	(483,203)	(12,005,971)
Class I	(9,408,056)	(248,424,470)	(13,428,683)	(334,264,995)
Class T	—	—	—	—
	(13,874,077)	(361,419,692)	(22,293,438)	(545,225,086)
Net increase (decrease)	17,884,885	$ 469,763,295	46,748,002	$1,160,798,591
5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$439,435,567	$34,718,712	$848,017,053
Sales	441,071,135	29,861,906	399,774,695

6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2018.
	Dividend Value	Mid Cap Value	Small Cap Value
Tax cost of investments	$848,124,910	$101,127,566	$2,310,782,662
Gross unrealized:
Appreciation	$297,305,423	$ 21,144,423	$ 241,675,980
Depreciation	(9,531,997)	(3,173,820)	(106,696,313)
Net unrealized appreciation (depreciation) of investments	$287,773,426	$ 17,970,603	$ 134,979,667
Permanent differences, primarily due to the federal taxes paid, foreign currency transactions, tax equalization and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2017, the Funds' last tax year end, as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$ 9,693,960	$ 572,151	$ 5,516,484
Undistributed (Over-distribution of) net investment income	2,157,186	58	131,868
Accumulated net realized gain (loss)	(11,851,146)	(572,209)	(5,648,352)
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2017, the Funds' last tax year end, were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$25,199,866	$1,872,084	$6,515,245
Undistributed net long-term capital gains	96,859,271	6,796,135	7,924,313

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2017, was designated for purposes of the dividends paid deduction as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$ 17,279,589	$ 979,431	$14,522,340
Distributions from net long-term capital gains	144,260,573	2,865,037	7,201,409

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Notes to Financial Statements (Unaudited) (continued)
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For the next $3 billion	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4000	0.5000	0.5500
For the next $2.5 billion	0.3875	0.4875	0.5375
For net assets over $10 billion	0.3750	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2018, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Dividend Value	0.1967%
Mid Cap Value	0.2000%
Small Cap Value	0.1610%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board.

Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Value	0.92%	July 31, 2019
Small Cap Value	0.99	July 31, 2019
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected	$58,171	$27,035	$357,466
Paid to financial intermediaries	51,306	23,943	319,057
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances	$13,875	$12,960	$198,218
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained	$7,998	$5,299	$176,011
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained	$303	$1,313	$12,007
As of April 30, 2018, Nuveen owned shares of the following Funds as follows:
	Dividend Value	Small Cap Value
Class T Shares	1,667	1,036
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

Notes to Financial Statements (Unaudited) (continued)
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Dividend Value utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period(s) was $6,000,000 and 2.90%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $6,000,000. Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities.
9.  Subsequent Events
Class R6 Shares
Effective June 20, 2018, Mid Cap Value will begin offering Class R6 Shares as further described in the Fund’s most recent prospectus.
Share Classes and Sales Charges
Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10- year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower priceto- book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-FSTK-0418P527617-INV-B-06/19

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-FSTK-1017P

Mutual Funds

30 April

2018

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX

Semiannual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Mutual Funds
30 April 2018
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX
Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
The global synchronized expansion that drove markets to new highs in 2017 is beginning to show signs of fatigue. Against this backdrop, concerns about tightening financial conditions, potentially higher inflation and an array of geopolitical and policy risks have increased volatility across the financial markets in 2018 so far.
Despite the daily headlines, the global economy remains in solid shape. Even if the momentum is slowing, world economies are still expanding, recession probabilities are low and corporate profits have stayed healthy. Inflation remains relatively subdued, which should keep central banks on a gradual path of policy normalization. In the U.S., economic growth is expected to strengthen further, supported by low unemployment, incremental wage growth and fiscal stimulus from the newly enacted tax law changes.
Certainly there are risks that bear watching. Trade wars and tariffs have implications for both the supply and demand sides of the economy, complicating the outlook for businesses, consumers and the economy as a whole. North Korea relations, Iran and Russia sanctions, Italy’s new coalition government and Brexit negotiations are likely to continue triggering short-term turbulence in asset prices. The markets will also remain focused on central bank actions and communications.
The investment environment of 2018 will be more challenging than it was in 2017, but there is still opportunity for upside. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.
Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter time frames could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
June 25, 2018

4

Portfolio Managers’
Comments
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
James (Jim) Diedrich, CFA, has been the portfolio manager of the Nuveen Mid Cap Growth Opportunities Fund since 2006. Harold (Hal) Goldstein has served as a portfolio manager for the Fund since 2005.
Jon Loth, CFA, has been a portfolio manager for the Nuveen Small Cap Growth Opportunities Fund since 2007.
On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2018.
Nuveen Mid Cap Growth Opportunities
How did the Fund perform during the six-month reporting period ended April 30, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended April 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV performed in line with the Russell Midcap® Growth Index and underperformed the Lipper Mid-Cap Growth Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $1.8 million and $47.2 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.
Stock selection was favorable in the financial, health care and information technology sectors, but detracted in the consumer discretionary sector during this reporting period.
In addition to strong security selection in financials, the Fund also benefited from an overweight to the financials sector and more specifically to companies that benefit from rising interest rates. The Fund’s top two performing positions during the reporting period were led by BofI Holdings, Inc., a consumer focused, nationwide savings bank that operates primarily through the Internet. BofI reported favorable quarterly results as the company generated strong net loan growth and net interest margin expansion, while maintaining excellent credit quality. The company’s capital ratios are sound and it is beginning to deploy a portion of the excess capital for share buybacks. We also believe BofI will be a big beneficiary of lower corporate tax rates and have maintained the Fund’s position. Discount online brokerage firm E*TRADE Group Inc. experienced tailwinds during the reporting period with continued benefit from incremental

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
interest rate hikes and heightened volatility in the market, which led to higher customer trading activity. E*TRADE reported better-than-expected earnings per share (EPS) during the reporting period driven by solid revenues. In January 2018, the company also announced the acquisition of approximately 1 million retail brokerage accounts from Capital One Financial with around $18 billion in assets. We believe E*TRADE’s capital position will allow it to continue to gather assets; therefore, we have maintained the Fund’s position.
In the health care sector, the Fund benefited from a recently purchased position in Novocure Limited, a commercial-stage medical device company with a unique, patented technology for treating solid tumor cancers. The company received approval for use of its therapy in newly diagnosed glioblastoma, in combination with chemotherapy. We believe Novocure will continue to benefit as its new approach has few side effects and increased acceptance from payers. Use of this approach for other cancers such as lung, pancreatic and mesothelioma could dramatically increase its total addressable market. The Fund also experienced favorable results from a position in Insulet Corporation, the manufacturer of the Omnipod tubeless insulin pump for diabetes patients. The company reported strong revenue and earnings growth for fourth quarter and full-year 2017 that exceeded guidance. Shares also responded favorably to news that the Omnipod system would be receiving Medicare and Medicaid coverage for users beginning in 2019, as well as inclusion in a pair of large commercial insurance plans. In addition, management outlined a path for continued gross margin expansion and allayed concerns that a larger competitor would impact the company’s growth with a closed-loop system. We have maintained the Fund’s positions in both Novocure and Insulet.
The information technology sector also had a positive effect on performance led by FleetCor Technologies Inc. and Red Hat, Inc. FleetCor is a provider of customized payment card solutions to the small fleet operator market domestically and overseas. The company offers charge cards to fleet operators for its drivers to use for purchases and returns detailed spending data back to the operators. We originally added this position because we believed FleetCor had a long runway for growth by providing value-added products that its customers cannot get for themselves, such as significant fuel and lodging savings. The company continues to expand geographically and is a market share gainer in a fragmented industry. After detracting in the previous reporting period, shares rebounded after the company reported strong organic growth and confidence regarding its Cambridge acquisition. We believe that FleetCor is focused on maximizing shareholder returns and will capitalize on opportunities to simplify its business. Therefore, we maintained a position in the stock. Open source software developer Red Hat provides high quality, affordable technology with its operating system platform, Red Hat Enterprise Linux, along with virtualization, applications, management and Services Oriented Architecture (SOA) solutions. The company reported another strong quarter with billings and cash flow that topped consensus expectations. Red Hat remained well positioned for the adoption of hybrid-cloud services and continued to see success in large deals. The company continued to benefit from its strong management team, solid acquisitions and the realization by enterprises that not all software applications can be most efficiently run on a public cloud. We continued to own this stock in the Fund’s portfolio.
In the industrial sector, results were modestly negative, where strength from a position in XPO Logistics, Incorporated was offset by weak performance from WABCO Holdings Inc. XPO Logistics, the largest last-mile provider for heavy goods, reported solid results and continued to win new business despite hurricane-related headwinds from the third quarter of 2017. Strong expansion in assetlight brokerage, final mile and the European logistics and transportation segments drove core growth. Investors also reacted favorably to the rumor that home improvement retail giant Home Depot might acquire XPO Logistics, which has not yet been announced, the development highlighted the scarcity and strategic value of the company’s assets in an increasingly e-commerce world. We continued to hold XPO Logistics in the Fund’s portfolio. On the other hand, the Fund’s position in WABCO Holdings Inc. detracted from performance during the reporting period, despite the company’s continued market share gains. The company makes electronic braking, stability, suspension and transmission automation systems for commercial vehicles. WABCO’s shares rose in the first part of the reporting period to reach an all-time high by late January 2018, before falling sharply in the final months. Growing global trade war concerns following U.S. policy actions on steel and aluminum tariffs created a sentiment headwind among industrial stocks such as WABCO. Additionally, inflationary pressures stemming from material, wage and transportation costs raised concerns, despite the generally favorable demand backdrop. We continue to like WABCO and own it in the Fund.
Stock selection in the consumer discretionary sector was the primary detractor from the Fund’s performance during the reporting period. The most significant laggard was a position in Signet Jewelers Limited, a jewelry retailer that operates under key brands including Jared, Kay and Zale’s in the U.S., as well as non-U.S. exposure that generates approximately 14% of revenues. Although the company reported better-than-expected earnings and revenues in mid-March 2018, shares traded down on soft 2018 guidance. Signet faces
6

near-term headwinds as a result of two new strategic actions, including the sale of the remainder of the company’s credit receivables and the beginning of a three-year restructuring plan. Because we believed these actions would significantly weigh on earnings in fiscal year 2018, we sold the stock. Also, the Fund’s position in CarMax, Inc., the leading used car retailer in the U.S., detracted from performance during the reporting period after its shares hit an all-time high in October 2018. CarMax reported weaker-than-expected third-quarter results as strength in hurricane-affected markets failed to offset broader market weakness. The combination of more aggressive new car incentives and higher used car prices tilted the market in favor of new cars versus used cars. However, we continued to hold our position because we believe this company has an ample runway for growth by expanding into new markets and increasing its share in existing markets. In addition, the world’s largest flooring manufacturer, Mohawk Industries Inc., detracted from performance despite reporting quarterly results that were ahead of consensus and raising guidance modestly. Investors were concerned about the company’s weak ceramic sales, questions around consumer demand shifting toward luxury vinyl tile, depressed cash flow and operating margins from increased investments in new capacity, and the impact of a fast-growing competitor. We have sold our position in Mohawk Industries.
Although technology was an area of strength, the Fund saw weak results from a position in Wix.com Limited. The company provides free web page building to businesses and individuals that don’t have the financial resources or programming knowledge to do it themselves. Wix.com has more than 40 million registered users and generates revenue from its 700,000 premium subscribers. Shares took a step back during the reporting period after the company reported mixed third-quarter results. Although revenues, collections growth and sub-metrics were generally solid, operating expenses were higher than expected. Therefore, estimates for 2018 operating expenses were higher than expected and cash flow was lower, causing us to sell our position.
Nuveen Small Cap Growth Opportunities Fund
How did the Fund perform during the six-month reporting period ended April 30, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended April 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Russell 2000® Growth Index and underperformed the Lipper Small-Cap Growth Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of approximately $35 million to $5.9 billion at the time of purchase, which is based on the most recent reconstitution of the Russell 2000® Index that occurred on June 30, 2017. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above-average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.
The Fund’s outperformance versus the Russell 2000® Growth benchmark was mainly the result of stock selection in the information technology, consumer discretionary and energy sectors. Technology holdings were a particular source of strength from an absolute and relative standpoint, propelled largely by strong company financial reports from the fourth calendar quarter of 2017. Also, several laggards from the previous reporting period showed strong recoveries during the reporting period.
In the software group, a pair of information security companies, SailPoint Technologies Holdings Inc. and Varonis Systems Inc., confirmed the significant need for enterprise protection in an environment of persistent threats. SailPoint Technologies provides software solutions to help companies gain insights about who has access to certain resources and how they are being used. We originally participated in the company’s initial public offering (IPO) in November 2017 and then further filled out the Fund’s position as the reporting period progressed. In February 2018, the company reported strong quarterly and full-year 2017 results. SailPoint’s management also forecasted an outlook for topline growth above 20% in 2018, which is very conservative according to consensus estimates. Varonis Sys-
7

Portfolio Managers’ Comments (continued)
tems offers companies a data security platform that protects their files and email servers from cyberattacks and insider threats. The company announced fourth quarter and full-year 2017 results during the reporting period, aided by strong billings and deal closures. We believe SailPoint and Varonis will continue to benefit as high profile data breaches and regulations cause companies to seek out solutions to securing their on premise and cloud data. Therefore, we have maintained these positions in the Fund’s portfolio.
On the equipment side, the Fund benefited from a rebound in a position that detracted in the previous reporting period, Plantronics Inc. The company is a leading global provider of headsets to both enterprises and consumers. Plantronics continued to report improving top-line growth within its core enterprise segment and, accordingly, associated margin expansion. During the reporting period, the company announced a transformative and accretive acquisition of Polycom from a private equity group, the pending acquisition will result in a broad and branded portfolio of communication and collaboration endpoints for the growing unified communications industry. However, given that a large portion of the deal will be financed with debt, we trimmed the Fund’s position in Plantronics to mitigate the possibility of an unexpected delay in any post-closing debt reduction from cash flow.
In the Internet software space, the Fund saw favorable results from a position in CommVault Systems, Inc., a provider of data management software and services. Shares jumped in early April 2018 after an investor, Elliott Management, disclosed a major stake in the company. Elliott believes CommVault’s shares are significantly undervalued based on its leadership position in the data management software industry. We continue to own CommVault as a play on both data management and archiving, where we believe earnings comparisons should become more favorable.
The Fund also benefited from a position in Twilio, Inc., a leading provider of cloud communications technology that plays a critical role for software developers by allowing them to easily and securely build communication services. The company reported strong topline results for fourth-quarter 2017, solidly beating expectations. More importantly, company management discussed that gross margins had bottomed at around 53% in the third quarter, and should move higher in 2018. Twilio’s shareholders bid up the shares based on confidence that growth should continue and gross margins should move higher. We continued to own this stock because we believe there is further upside to both the company’s topline growth and margin profile throughout 2018. However, we did trim the Fund’s weight in Twilio slightly, given the stock’s strong move during the reporting period.
In the consumer discretionary sector, the Fund saw favorable results from Planet Fitness Inc., a franchise operator of approximately 1,500 low-cost fitness centers. The company continued its track record of strong execution, which drove same-store sales higher during 2017. Planet Fitness is well positioned to continue its growth with 1,000 signed area development agreements for new franchise stores over the next five years. We continue to hold this name because we believe Planet Fitness can drive closer to 4,000 units, while also benefiting as its royalty rate moves higher from the 5% level to 7% over time. Also, shares of Wingstop Inc., a unique, low cost chicken wing restaurant concept, surged as a result of strong same-store growth that was ahead of expectations in its third-quarter financial report. While the company continues to benefit from rising trends in online ordering and delivery, we also believe its earnings will benefit significantly from corporate tax reform and strong comparable unit sales. While we continue to own Wingstop in the portfolio as an attractive franchise restaurant name, we have pared the position back on the basis of valuation.
Stock selection in energy also aided relative performance, leading the sector to produce very strong returns in our portfolio. Fund holdings were concentrated among Permian Basin energy producers, and one of them, RSP Permian Inc., announced it would be acquired by a larger energy company, Concho Resources, for a nearly 30% premium. Additionally, the Fund avoided exposure to energy services names, where the potential for capacity additions and moderating activity created uncertainty over pricing for the back half of 2018. We have sold the Fund’s position in RSP Permian.
On the negative side, stock selection in the industrial, financial and health care sectors detracted from performance. In the industrial sector, shares of defense electronics contractor Mercury Computer Systems Inc. dropped sharply at the end of April 2018 after the company reported weaker-than-expected fiscal third-quarter 2018 results. The company provides sensor and safety critical mission processing subsystems for various U.S. defense and intelligence programs. Mercury Systems’ results were negatively impacted by delays in the finalization of the Department of Defense’s 2018 budget; however, we believed bookings should pick up during the second half of 2018 and continued to hold a position. Also, shares of Kratos Defense & Security Solutions Inc., a manufacturer of defense sys-
8

tems including unmanned aerial technology, corrected following strong outperformance earlier in 2017. The stock was down following the company’s secondary offering to reduce leverage, as well as the same above-mentioned federal budget uncertainties and the potential impact on defense spending. We eliminated the Fund’s position in Kratos given the push-out in investment catalysts and also in an effort to improve quality in the group.
Elsewhere in industrials, rising input costs and operational missteps hindered our position in global window and door manufacturer Jeld-Wen Holding, Inc. The company was also negatively impacted by higher freight costs and labor inefficiencies during the reporting period and wasn’t able to offset those with pricing increases, leading to lower guidance for margins in 2018. However, we have maintained our position in Jeld-Wen because we believe the company will be able to maintain strong growth. Finally, the Fund’s position in cutting-tool maker Kennametal Inc. detracted from performance during the reporting period. The company has experienced improved organic growth trends as its energy, industrial and mining end markets have recovered. However, at a macro level, growing global trade war concerns following U.S. policy actions on steel and aluminum tariffs created a sentiment headwind among industrial stocks such as Kennametal during the reporting period. Additionally, inflationary pressures stemming from materials, wages and transportation costs created concerns over operating leverage potential despite the generally favorable demand markers that companies were seeing. Lower margins due to the cost headwinds led to a pullback in Kennametal’s shares, which we find attractive at these levels.
Financial services companies were also a source of relative weakness during the reporting period. Investors scrutinized loan growth and net interest margin expansion, despite the anticipated benefits of regulatory relief from Dodd-Frank modifications. The Fund was hindered by a position in Essent Group Ltd., which provides mortgage insurance, reinsurance and risk management products to mortgage lenders and investors to support home ownership. After reaching all-time highs in early 2018, shares dropped through the end of the reporting period due to competitive pressures brought on by Federal Home Loan Mortgage, which announced a wholesale approach to mortgage insurance. This created an overhang for the entire group and led us to exit the position. Also, shares of Eagle Bancorp, Inc. were hit hard following the dissemination of a report that management had offered selected customers low cost loans in exchange for partial ownership interests. Although management denied the claim, regulators could not corroborate the information. As a risk management measure, we eliminated Eagle Bancorp pending reassurance that this would not become a greater issue.
In the health care sector, results were negative overall in part due to the Fund’s underweight position in biotechnology firm Nektar Therapeutics. Shares of this firm rocketed higher during the reporting period due to excitement surrounding an emerging cancer drug that could provide substantial synergies to a major immune-oncology drug in a wide array of solid tumors. The Fund also experienced weak results from a position in Prestige Brands Holdings Inc., the largest over-the-counter health care products company in North America with brands like Anacin, Chloraseptic, Compound W and Luden’s. During the reporting period, the company reported revenue that was in line with expectations, but earnings came in below expectations after higher freight costs and warehousing costs weighed on margins. Although the higher freight costs will likely continue for the short term, the company should be able to increase pricing to offset some of the costs. Therefore, we maintained the Fund’s position in Prestige Brands.
On the other hand, the health care sector was home to several strong performers, including Insulet Corporation, the manufacturer of the tubeless insulin pump for diabetes patients. The company reported strong revenue and earnings growth for fourth quarter and full-year 2017 that exceeded guidance. Shares also responded favorably to news that the insulin pump system would be receiving Medicare and Medicaid coverage for users beginning in 2019, as well as inclusion in a pair of large commercial insurance plans. In addition, management outlined a path for continued gross margin expansion and allayed concerns that a larger competitor would impact the company’s growth with a closed-loop system. Also, health care workforce solutions and staffing company AMN Healthcare Services Inc. saw its shares jump sharply in the final month of the reporting period after the company announced two acquisitions that should be immediately accretive to earnings and reported strong growth in its core nurse staffing business. We have maintained the Fund’s positions in both Insulet and AMN Healthcare.
Although results were strong in information technology, the sector was home to one detractor of note, Quotient Technology Inc., the largest provider of digital freestanding coupons for more than 700 consumer packaged goods companies. During the reporting period, the company switched its pricing strategy to a return on investment (ROI) based program. We have sold the Fund's position Quotient.
9

Portfolio Managers’ Comments (continued)
Finally, a position in broad-line closeout retailer Big Lots, Inc. detracted, despite the company’s report of an earnings beat on higher margins. Top-line results were softer than expectations because competition impacted sales in key product areas like mattresses and winter weather items. However, we remained invested in Big Lots because of continued positive traction in results from the company’s Store of the Future concept, favorable end-market income trends and its attractive valuation.
10

Risk Considerations
Nuveen Mid Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
11

THIS PAGE INTENTIONALLY LEFT BLANK
12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
13

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.14%	16.92%	11.57%	8.68%
Class A Shares at maximum Offering Price	(0.91)%	10.21%	10.25%	8.04%
Russell Midcap® Growth Index	5.16%	16.87%	12.76%	9.74%
Lipper Multi-Cap Growth Funds Classification Average	5.86%	16.81%	12.12%	8.60%
Class C Shares	4.78%	16.06%	10.73%	7.87%
Class R3 Shares	5.03%	16.66%	11.29%	8.41%
Class I Shares	5.29%	17.23%	11.85%	8.95%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R6 Shares	5.36%	17.38%	12.00%	12.32%
Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.22%	19.05%	11.74%	9.44%
Class A Shares at maximum Offering Price	1.05%	12.21%	10.43%	8.79%
Class C Shares	6.82%	18.14%	10.91%	8.62%
Class R3 Shares	7.11%	18.76%	11.47%	9.17%
Class I Shares	7.35%	19.35%	12.02%	9.71%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R6 Shares	7.42%	19.52%	12.18%	12.50%
Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
14

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.23%	1.98%	1.48%	0.84%	0.98%
Net Expense Ratios	1.17%	1.92%	1.42%	0.78%	0.92%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
15

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.88%	13.73%	12.32%	10.11%
Class A Shares at maximum Offering Price	(0.20)%	7.17%	11.00%	9.46%
Russell 2000® Growth Index	5.46%	16.60%	13.07%	10.41%
Lipper Small-Cap Growth Funds Classification Average	6.84%	18.17%	12.28%	9.72%
Class C Shares	5.45%	12.86%	11.48%	9.29%
Class R3 Shares	5.71%	13.41%	12.04%	9.83%
Class I Shares	6.00%	14.00%	12.60%	10.39%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	6.06%	14.17%	20.79%
Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.20%	14.33%	11.45%	10.73%
Class A Shares at maximum Offering Price	(0.87)%	7.78%	10.14%	10.08%
Class C Shares	4.80%	13.43%	10.63%	9.91%
Class R3 Shares	5.08%	14.03%	11.17%	10.46%
Class I Shares	5.35%	14.59%	11.73%	11.01%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	5.41%	14.73%	21.07%
Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
16

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.42%	2.17%	1.67%	1.05%	1.17%
Net Expense Ratios	1.25%	2.00%	1.50%	0.88%	1.00%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31,2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
17

Holding Summaries    as of April 30, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Mid Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	98.3%
Exchange-Traded Funds	1.3%
Investments Purchased with Collateral from Securities Lending	2.6%
Other Assets Less Liabilities	(2.2)%
Net Assets	100%
Portfolio Composition (% of net assets)
IT Services	10.9%
Software	10.6%
Capital Markets	8.5%
Machinery	6.0%
Life Sciences Tools & Services	5.9%
Hotels, Restaurants & Leisure	5.2%
Health Care Providers & Services	5.2%
Aerospace & Defense	4.3%
Semiconductors & Semiconductor Equipment	3.7%
Internet Software & Services	3.4%
Health Care Equipment & Supplies	3.4%
Oil, Gas & Consumable Fuels	3.3%
Chemicals	2.2%
Auto Components	2.1%
Media	2.1%
Road & Rail	2.0%
Technology Hardware, Storage & Peripherals	1.8%
Other	19.0%
Investments Purchased with Collateral from Securities Lending	2.6%
Other Assets Less Liabilities	(2.2)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
First Data Corporation, Class A	2.5%
DXC Technology Company	2.2%
Total System Services Inc.	2.1%
FleetCor Technologies Inc.	2.1%
Worldpay, Inc.	2.0%
18

Nuveen Small Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	96.4%
Exchange-Traded Funds	1.2%
Investments Purchased with Collateral from Securities Lending	4.8%
Money Market Funds	2.7%
Other Assets Less Liabilities	(5.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	11.0%
Health Care Equipment & Supplies	7.4%
Biotechnology	5.9%
Banks	5.3%
Internet Software & Services	4.1%
Chemicals	4.1%
Building Products	3.9%
Health Care Providers & Services	3.8%
Pharmaceuticals	3.5%
Commercial Services & Supplies	3.4%
Hotels, Restaurants & Leisure	3.3%
Semiconductors & Semiconductor Equipment	3.2%
Machinery	3.0%
Communications Equipment	3.0%
Textiles, Apparel & Luxury Goods	2.9%
IT Services	2.8%
Road & Rail	2.6%
Life Sciences Tools & Services	2.4%
Specialty Retail	2.2%
Other	19.8%
Investments Purchased with Collateral from Securities Lending	4.8%
Money Market Funds	2.7%
Other Assets Less Liabilities	(5.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Cathay General Bancorp	2.0%
Evercore Partners Inc.	1.8%
MSA Safety Inc.	1.7%
Aspen Technology Inc.	1.6%
Interface, Inc.	1.6%
19

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2018.
The beginning of the period is November 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Mid Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,051.40	$1,047.80	$1,050.30	$1,053.60	$1,052.90
Expenses Incurred During the Period	$ 5.95	$ 9.75	$ 7.22	$ 3.97	$ 4.68
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.99	$1,015.27	$1,017.75	$1,020.93	$1,020.23
Expenses Incurred During the Period	$ 5.86	$ 9.59	$ 7.10	$ 3.91	$ 4.61
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.78% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
20

Nuveen Small Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.80	$1,054.50	$1,057.10	$1,060.60	$1,060.00
Expenses Incurred During the Period	$ 6.33	$ 10.14	$ 7.60	$ 4.44	$ 5.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.65	$1,014.93	$1,017.41	$1,020.48	$1,019.89
Expenses Incurred During the Period	$ 6.21	$ 9.94	$ 7.45	$ 4.36	$ 4.96
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49%, 0.87% and 0.99% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
21

Nuveen Mid Cap Growth Opportunities Fund
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.6%
	COMMON STOCKS – 98.3%
	Aerospace & Defense – 4.3%
49,079	L-3 Communications Holdings, Inc.	$9,613,595
160,079	Textron Inc.	9,947,309
40,586	TransDigm Group Inc., (2)	13,010,654
	Total Aerospace & Defense	32,571,558
	Air Freight & Logistics – 1.2%
88,330	XPO Logistics, Incorporated, (2)	8,582,143
	Auto Components – 2.1%
192,246	BorgWarner Inc.	9,408,519
137,942	Delphi Technologies PLC	6,677,740
	Total Auto Components	16,086,259
	Banks – 1.7%
134,207	East West Bancorp Inc.	8,940,871
63,594	FCB Financial Holdings, Inc., Class A Shares, (2)	3,675,733
	Total Banks	12,616,604
	Capital Markets – 8.5%
204,877	E*TRADE Financial Corporation, (2)	12,431,936
56,610	Evercore Partners Inc.	5,731,763
91,823	Moody's Corporation	14,893,691
57,427	MSCI Inc., Class A Shares	8,604,287
115,155	Raymond James Financial Inc.	10,335,161
205,332	TD Ameritrade Holding Corporation	11,927,736
	Total Capital Markets	63,924,574
	Chemicals – 2.2%
82,749	Celanese Corporation, Series A	8,992,334
19,610	Sherwin-Williams Company	7,209,812
	Total Chemicals	16,202,146
	Communications Equipment – 1.4%
12,971	Arista Networks Inc., (2)	3,431,478
35,388	Palo Alto Networks, Incorporated, (2)	6,812,544
	Total Communications Equipment	10,244,022
	Containers & Packaging – 1.7%
94,124	Berry Plastics Corporation, (2)	5,176,820
124,733	WestRock Company	7,379,204
	Total Containers & Packaging	12,556,024
22

Shares	Description (1)	Value
	Electrical Equipment – 1.6%
169,241	Ametek Inc.	$ 11,813,022
	Electronic Equipment, Instruments & Components – 1.6%
143,979	Amphenol Corporation, Class A	12,052,482
	Health Care Equipment & Supplies – 3.4%
41,955	Cooper Companies, Inc.	9,595,528
76,952	Insulet Corporation, (2)	6,617,872
334,929	Novocure Limited, (2)	9,143,562
	Total Health Care Equipment & Supplies	25,356,962
	Health Care Providers & Services – 5.2%
119,727	Centene Corporation, (2)	12,999,958
55,097	CIGNA Corporation	9,466,767
121,845	HealthEquity, Inc., (2)	8,001,561
28,230	Humana Inc.	8,304,701
	Total Health Care Providers & Services	38,772,987
	Health Care Technology – 0.6%
111,898	Teladoc, Inc., (2), (3)	4,811,614
	Hotels, Restaurants & Leisure – 5.2%
116,110	Hilton Worldwide Holdings Inc.	9,154,112
97,773	Hyatt Hotels Corporation, Class A	7,515,810
376,787	MGM Resorts International Inc.	11,838,648
55,704	Wynn Resorts Ltd	10,371,528
	Total Hotels, Restaurants & Leisure	38,880,098
	Household Durables – 1.5%
252,780	D.R. Horton, Inc.	11,157,709
	Internet & Direct Marketing Retail – 1.0%
67,427	Expedia, Inc.	7,763,545
	Internet Software & Services – 3.4%
135,419	GoDaddy, Inc., Class A Shares, (2)	8,742,651
65,804	IAC/InterActiveCorp.	10,669,460
57,750	LogMeIn Inc.	6,364,050
	Total Internet Software & Services	25,776,161
	IT Services – 10.9%
162,686	DXC Technology Company	16,766,419
1,009,513	First Data Corporation, Class A, (2)	18,272,185
75,967	FleetCor Technologies Inc., (2)	15,746,440
187,422	Total System Services Inc.	15,754,693
187,476	Worldpay, Inc., (2)	15,226,801
	Total IT Services	81,766,538
23

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	Leisure Products – 1.5%
105,880	Polaris Industries Inc.	$ 11,098,342
	Life Sciences Tools & Services – 5.9%
390,507	Accelerate Diagnostics Inc., (2)	8,669,255
95,332	Agilent Technologies, Inc.	6,267,126
36,437	Illumina Inc., (2)	8,778,767
100,207	Iqvia Holdings, Inc., (2)	9,595,822
59,268	Waters Corporation, (2)	11,166,684
	Total Life Sciences Tools & Services	44,477,654
	Machinery – 6.0%
94,345	Dover Corporation	8,745,781
52,513	IDEX Corporation, (3)	7,018,888
63,696	Parker Hannifin Corporation	10,485,636
53,870	Stanley Black & Decker Inc.	7,627,453
88,253	WABCO Holdings Inc.	11,383,754
	Total Machinery	45,261,512
	Media – 2.1%
107,734	GCI Liberty Inc., (2)	4,804,936
260,378	Liberty Sirius Group, Class-A Shares, (2)	10,875,989
	Total Media	15,680,925
	Metals & Mining – 0.8%
139,186	Steel Dynamics Inc.	6,236,925
	Oil, Gas & Consumable Fuels – 3.3%
69,553	Cimarex Energy Company	6,996,336
73,857	Diamondback Energy, (3)	9,486,932
455,817	Marathon Oil Corporation	8,318,660
	Total Oil, Gas & Consumable Fuels	24,801,928
	Road & Rail – 2.0%
72,838	J.B. Hunt Transports Services Inc.	8,553,366
63,084	Kansas City Southern Industries	6,726,647
	Total Road & Rail	15,280,013
	Semiconductors & Semiconductor Equipment – 3.7%
70,137	Lam Research Corporation	12,979,553
337,124	Marvell Technology Group Ltd.	6,762,707
45,235	Microchip Technology Incorporated, (3)	3,784,360
37,686	Monolithic Power Systems, Inc.	4,413,031
	Total Semiconductors & Semiconductor Equipment	27,939,651
	Software – 10.6%
99,696	Autodesk, Inc., (2)	12,551,726
273,699	Cadence Design Systems, Inc., (2)	10,964,382
24

Shares	Description (1)	Value
	Software (continued)
62,696	Electronic Arts Inc., (2)	$7,396,874
82,270	Parametric Technology Corporation, (2)	6,774,935
82,673	Red Hat, Inc., (2)	13,480,659
75,778	ServiceNow Inc., (2)	12,589,757
53,534	Splunk Inc., (2)	5,495,265
105,593	Take-Two Interactive Software, Inc., (2)	10,528,678
	Total Software	79,782,276
	Specialty Retail – 1.0%
124,293	CarMax, Inc., (2)	7,768,313
	Technology Hardware, Storage & Peripherals – 1.8%
204,086	NetApp, Inc.	13,588,046
	Textiles, Apparel & Luxury Goods – 1.0%
77,983	Carter's Inc.	7,823,255
	Thrifts & Mortgage Finance – 1.1%
202,240	BofI Holdings, Inc., (2)	8,146,227
	Total Common Stocks (cost $599,057,310)	738,819,515

Shares	Description (1), (4)	Value
	EXCHANGE-TRADED FUNDS – 1.3%
111,784	SPDR S&P Biotech ETF, (3)	$ 9,722,972
	Total Exchange-Traded Funds (cost $9,305,150)	9,722,972

	Total Long-Term Investments (cost $608,362,460)	748,542,487

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.6%
	Money Market Funds – 2.6%
19,896,097	First American Government Obligations Fund, Class X, (5)	1.581% (6)	$ 19,896,097
	Total Investments Purchased with Collateral from Securities Lending (cost $19,896,097)		19,896,097
	Total Investments (cost $628,258,557) – 102.2%		768,438,584
	Other Assets Less Liabilities – (2.2)%		(16,602,920)
	Net Assets – 100%		$ 751,835,664
25

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2018
(Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $19,299,527.
(4)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ETF	Exchange-Traded Fund
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
26

Nuveen Small Cap Growth Opportunities Fund
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.6%
	COMMON STOCKS – 96.4%
	Aerospace & Defense – 0.8%
25,333	Mercury Computer Systems Inc., (2)	$ 812,683
	Banks – 5.3%
49,396	Cathay General Bancorp	1,976,334
47,791	Home Bancshares, Inc.	1,110,663
12,704	Texas Capital BancShares, Inc., (2)	1,253,250
17,228	Western Alliance Bancorporation, (2)	1,016,107
	Total Banks	5,356,354
	Biotechnology – 5.9%
10,344	Blueprint Medicines Corporation, (2)	793,592
21,919	EXACT Sciences Corporation, (2)	1,096,169
36,189	Fate Therapeutics, Inc., (2)	365,509
30,792	Halozyme Therapeutics, Inc., (2)	582,893
7,165	Ligand Pharmaceuticals Inc., (2)	1,109,500
3,231	Loxo Oncology Inc., (2)	406,815
21,246	Repligen Corporation, (2)	786,102
6,269	Sage Therapeutics, Inc., (2)	902,234
	Total Biotechnology	6,042,814
	Building Products – 3.9%
48,745	Continental Building Products Inc., (2)	1,369,735
38,685	Gibraltar Industries Inc.	1,359,778
44,121	Jeld-Wen Holding, Inc., (2)	1,240,241
	Total Building Products	3,969,754
	Capital Markets – 1.8%
17,747	Evercore Partners Inc.	1,796,884
	Chemicals – 4.1%
70,749	Ferro Corporation	1,557,186
38,284	GCP Applied Technologies, Inc., (2)	1,096,837
19,874	Ingevity Corporation, (2)	1,526,919
	Total Chemicals	4,180,942
	Commercial Services & Supplies – 3.4%
74,978	Interface, Inc.	1,649,516
20,386	MSA Safety Inc.	1,770,320
	Total Commercial Services & Supplies	3,419,836
27

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	Communications Equipment – 3.0%
53,520	Ciena Corporation, (2)	$1,378,140
25,032	Plantronics Inc.	1,630,835
	Total Communications Equipment	3,008,975
	Construction & Engineering – 1.4%
31,527	MasTec Inc., (2)	1,387,188
	Diversified Consumer Services – 1.1%
10,934	Grand Canyon Education Inc., (2)	1,137,027
	Electronic Equipment, Instruments & Components – 1.0%
16,115	Belden Inc.	992,684
	Health Care Equipment & Supplies – 7.4%
56,707	AtriCure, Inc., (2)	1,260,597
18,572	Insulet Corporation, (2)	1,597,192
17,514	iRhythm Technologies, Inc., (2)	1,018,439
55,894	K2M Group Holdings Inc., (2)	1,067,575
33,159	Merit Medical Systems, Inc., (2)	1,608,212
35,127	Novocure Limited, (2)	958,967
	Total Health Care Equipment & Supplies	7,510,982
	Health Care Providers & Services – 3.8%
21,508	Amedisys, Inc., (2)	1,421,463
18,187	AMN Healthcare Services Inc., (2)	1,215,801
17,059	LHC Group, Inc., (2)	1,269,531
	Total Health Care Providers & Services	3,906,795
	Health Care Technology – 1.1%
26,446	Teladoc, Inc., (2), (3)	1,137,178
	Hotels, Restaurants & Leisure – 3.3%
20,446	BJ's Restaurants, Inc.	1,141,909
34,345	Planet Fitness Inc., (2)	1,383,760
16,958	Wingstop Inc.	828,568
	Total Hotels, Restaurants & Leisure	3,354,237
	Household Durables – 1.4%
24,589	Installed Building Products Inc., (2)	1,418,785
	Internet Software & Services – 4.1%
13,046	2U Inc., (2)	1,050,073
7,849	GrubHub Inc., (2), (3)	793,848
26,985	Mimecast Limited, (2)	1,026,779
31,067	Twilio, Inc., (2), (3)	1,311,338
	Total Internet Software & Services	4,182,038
28

Shares	Description (1)	Value
	IT Services – 2.8%
13,878	EPAM Systems Inc., (2)	$1,586,949
18,959	Interxion Holdings NV, (2)	1,232,714
	Total IT Services	2,819,663
	Leisure Products – 1.0%
31,340	Malibu Boats Inc., Class A, (2)	1,056,158
	Life Sciences Tools & Services – 2.4%
41,889	Accelerate Diagnostics Inc., (2)	929,936
18,204	PRA Health Sciences, Inc., (2)	1,495,822
	Total Life Sciences Tools & Services	2,425,758
	Machinery – 3.0%
38,683	Evoqua Water Technologies Co, (2)	790,293
37,722	Kennametal Inc.	1,374,967
46,880	Welbilt Incorporation, (2)	898,221
	Total Machinery	3,063,481
	Media – 1.1%
18,457	Nexstar Broadcasting Group, Inc.	1,148,948
	Multiline Retail – 2.2%
22,512	Big Lots, Inc.	955,634
21,238	Ollie's Bargain Outlet Holdings, Inc., (2)	1,321,004
	Total Multiline Retail	2,276,638
	Oil, Gas & Consumable Fuels – 1.9%
79,787	Callon Petroleum Company, (2)	1,109,837
42,843	Centennial Resource Development Inc., (2)	792,596
	Total Oil, Gas & Consumable Fuels	1,902,433
	Pharmaceuticals – 3.5%
35,893	Intersect ENT, Inc., (2)	1,433,925
8,086	MyoKardia Inc., (2)	399,448
10,524	Nektar Therapeutics, (2)	880,438
29,820	Prestige Brands Holdings Inc., (2)	877,901
	Total Pharmaceuticals	3,591,712
	Professional Services – 1.0%
19,119	Korn Ferry International	1,022,102
	Road & Rail – 2.6%
33,043	Knight-Swift Transportation Holdings Inc.	1,289,007
40,329	Werner Enterprises, Inc.	1,383,285
	Total Road & Rail	2,672,292
	Semiconductors & Semiconductor Equipment – 3.2%
16,036	MKS Instruments Inc.	1,642,086
29

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
14,029	Monolithic Power Systems, Inc.	$ 1,642,796
	Total Semiconductors & Semiconductor Equipment	3,284,882
	Software – 11.0%
18,854	Aspen Technology Inc., (2), (3)	1,654,438
28,065	BlackLine, Inc., (2)	1,161,891
21,434	CommVault Systems, Inc., (2), (3)	1,499,308
13,600	Proofpoint, Incorporated, (2)	1,603,984
44,462	Rapid7 Inc., (2)	1,255,607
26,775	RealPage Inc., (2)	1,432,462
48,906	SailPoint Technologies Holdings, (2)	1,178,146
20,993	Varonis Systems Inc., (2)	1,371,893
591,081	VideoPropulsion Inc., (2), (4)	1
	Total Software	11,157,730
	Specialty Retail – 2.2%
25,580	Aaron Rents Inc.	1,068,477
9,508	Childrens Place Retail Stores Inc.	1,212,745
	Total Specialty Retail	2,281,222
	Technology Hardware, Storage & Peripherals – 1.5%
74,785	Pure Storage Inc., Class A Shares, (2)	1,512,901
	Textiles, Apparel & Luxury Goods – 2.9%
17,039	Oxford Industries Inc.	1,312,685
33,194	Steven Madden Limited	1,601,610
	Total Textiles, Apparel & Luxury Goods	2,914,295
	Trading Companies & Distributors – 1.3%
72,596	MRC Global Inc., (2), (3)	1,359,723
	Total Common Stocks (cost $79,308,286)	98,105,094

Shares	Description (1), (5)	Value
	EXCHANGE-TRADED FUNDS – 1.2%
6,591	iShares Russell 2000 Growth ETF, (3)	$ 1,258,815
	Total Exchange-Traded Funds (cost $1,293,109)	1,258,815

	Total Long-Term Investments (cost $80,601,395)	99,363,909

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.8%
	Money Market Funds – 4.8%
4,813,963	First American Government Obligations Fund, Class X, (6)	1.581% (7)	$ 4,813,963
	Total Investments Purchased with Collateral from Securities Lending (cost $4,813,963)		4,813,963

30

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 2.7%
	Money Market Funds – 2.7%
2,766,480	First American Treasury Obligations Fund, Class Z	1.537% (7)	$ 2,766,480
	Total Short-Term Investments (cost $2,766,480)		2,766,480
	Total Investments (cost $88,181,838) – 105.1%		106,944,352
	Other Assets Less Liabilities – (5.1)%		(5,156,526)
	Net Assets – 100%		$ 101,787,826
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $4,731,754.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(5)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(7)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ETF	Exchange-Traded Fund
See accompanying notes to financial statements.
31

Statement of Assets and Liabilities
April 30, 2018
(Unaudited)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $608,362,460 and $80,601,395, respectively)	$748,542,487	$ 99,363,909
Investment purchased with collateral from securities lending, at value (cost approximates value)	19,896,097	4,813,963
Short-term investments, at value (cost approximates value)	—	2,766,480
Receivable for:
Dividends	105,462	8,616
Due from broker	8,870	1,658
Interest	2,457	2,557
Investments sold	14,136,272	379,562
Shares sold	731,955	337,745
Other assets	97,820	41,012
Total assets	783,521,420	107,715,502
Liabilities
Cash overdraft	804,528	—
Payable for:
Collateral from securities lending program	19,896,097	4,813,963
Investments purchased	8,972,485	940,416
Shares redeemed	1,064,979	46,569
Accrued expenses:
Directors fees	61,592	823
Management fees	446,933	56,191
12b-1 distribution and service fees	75,224	9,668
Other	363,918	60,046
Total liabilities	31,685,756	5,927,676
Net assets	$751,835,664	$101,787,826

See accompanying notes to financial statements.
32

Statement of Assets and Liabilities (Unaudited) (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Class A Shares
Net assets	$234,103,469	$ 35,567,780
Shares outstanding	6,193,978	1,539,631
Net asset value ("NAV") per share	$ 37.79	$ 23.10
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 40.10	$ 24.51
Class C Shares
Net assets	$ 14,949,505	$ 2,066,390
Shares outstanding	539,867	116,468
NAV and offering price per share	$ 27.69	$ 17.74
Class R3 Shares
Net assets	$ 32,677,392	$ 1,556,455
Shares outstanding	931,790	71,481
NAV and offering price per share	$ 35.07	$ 21.77
Class R6 Shares
Net assets	$ 61,638,131	$ 18,210,880
Shares outstanding	1,337,684	666,659
NAV and offering price per share	$ 46.08	$ 27.32
Class I Shares
Net assets	$408,467,167	$ 44,386,321
Shares outstanding	8,949,333	1,629,255
NAV and offering price per share	$ 45.64	$ 27.24
Net assets consist of:
Capital paid-in	$560,730,022	$ 77,922,026
Undistributed (Over-distribution of) net investment income	(1,596,711)	(283,946)
Accumulated net realized gain (loss)	52,522,326	5,387,232
Net unrealized appreciation (depreciation)	140,180,027	18,762,514
Net assets	$751,835,664	$101,787,826
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
33

Statement of Operations
Six Months Ended April 30, 2018
(Unaudited)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income	$ 2,433,796	$ 246,835
Securities lending income	78,402	12,134
Total investment income	2,512,198	258,969
Expenses
Management fees	3,056,563	425,493
12b-1 service fees - Class A Shares	306,390	43,822
12b-1 distibution and service fees - Class C Shares	79,458	10,629
12b-1 distibution and service fees - Class R3 Shares	87,092	4,022
Shareholder servicing agent fees	568,479	61,884
Custodian fees	41,921	8,174
Directors fees	10,730	1,345
Professional fees	36,668	19,267
Shareholder reporting expenses	45,396	18,534
Federal and state registration fees	41,645	40,833
Other	8,733	1,557
Total expenses before fee waiver/expense reimbursement	4,283,075	635,560
Fee waiver/expense reimbursement	(233,733)	(92,645)
Net expenses	4,049,342	542,915
Net investment income (loss)	(1,537,144)	(283,946)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	55,884,003	5,675,544
Change in net unrealized appreciation (depreciation) of investments	(12,977,766)	382,597
Net realized and unrealized gain (loss)	42,906,237	6,058,141
Net increase (decrease) in net assets from operations	$ 41,369,093	$5,774,195
See accompanying notes to financial statements.
34

Statement of Changes in Net Assets
(Unaudited)
	Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Six Months Ended 4/30/18	Year Ended 10/31/17	Six Months Ended 4/30/18	Year Ended 10/31/17
Operations
Net investment income (loss)	$ (1,537,144)	$ (2,405,897)	$ (283,946)	$ (519,619)
Net realized gain (loss) from investments	55,884,003	147,239,993	5,675,544	13,336,050
Change in net unrealized appreciation (depreciation) of investments	(12,977,766)	50,051,609	382,597	8,799,437
Net increase (decrease) in net assets from operations	41,369,093	194,885,705	5,774,195	21,615,868
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
From accumulated net realized gains:
Class A Shares	(42,671,318)	(12,685,309)	(4,209,121)	(147,667)
Class C Shares	(3,566,386)	(947,963)	(324,846)	(11,170)
Class R3 Shares	(6,636,934)	(2,649,483)	(201,526)	(7,181)
Class R6 Shares	(10,590,712)	(1,941,793)	(2,000,545)	(75,588)
Class I Shares	(63,162,628)	(18,975,079)	(4,579,909)	(144,488)
Decrease in net assets from distributions to shareholders	(126,627,978)	(37,199,627)	(11,315,947)	(386,094)
Fund Share Transactions
Proceeds from sale of shares	38,695,270	100,136,946	8,572,986	15,395,316
Proceeds from shares issued to shareholders due to reinvestment of distributions	118,019,725	34,647,413	9,469,803	326,000
	156,714,995	134,784,359	18,042,789	15,721,316
Cost of shares redeemed	(120,070,265)	(387,175,355)	(12,102,581)	(24,411,376)
Net increase (decrease) in net assets from Fund share transactions	36,644,730	(252,390,996)	5,940,208	(8,690,060)
Net increase (decrease) in net assets	(48,614,155)	(94,704,918)	398,456	12,539,714
Net assets at the beginning of period	800,449,819	895,154,737	101,389,370	88,849,656
Net assets at the end of period	$ 751,835,664	$ 800,449,819	$101,787,826	$101,389,370
Undistributed (Over-distribution of) net investment income at the end of period	$ (1,596,711)	$ (59,567)	$ (283,946)	$ —
See accompanying notes to financial statements.
35

Financial Highlights
(Unaudited)
Mid Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/95)
2018(e)	$43.45	$(0.10)	$ 2.06	$ 1.96	$ —	$(7.62)	$(7.62)	$37.79
2017	36.09	(0.17)	9.20	9.03	—	(1.67)	(1.67)	43.45
2016	40.91	(0.12)	(1.36)	(1.48)	—	(3.34)	(3.34)	36.09
2015	47.67	(0.31)	1.72	1.41	—	(8.17)	(8.17)	40.91
2014	51.11	(0.38)	6.09	5.71	—	(9.15)	(9.15)	47.67
2013	42.38	(0.17)	12.05	11.88	—	(3.15)	(3.15)	51.11
Class C (09/01)
2018(e)	33.94	(0.19)	1.56	1.37	—	(7.62)	(7.62)	27.69
2017	28.74	(0.36)	7.23	6.87	—	(1.67)	(1.67)	33.94
2016	33.50	(0.31)	(1.11)	(1.42)	—	(3.34)	(3.34)	28.74
2015	40.77	(0.52)	1.42	0.90	—	(8.17)	(8.17)	33.50
2014	45.29	(0.63)	5.26	4.63	—	(9.15)	(9.15)	40.77
2013	38.17	(0.45)	10.72	10.27	—	(3.15)	(3.15)	45.29
Class R3 (12/00)
2018(e)	40.90	(0.14)	1.93	1.79	—	(7.62)	(7.62)	35.07
2017	34.14	(0.25)	8.68	8.43	—	(1.67)	(1.67)	40.90
2016	38.98	(0.20)	(1.30)	(1.50)	—	(3.34)	(3.34)	34.14
2015	45.90	(0.40)	1.65	1.25	—	(8.17)	(8.17)	38.98
2014	49.65	(0.49)	5.89	5.40	—	(9.15)	(9.15)	45.90
2013	41.35	(0.27)	11.72	11.45	—	(3.15)	(3.15)	49.65
Class R6 (02/13)
2018(e)	51.24	(0.03)	2.49	2.46	—	(7.62)	(7.62)	46.08
2017	42.11	(0.02)	10.82	10.80	—	(1.67)	(1.67)	51.24
2016	47.00	0.06	(1.61)	(1.55)	—	(3.34)	(3.34)	42.11
2015	53.36	(0.16)	1.97	1.81	—	(8.17)	(8.17)	47.00
2014	55.97	(0.23)	6.77	6.54	—	(9.15)	(9.15)	53.36
2013(f)	46.61	(0.05)	9.41	9.36	—	—	—	55.97
Class I (12/89)
2018(e)	50.85	(0.07)	2.48	2.41	—	(7.62)	(7.62)	45.64
2017	41.87	(0.08)	10.73	10.65	—	(1.67)	(1.67)	50.85
2016	46.81	(0.04)	(1.56)	(1.60)	—	(3.34)	(3.34)	41.87
2015	53.24	(0.23)	1.97	1.74	—	(8.17)	(8.17)	46.81
2014	55.93	(0.29)	6.75	6.46	—	(9.15)	(9.15)	53.24
2013	45.97	(0.06)	13.17	13.11	—	(3.15)	(3.15)	55.93
36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.14%	$234,103	1.23%*	(0.59)%*	1.17%*	(0.53)%*	47%
25.89	250,908	1.23	(0.48)	1.17	(0.43)	136
(3.78)	280,681	1.29	(0.35)	1.27	(0.33)	89
3.68	365,394	1.30	(0.72)	1.30	(0.72)	118
12.89	371,601	1.30	(0.81)	1.30	(0.81)	106
30.27	355,086	1.30	(0.38)	1.29	(0.38)	108

4.78	14,950	1.98*	(1.34)*	1.92*	(1.28)*	47
24.95	16,278	1.98	(1.23)	1.92	(1.18)	136
(4.50)	16,956	2.04	(1.10)	2.02	(1.08)	89
2.91	22,284	2.05	(1.47)	2.05	(1.47)	118
12.01	24,304	2.05	(1.56)	2.05	(1.56)	106
29.33	22,181	2.05	(1.14)	2.04	(1.13)	108

5.03	32,677	1.48*	(0.84)*	1.42*	(0.78)*	47
25.60	35,402	1.48	(0.72)	1.42	(0.66)	136
(4.04)	55,093	1.54	(0.59)	1.52	(0.57)	89
3.43	54,866	1.55	(0.98)	1.55	(0.98)	118
12.59	64,262	1.55	(1.10)	1.55	(1.10)	106
29.97	47,168	1.55	(0.63)	1.54	(0.63)	108

5.36	61,638	0.84*	(0.19)*	0.78*	(0.14)*	47
26.41	72,703	0.84	(0.09)	0.78	(0.03)	136
(3.41)	50,677	0.89	0.12	0.86	0.14	89
4.09	31,167	0.92	(0.33)	0.92	(0.33)	118
13.31	16,192	0.92	(0.44)	0.92	(0.44)	106
20.12	25,874	0.92*	(0.14)*	0.92*	(0.14)*	108

5.29	408,467	0.98*	(0.34)*	0.92*	(0.28)*	47
26.20	425,158	0.98	(0.23)	0.92	(0.18)	136
(3.54)	491,747	1.04	(0.10)	1.02	(0.08)	89
3.95	730,560	1.05	(0.47)	1.05	(0.47)	118
13.15	814,636	1.05	(0.56)	1.05	(0.56)	106
30.60	776,915	1.05	(0.13)	1.04	(0.12)	108
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2018.
(f)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
*	Annualized.
See accompanying notes to financial statements.
37

Financial Highlights (Unaudited) (continued)
Small Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/95)
2018(e)	$24.78	$(0.08)	$1.41	$ 1.33	$ —	$(3.01)	$(3.01)	$23.10
2017	19.90	(0.16)	5.14	4.98	—	(0.10)	(0.10)	24.78
2016	21.57	(0.10)	0.45	0.35	—	(2.02)	(2.02)	19.90
2015	24.41	(0.22)	0.33	0.11	—	(2.95)	(2.95)	21.57
2014	27.13	(0.26)	2.35	2.09	—	(4.81)	(4.81)	24.41
2013	21.25	(0.26)	7.93	7.67	—	(1.79)	(1.79)	27.13
Class C (09/01)
2018(e)	19.79	(0.13)	1.09	0.96	—	(3.01)	(3.01)	17.74
2017	16.02	(0.26)	4.13	3.87	—	(0.10)	(0.10)	19.79
2016	17.89	(0.20)	0.35	0.15	—	(2.02)	(2.02)	16.02
2015	20.89	(0.33)	0.28	(0.05)	—	(2.95)	(2.95)	17.89
2014	24.05	(0.38)	2.03	1.65	—	(4.81)	(4.81)	20.89
2013	19.17	(0.38)	7.05	6.67	—	(1.79)	(1.79)	24.05
Class R3 (12/00)
2018(e)	23.56	(0.11)	1.33	1.22	—	(3.01)	(3.01)	21.77
2017	18.97	(0.21)	4.90	4.69	—	(0.10)	(0.10)	23.56
2016	20.71	(0.14)	0.42	0.28	—	(2.02)	(2.02)	18.97
2015	23.60	(0.27)	0.33	0.06	—	(2.95)	(2.95)	20.71
2014	26.45	(0.31)	2.27	1.96	—	(4.81)	(4.81)	23.60
2013	20.81	(0.30)	7.73	7.43	—	(1.79)	(1.79)	26.45
Class R6 (06/16)
2018(e)	28.72	(0.05)	1.66	1.61	—	(3.01)	(3.01)	27.32
2017	22.96	(0.08)	5.94	5.86	—	(0.10)	(0.10)	28.72
2016(f)	21.63	(0.02)	1.35	1.33	—	—	—	22.96
Class I (08/95)
2018(e)	28.66	(0.06)	1.65	1.59	—	(3.01)	(3.01)	27.24
2017	22.94	(0.12)	5.94	5.82	—	(0.10)	(0.10)	28.66
2016	24.51	(0.06)	0.51	0.45	—	(2.02)	(2.02)	22.94
2015	27.26	(0.19)	0.39	0.20	—	(2.95)	(2.95)	24.51
2014	29.68	(0.23)	2.62	2.39	—	(4.81)	(4.81)	27.26
2013	23.03	(0.21)	8.65	8.44	—	(1.79)	(1.79)	29.68
38

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.88%	$35,568	1.42%*	(0.91)%*	1.24%*	(0.72)%*	60%
25.07	34,934	1.41	(0.80)	1.30	(0.69)	95
1.90	31,255	1.48	(0.58)	1.42	(0.52)	106
0.72	33,922	1.50	(1.00)	1.47	(0.97)	128
9.07	38,990	1.57	(1.19)	1.47	(1.09)	125
39.22	40,965	1.55	(1.17)	1.46	(1.09)	119

5.45	2,066	2.18*	(1.65)*	1.99*	(1.47)*	60
24.21	2,181	2.16	(1.55)	2.05	(1.44)	95
1.10	1,971	2.23	(1.32)	2.18	(1.27)	106
(0.03)	2,278	2.25	(1.75)	2.22	(1.72)	128
8.26	2,250	2.32	(1.94)	2.22	(1.84)	125
38.17	2,350	2.30	(1.91)	2.22	(1.83)	119

5.71	1,556	1.68*	(1.17)*	1.49*	(0.99)*	60
24.77	1,608	1.66	(1.05)	1.55	(0.94)	95
1.62	1,631	1.73	(0.83)	1.67	(0.78)	106
0.50	1,439	1.75	(1.26)	1.72	(1.23)	128
8.77	2,077	1.82	(1.44)	1.72	(1.34)	125
38.86	1,941	1.80	(1.40)	1.72	(1.32)	119

6.06	18,211	1.06*	(0.53)*	0.87*	(0.34)*	60
25.56	19,108	1.04	(0.43)	0.93	(0.32)	95
6.15	19,524	1.02*	(0.29)*	0.96*	(0.23)*	106

6.00	44,386	1.18*	(0.66)*	0.99*	(0.48)*	60
25.41	43,557	1.16	(0.56)	1.05	(0.44)	95
2.10	34,468	1.24	(0.32)	1.19	(0.26)	106
1.00	62,403	1.25	(0.75)	1.22	(0.71)	128
9.34	62,887	1.32	(0.94)	1.22	(0.84)	125
39.55	48,141	1.30	(0.90)	1.22	(0.82)	119

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2018.
(f)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
39

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2018 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Mid Cap Growth Opportunities' investment objective is capital appreciation. Small Cap Growth Opportunities' investment objective is growth of capital.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
40

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from
41

Notes to Financial Statements (Unaudited) (continued)
sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market ("Nasdaq") are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Mid Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$738,819,515	$ —	$ —	$738,819,515
Exchange-Traded Funds	9,722,972	—	—	9,722,972
Investments Purchased with Collateral from Securities Lending	19,896,097	—	—	19,896,097
Total	$768,438,584	$ —	$ —	$768,438,584

Small Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$ 98,105,093	$ —	$ 1**	$ 98,105,094
Exchange-Traded Funds	1,258,815	—	—	1,258,815
Investments Purchased with Collateral from Securities Lending	4,813,963	—	—	4,813,963
Short-Term Investments:
Money Market Funds	2,766,480	—	—	2,766,480
Total	$106,944,351	$ —	$ 1	$106,944,352

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s
42

dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund's policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds' securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
43

Notes to Financial Statements (Unaudited) (continued)
The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mid Cap Growth Opportunities
	Common Stocks	$ 9,827,405	$ (9,827,405)	$ —
	Exchange-Traded Funds	9,472,122	(9,472,122)	—
Total		$19,299,527	$(19,299,527)	$ —
Small Cap Growth Opportunities
	Common Stocks	$ 4,349,774	$ (4,349,774)	$ —
	Exchange-Traded Funds	381,980	(381,980)	—
Total		$ 4,731,754	$ (4,731,754)	$ —
*     As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
44

	Six Months Ended 4/30/18		Year Ended 10/31/17
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	203,374	$ 7,916,349	599,732	$ 23,211,270
Class C	28,495	799,699	31,633	966,677
Class R3	80,317	2,913,663	206,167	7,572,310
Class R6	78,221	3,688,941	659,180	28,826,884
Class I	494,471	23,376,618	866,620	39,559,805
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,152,715	42,051,063	338,790	12,416,659
Class C	127,561	3,418,634	30,334	874,224
Class R3	192,865	6,534,257	76,052	2,629,881
Class R6	238,476	10,590,712	45,085	1,941,793
Class I	1,259,374	55,425,059	392,170	16,784,856
	3,855,869	156,714,995	3,245,763	134,784,359
Shares redeemed:
Class A	(937,250)	(36,866,101)	(2,941,519)	(112,861,968)
Class C	(95,746)	(2,758,212)	(172,357)	(5,236,118)
Class R3	(207,014)	(7,365,777)	(1,030,127)	(37,314,487)
Class R6	(398,026)	(18,648,182)	(488,649)	(22,975,747)
Class I	(1,165,139)	(54,431,993)	(4,643,529)	(208,787,035)
	(2,803,175)	(120,070,265)	(9,276,181)	(387,175,355)
Net increase (decrease)	1,052,694	$ 36,644,730	(6,030,418)	$(252,390,996)

	Six Months Ended 4/30/18		Year Ended 10/31/17
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	46,323	$ 1,088,749	113,239	$ 2,567,846
Class C	7,114	124,767	20,459	371,311
Class R3	24,259	518,422	22,228	479,017
Class R6	201	5,502	—	—
Class I	249,002	6,835,546	458,134	11,977,142
Shares issued to shareholders due to reinvestment of distributions:
Class A	183,807	4,069,501	6,530	143,536
Class C	18,965	323,348	630	11,123
Class R3	9,604	200,538	342	7,155
Class R6	76,532	2,000,545	2,978	75,588
Class I	110,271	2,875,871	3,494	88,598
	726,078	18,042,789	628,034	15,721,316
Shares redeemed:
Class A	(100,060)	(2,330,671)	(280,941)	(6,347,802)
Class C	(19,851)	(354,927)	(33,860)	(623,759)
Class R3	(30,659)	(648,939)	(40,281)	(858,266)
Class R6	(75,481)	(2,070,276)	(187,954)	(4,955,000)
Class I	(249,649)	(6,697,768)	(444,348)	(11,626,549)
	(475,700)	(12,102,581)	(987,384)	(24,411,376)
Net increase (decrease)	250,378	$ 5,940,208	(359,350)	$ (8,690,060)
5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$370,587,986	$60,146,897
Sales	458,540,404	67,265,682
45

Notes to Financial Statements (Unaudited) (continued)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transaction. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of April 30, 2018.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Tax cost of investments	$631,579,509	$88,481,700
Gross unrealized:
Appreciation	$148,578,305	$21,497,561
Depreciation	(11,719,230)	(3,034,909)
Net unrealized appreciation (depreciation) of investments	$136,859,075	$18,462,652
Permanent differences, primarily due to net operating losses, tax equalization and federal taxes paid resulted in reclassifications among the Funds' components of net assets as of October 31, 2017, the Funds' last tax year end, as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$ 14,562,127	$ 984,411
Undistributed (Over-distribution of) net investment income	4,046,493	840,749
Accumulated net realized gain (loss)	(18,608,620)	(1,825,160)
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2017, the Funds' last tax year end, were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$ 24,962,414	$5,307,307
Undistributed net long-term capital gains	101,624,839	6,020,190

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2017, was designated for purposes of the dividends paid deduction as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$ —	$ —
Distributions from net long-term capital gains	37,199,627	386,094

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
46

7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6000%	0.6500%
For the next $125 million	0.5875	0.6375
For the next $250 million	0.5750	0.6250
For the next $500 million	0.5625	0.6125
For the next $1 billion	0.5500	0.6000
For the next $3 billion	0.5250	0.5750
For the next $2.5 billion	0.5000	0.5500
For the next $2.5 billion	0.4875	0.5375
For net assets over $10 billion	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2018, the complex-level fee rate for each Fund was 0.2000%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board.
47

Notes to Financial Statements (Unaudited) (continued)
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Growth Opportunities	0.92%	July 31, 2019
Small Cap Growth Opportunities	0.99%	July 31, 2019
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected	$19,857	$13,359
Paid to financial intermediaries	17,414	11,790
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances	$2,864	$769
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained	$2,860	$1,249
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained	$732	$814
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Op-
48

erations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds did not utilize this facility.
9.  Subsequent Events
Share Classes and Sales Charges
Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10- year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
49

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
50

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
51

Notes
52

Notes
53

Notes
54

Notes

55

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-FCGO-0418P527619-INV-B-06/19

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-FCGO-1017P

Mutual Funds

30 April

2018

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ARSTX

Semiannual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Mutual Funds
30 April 2018
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ASEFX	ARSTX
Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chairman’s Letter
to Shareholders

Dear Shareholders,
The global synchronized expansion that drove markets to new highs in 2017 is beginning to show signs of fatigue. Against this backdrop, concerns about tightening financial conditions, potentially higher inflation and an array of geopolitical and policy risks have increased volatility across the financial markets in 2018 so far.
Despite the daily headlines, the global economy remains in solid shape. Even if the momentum is slowing, world economies are still expanding, recession probabilities are low and corporate profits have stayed healthy. Inflation remains relatively subdued, which should keep central banks on a gradual path of policy normalization. In the U.S., economic growth is expected to strengthen further, supported by low unemployment, incremental wage growth and fiscal stimulus from the newly enacted tax law changes.
Certainly there are risks that bear watching. Trade wars and tariffs have implications for both the supply and demand sides of the economy, complicating the outlook for businesses, consumers and the economy as a whole. North Korea relations, Iran and Russia sanctions, Italy’s new coalition government and Brexit negotiations are likely to continue triggering short-term turbulence in asset prices. The markets will also remain focused on central bank actions and communications.
The investment environment of 2018 will be more challenging than it was in 2017, but there is still opportunity for upside. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.
Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter time frames could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
June 25, 2018

4

Portfolio Managers’
Comments

Nuveen Large Cap Select Fund
Nuveen Small Cap Select Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
David Chalupnik, CFA, and Evan Staples, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Evan joined the portfolio management team for the Fund in 2017.
Mark Traster, CFA, and Gregory Ryan, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Mark assumed portfolio manager responsibilities in 2008 and Greg joined the portfolio management team for the Fund in 2013.
On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2018.
Nuveen Large Cap Select Fund
How did the Fund perform during the six-month reporting period ended April 30, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed both the S&P 500® Index and the Lipper Large-Cap Core Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to achieve superior, risk-adjusted returns over the long term. Throughout the reporting period, the Fund remained cyclically oriented with the most significant change in positioning coming from a nearly 3% decrease in its utilities weighting. We also increased our industrial exposure, which shifted the Fund from slightly underweight to overweight versus the benchmark in the sector. In addition, we increased the Fund’s allocation to information technology where it remains overweight. On the other hand, we decreased the Fund’s exposure in both consumer discretionary and consumer staples and remain underweight in both sectors.
The Fund’s outperformance versus the S&P 500® Index and Lipper peers was the result of both favorable stock selection and sector allocations. In terms of the former, security selection was particularly strong in the energy, financial and industrial sectors. Returns were also boosted by an underweight position in the poorly performing consumer staples sector.
The energy sector had the greatest positive impact on performance and featured some of the Fund’s top overall contributors. After lagging in the previous reporting period, shares of oil and gas exploration and production (E&P) company Anadarko Petroleum Corporation rebounded sharply. The company posted solid quarterly results after production and pricing came in stronger than expected

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
along with lower production costs. We continue to like Anadarko Petroleum’s ability to optimize its portfolio, its strategic exposure to the Delaware, Denver-Julesburg and Deepwater basins and management’s focus on shareholder returns. As such, we maintained our position in the Fund. HollyFrontier Corporation, a producer of light petroleum products, reported a strong third quarter highlighted by higher-than-expected refining margins, which resulted in above-consensus earnings. The company also generated cash flow from operations that exceeded expectations, while its Petro-Canada Lubricants acquisition contributed its second full quarter with management indicating that integration is nearly complete. We continue to like and own HollyFrontier given its exposure to midland crude and the integration of the higher margin lubricants business, which should help margins and valuations improve further.
The financial sector was another top contributor to the Fund’s overall performance and was led by a position in E*TRADE Financial Corporation. The discount online brokerage firm benefited from incremental interest rate hikes and heightened volatility in the market, which led to higher customer trading activity. E*TRADE reported better-than-expected earnings per share (EPS) during the reporting period driven by solid revenues. In January 2018, the company also announced the acquisition of approximately one million retail brokerage accounts from Capital One Financial with around $18 billion in assets. We believe E*TRADE’s capital position will allow it to continue to gather assets; therefore, we have maintained the Fund’s position. On the insurance side, the Fund benefited from a position in XL Group Ltd., a leading global property and casualty commercial lines insurer and reinsurer. French financial giant AXA placed a bid to acquire XL Group in early March, confirming our merger and acquisition (M&A) thesis around the company. The deal represents the largest ever European acquisition of a U.S. insurer and will help AXA bolster its presence in the U.S. casualty coverage business. Following the announcement, we captured the gains made on the trade and exited our position.
In the industrials sector, the Fund’s position in XPO Logistics, Incorporated was a standout performer. The company, which is the largest last-mile provider for heavy goods, continued to benefit from new business wins during the reporting period. Despite hurricane-related headwinds in the third quarter of 2017, XPO Logistics reported solid results. Strong expansion in asset-light brokerage, final mile and the European logistics and transportation segments drove core growth. Investors also reacted favorably to the rumor that home improvement retail giant Home Depot might acquire XPO Logistics, which has not yet been announced, the development highlighted the scarcity and strategic value of the company’s assets in an increasingly e-commerce world. We continue to hold XPO Logistics in the Fund’s portfolio.
Results were just slightly positive in health care, where two of the Fund’s larger holdings in the sector were involved in a significant M&A deal during the reporting period. In early March 2018, health insurance behemoth CIGNA Corporation announced it had agreed to purchase Express Scripts, Holding Company, the largest pharmacy benefit manager in the United States. The deal, which was valued at approximately $54 billion, was still undergoing Department of Justice scrutiny subsequent to the close of this reporting period. Shares of Express Scripts were sharply higher after the company provided initial 2018 earnings guidance that was above consensus estimates in December 2018 and then announced the acquisition by Cigna. The company processes approximately 1.4 billion prescriptions annually for its payer clients through its mail-order pharmacy and network of retail pharmacies. Conversely, Cigna shares remained under pressure following the unexpected news, despite the company’s report of strong fundamental results for the fourth quarter. We believe the merger could lead to lower pharmacy costs and additional service offerings, while helping Cigna compete with CVS Health, which recently announced a $69 billion offer for Aetna; UnitedHealth, which owns OptumRx; and Amazon, which announced potential plans to enter the prescription drug space. We continued to hold positions in both Cigna and Express Scripts in the Fund’s portfolio.
In information technology, FleetCor Technologies Inc. performed well after reporting strong growth and confidence regarding its Cambridge acquisition. The company provides fuel payment cards and processing for commercial customers. We believe FleetCor is focused on maximizing shareholder returns and will capitalize on opportunities to simplify its business. Therefore, we maintained a position in the stock. Also in technology, shares of global payments processor and financial services company MasterCard, Inc. rose sharply during the reporting period. The company has continued to experience significant growth in gross dollar transaction volumes despite new European regulations that could potentially threaten revenues. In February 2018, the company reported fourth-quarter earnings that were better than expected fueled by increased holiday spending. We continued to hold the position because we believe the company should see benefits from strengthening consumer spending and tax reform.
6

The Fund’s detractors of note during the reporting period included stock selection and an underweight position in the strongly performing consumer discretionary sector, which included Newell Brands Inc., a worldwide marketer of consumer and commercial products. The company’s portfolio of more than 200 brands includes Rubbermaid, Graco, Papermate, Sunbeam and Coleman. Newell’s third-quarter earnings came in below expectations resulting in weak revenues. Due to the disappointing third-quarter results and a long time frame for recovery, we exited our position in Newell Brands early in the reporting period. We also saw weak results from a position in Signet Jewelers Limited, a jewelry retailer that operates under key brands including Jared, Kay and Zales in the U.S., as well as non-U.S. exposure that generates approximately 14% of revenues. Although the company reported better-than-expected earnings and revenues in mid-March 2018, shares traded down on soft 2018 guidance. Signet Jewelers faces near-term headwinds as a result of two new strategic actions, including the sale of the remainder of the company’s credit receivables and the beginning of a three-year restructuring plan. Because we believed that the long-term opportunity no longer outweighed the short-term challenges, we exited Signet Jewelers during the reporting period. Finally, a lack of exposure to large benchmark constituent Amazon.com Inc. detracted significantly from the Fund’s performance during the reporting period. Although the consumer discretionary sector detracted overall, the Fund experienced strong results from its position in electronics retailing giant Best Buy Co, Inc. Shares rallied in December 2017 due to rising optimism that the company would experience robust sales during the holiday shopping season. Best Buy’s management team raised its full-year guidance after another quarter of robust revenue growth. We have since sold our position in Best Buy.
The financial sector was also home to one detractor of note, Citigroup Inc. The bank reported mixed revenue from its institutional group and a decrease in trading as well as a significant one-time tax charge in the fourth quarter. However, core EPS was in line with expectations and we believe that Citigroup can leverage its capital base to generate high quality earnings and better asset quality. We continued to hold Citigroup in the Fund’s portfolio.
Nuveen Small Cap Select Fund
How did the Fund perform during the six-month reporting period ended April 30, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $35 million to $5.9 billion at the time of purchase, which is based on the most recent reconstitution of the Russell 2000® Index that occurred on June 30, 2017. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
The Fund’s outperformance versus the Russell 2000® benchmark and Lipper peers was the result of favorable stock selection in the information technology, energy and materials sectors. Technology holdings were a particular source of strength from an absolute and relative standpoint, propelled largely by strong company financial reports from the fourth calendar quarter of 2017. Also, several detractors from the previous reporting period showed solid recoveries during this reporting period.
In the software group, a pair of information security companies, SailPoint Technologies Holdings and Varonis Systems Inc., confirmed the significant need for enterprise protection in an environment of persistent threats. SailPoint Technologies provides software solutions to help companies gain insights about who has access to certain resources and how they are being used. We originally participated in the company’s initial public offering (IPO) in November 2017 and then further filled out the Fund’s position as the reporting period progressed. In February 2018, the company reported strong quarterly and full-year 2017 results with total revenues for the fourth quarter up 53% versus the same quarter a year ago. Varonis Systems offers companies a data security platform that protects their files and email servers from cyberattacks and insider threats. The company announced fourth quarter and full-year 2017 results
7

Portfolio Managers’ Comments (continued)
during the reporting period, growing revenues aided by strong billings and deal closures. We believe SailPoint and Varonis will continue to benefit as high profile data breaches and regulations cause companies to seek out solutions to securing their on premise and cloud data. Therefore, we have maintained these positions in the Fund’s portfolio.
On the equipment side, the Fund benefited from rebounds in two positions that detracted in the previous reporting period, Plantronics Inc. and Netgear, Inc. Plantronics is a leading global provider of headsets to both enterprises and consumers. The company continued to report improving growth within its core enterprise segment and, accordingly, associated margin expansion. During the reporting period, Plantronics announced a transformative and accretive acquisition of Polycom from a private equity group, in a deal that is expected to close by the end of third quarter 2018. However, given that a large portion of the deal will be financed with debt, we trimmed the Fund’s position in Plantronics to mitigate the possibility of an unexpected delay in any post-closing debt reduction from cash flow. We also saw a rebound in Netgear a leading manufacturer of wireless gateways and surveillance cameras on a global scale, serving primarily the residential and small business customer. Shares surged in December 2017 and January 2018 after the company reported accelerating revenue growth due to increased sales of its wireless home security cameras and Wi-Fi routers. We believe Netgear’s leading market share in Wi-Fi mesh networking and its expanding product portfolio should lead to stronger profitability in the future. During the reporting period, the company announced it would pursue the separation of its security camera business from Netgear. We exited the position because we believed the stock had reached fair value.
The Fund also benefited from a position in Twilio, Inc., a leading provider of cloud communications technology that plays a critical role for software developers by allowing them to easily and securely build communication services. The company reported strong results for fourth-quarter 2017 with revenue growth solidly beating expectations. More importantly, company management discussed that gross margins had bottomed at around 53% in the third quarter, and should move higher in 2018. Twilio’s shareholders bid up the shares based on confidence that growth should continue and gross margins should move higher. We continued to own this stock because we believe there is further upside to both the company’s growth and margin profile throughout 2018. However, we did trim the Fund’s weight in Twilio slightly, given the stock’s strong move during the reporting period.
In the energy sector, the Fund saw favorable results from a position in Delek US Holdings Inc., a diversified Gulf Coast downstream energy company. Delek focuses primarily on petroleum products refining through its well positioned and flexible refinery network in the Gulf Coast. In its most recent quarterly report, the company demonstrated strong margin accretion from its four refining assets as well as strong cash synergies from its recent acquisition of complementary assets in the region. Delek’s management team also has a history of value creation through timely asset acquisitions and dispositions of non-core assets. The company’s improvement in the strength of its balance sheet and financial flexibility gives us confidence that it will continue to outperform its peers in a volatile energy industry; therefore, we maintained our position.
In the materials area, the Fund experienced strong results from a position in KapStone Paper and Packaging Corp., a manufacturer of containerboard, corrugated products and specialty paper. During the reporting period, WestRock announced that it would be acquiring Kapstone for $4.9 billion, which equated to a 31% premium to the prior day’s closing price. We exited the position after the announcement.
In the health care sector, results were only modestly positive, where strength from a position in AMN Healthcare Services Inc. was mostly offset by weak performance from Prestige Brands Holdings Inc. Health care workforce solutions and staffing company AMN Healthcare saw its shares jump sharply in the final month of the reporting period after the company announced two acquisitions. The company has continued to benefit from strong demand for health care professionals, driven by the growing and aging U.S. population. We continue to hold our position. Prestige Brands is the largest over-the-counter health care products company in North America with brands like Anacin, Chloraseptic, Compound W and Luden’s. During the reporting period, the company reported revenue that was in line with expectations, but earnings came in below expectations after higher freight costs and warehousing costs weighed on margins. Although the higher freight costs will likely continue over the next quarter, the company should be able to increase pricing to offset some of the costs. Therefore, we maintained the Fund’s position in Prestige Brands.
Only two sectors, industrials and financials, detracted from the Fund’s performance in any meaningful way during the reporting period. In industrials, rising input costs and operational missteps hindered our position in global window and door manufacturer Jeld-Wen Holding, Inc. The company was also negatively impacted by higher freight costs and labor inefficiencies during the reporting period
8

and wasn’t able to offset those with pricing increases, leading to lower guidance for margins in 2018. However, we have maintained our position in Jeld-Wen because we believe the company will be able to maintain strong growth. Once the company is able to pass the price increases through and get its cost structure back in line, we believe it will return to historical incremental margin levels. Also, Kratos Defense & Security Solutions Inc., a manufacturer of defense systems including unmanned aerial technology, corrected following strong outperformance earlier in 2017. Shares were down following a secondary offering to reduce leverage, as well as late-year 2017 federal budget uncertainties and the potential impact on defense spending. Given the budget overhang, we exited our position in Kratos. Finally, the Fund’s position in cutting-tool maker Kennametal Inc. detracted during the reporting period. The company has experienced improved organic growth trends as its energy, industrial and mining end markets have recovered. However, at a macro level, growing global trade war concerns following U.S. policy actions on steel and aluminum tariffs created a sentiment headwind among industrial stocks such as Kennametal later in the reporting period. Additionally, inflationary pressures stemming from materials, wages and transportation costs created concerns over operating leverage potential despite the generally favorable demand markers that companies were seeing. Lower margins due to the cost headwinds led to a pullback in Kennametal’s shares. However, we continued to maintain our position because we believed the company will be able to offset inflationary pressures with pricing.
In the financial sector, shares of mortgage insurance and risk management service provider Radian Group Inc. detracted after contributing favorably in the previous reporting period. In April 2018, shares dropped sharply after one of the company’s main competitors slashed the premiums it charges borrowers, citing the lower U.S. corporate tax rate as the impetus. In addition, rising interest rates are putting pressure on Radian and the rest of this industry because mortgage origination volumes are closely tied to rates. With rates on the rise, fewer homeowners have been refinancing, which is leading to greater competition and pricing pressure in the industry. However, we continue to hold our position in Radian because we believe the company will continue to benefit from favorable credit trends and a more friendly regulatory landscape.
In the consumer discretionary sector, performance results were mixed. The Fund saw favorable results from Planet Fitness Inc., the low-priced, primarily franchised fitness chain with more than 1,500 locations in the U.S. The company continued its track record of strong execution, which drove same-store sales higher during 2017. Planet Fitness is well positioned to continue its growth with 1,000 signed area development agreements for new franchise stores over the next five years. We continue to hold this name as we believe Planet Fitness can drive closer to 4,000 units, while also benefiting as its royalty rate moves higher from the 5% level to 7% over time. The Fund also benefited from its position in Meredith Corporation, which operates both Local Media and National Media segments. Its Local Media business includes 17 owned and operated TV stations, while the National Media segment includes the company’s print and digital magazine business. During the reporting period, Meredith announced the acquisition of TIME, the publisher of People, Sports Illustrated and Fortune magazines, making the company a leader in the magazine business. Investors viewed the synergy potential positively with the combined company positioned to generate $1.1 billion in earnings before interest, taxes, depreciation and amortization (EBITDA) by fiscal 2020. However, we exited Meredith following the announcement as the stock reached our price target.
Finally, the discretionary area was also home to two detractors of note, Cooper Tire & Rubber Company and Dave & Buster’s Entertainment Inc. Cooper Tire is one of the world’s largest manufacturers of tires. The company’s shares have been on a downward trajectory since the start of 2018 after earnings and revenues in both the fourth and first quarters fell below analysts’ estimates. Tire inventories have remained elevated while manufacturing costs have also increased, leading to a difficult pricing environment for Cooper Tire. However, we maintained our position in Cooper Tire because we are nearing a replacement cycle for tires and the company’s strategy to increase sales in the original equipment manufacturer (OEM) market is in the early stages. The Fund also saw weak results from Dave & Buster’s, the owner and operator of approximately 100 full-service dining and entertainment venues. In January 2018, the company preannounced worse-than-expected same-store sales trends and lowered its guidance. The disappointing results were driven by weak gaming revenue and gaming promotions offered by a very aggressive competitor. We have continued to hold Dave & Buster’s because we believe the company’s new menu rollout and new content driven by virtual reality will help increase traffic and return same-store comparable sales back to positive trends.
9

Risk Considerations
Nuveen Large Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.
Nuveen Small Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund’s prospectus.
10

Fund Performance
and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
11

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.09%	17.22%	13.92%	8.51%
Class A Shares at maximum Offering Price	(0.01)%	10.47%	12.58%	7.87%
S&P 500® Index	3.82%	13.27%	12.96%	9.02%
Lipper Large-Cap Core Funds Classification Average	3.41%	12.23%	11.48%	7.98%
Class C Shares	5.63%	16.32%	13.05%	7.69%
Class I Shares	6.21%	17.52%	14.21%	8.78%
Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.67%	16.51%	13.73%	8.99%
Class A Shares at maximum Offering Price	1.50%	9.82%	12.40%	8.35%
Class C Shares	7.22%	15.62%	12.88%	8.18%
Class I Shares	7.78%	16.78%	14.03%	9.26%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.19%	1.94%	0.94%
Net Expense Ratios	1.14%	1.89%	0.89%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.89% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date onl with the approval of the Board of Directors of the Fund.
12

THIS PAGE INTENTIONALLY LEFT BLANK
13

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.27%	10.85%	11.45%	9.37%
Class A Shares at maximum Offering Price	(0.80)%	4.45%	10.15%	8.72%
Russell 2000® Index	3.27%	11.54%	11.74%	9.49%
Lipper Small-Cap Core Funds Classification Average	1.88%	8.84%	10.51%	8.82%
Class C Shares	4.83%	9.84%	10.60%	8.54%
Class R3 Shares	5.19%	10.55%	11.16%	9.09%
Class I Shares	5.44%	11.08%	11.73%	9.64%

Cumulative
Since Inception
Class R6	1.86%
Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.88%	8.75%	10.58%	9.75%
Class A Shares at maximum Offering Price	(3.01)%	2.48%	9.28%	9.09%
Class C Shares	2.42%	7.90%	9.74%	8.92%
Class R3 Shares	2.70%	8.50%	10.29%	9.47%
Class I Shares	2.95%	8.96%	10.83%	10.01%

Cumulative
Since Inception
Class R6	0.25%
Since inception returns for Class R6 Shares are from 2/28/18. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
14

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.41%	2.16%	1.66%	1.00%	1.16%
Net Expense Ratios	1.24%	1.99%	1.49%	0.83%	0.99%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expense limiation. This expense limitation may be terminated or modified prior to that date onl with the approval of the Board of Directors of the Fund.
15

Holding
Summaries    as of April 30, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	98.0%
Money Market Funds	0.3%
Other Assets Less Liabilities	1.7%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	11.2%
Software	9.7%
Health Care Providers & Services	8.1%
Oil, Gas & Consumable Fuels	8.0%
IT Services	7.3%
Technology Hardware, Storage & Peripherals	4.8%
Capital Markets	4.5%
Pharmaceuticals	3.8%
Internet Software & Services	3.6%
Semiconductors & Semiconductor Equipment	3.5%
Aerospace & Defense	3.3%
Hotels, Restaurants & Leisure	3.3%
Biotechnology	3.0%
Internet & Direct Marketing Retail	2.6%
Communications Equipment	2.4%
Other	18.9%
Money Market Funds	0.3%
Other Assets Less Liabilities	1.7%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corporation	5.1%
JPMorgan Chase & Co.	4.1%
Anadarko Petroleum Corporation	3.7%
Alphabet Inc., Class A	3.6%
CIGNA Corporation	2.9%
16

Nuveen Small Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	97.7%
Exchange-Traded Funds	0.7%
Investments Purchased with Collateral from Securities Lending	2.9%
Money Market Funds	1.5%
Other Assets Less Liabilities	(2.8)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	13.6%
Software	7.8%
Health Care Providers & Services	5.5%
Equity Real Estate Investment Trust	4.4%
Biotechnology	3.9%
Machinery	3.4%
Building Products	3.4%
Commercial Services & Supplies	3.2%
Hotels, Restaurants & Leisure	3.1%
Oil, Gas & Consumable Fuels	3.1%
Pharmaceuticals	2.8%
Chemicals	2.8%
Communications Equipment	2.7%
Insurance	2.5%
Specialty Retail	2.5%
Internet Software & Services	2.5%
Semiconductors & Semiconductor Equipment	2.4%
Textiles, Apparel & Luxury Goods	2.4%
Road & Rail	2.3%
Capital Markets	1.7%
Thrifts & Mortgage Finance	1.5%
Construction & Engineering	1.5%
Other	19.4%
Investments Purchased with Collateral from Securities Lending	2.9%
Money Market Funds	1.5%
Other Assets Less Liabilities	(2.8)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
MSA Safety Inc.	1.7%
Evercore Partners Inc.	1.7%
Summit Hotel Properties Inc.	1.7%
Plantronics Inc.	1.6%
Renasant Corporation	1.6%
17

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen Small Cap Select Fund Class R6 Shares reflect only the first 61 days of the Class’s operation, they may not provide a meaningful understanding of the Class’s ongoing expenses.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2018.
The beginning of the period is November 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Select Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,060.90	$1,056.30	$1,062.10
Expenses Incurred During the Period	$ 5.83	$ 9.64	$ 4.55
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.42	$1,020.38
Expenses Incurred During the Period	$ 5.71	$ 9.44	$ 4.46
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.89%, and 0.89% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
18

Nuveen Small Cap Select Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,052.70	$1,048.30	$1,051.90	$1,018.60	$1,054.40
Expenses Incurred During the Period	$ 6.31	$ 10.11	$ 7.58	$ 1.57	$ 5.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.65	$1,014.93	$1,017.41	$1,006.80	$1,019.89
Expenses Incurred During the Period	$ 6.21	$ 9.94	$ 7.45	$ 1.56	$ 4.96
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49% and 0.99% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.93% multiplied by the average account value over the period, multiplied by 61/365 (to reflect the 61 days in the period since class commencement of operations).
19

Nuveen Large Cap Select Fund
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.0%
	COMMON STOCKS – 98.0%
	Aerospace & Defense – 3.3%
3,256	Boeing Company	$1,086,071
4,014	Lockheed Martin Corporation	1,287,852
	Total Aerospace & Defense	2,373,923
	Air Freight & Logistics – 1.2%
8,797	XPO Logistics, Incorporated, (2)	854,716
	Airlines – 1.4%
19,171	Delta Air Lines, Inc.	1,001,110
	Banks – 11.2%
63,046	Bank of America Corporation	1,886,336
29,523	Citigroup Inc.	2,015,535
26,968	JPMorgan Chase & Co.	2,933,579
58,382	KeyCorp.	1,162,970
	Total Banks	7,998,420
	Biotechnology – 3.0%
16,333	Gilead Sciences, Inc.	1,179,733
6,422	Vertex Pharmaceuticals Inc., (2)	983,593
	Total Biotechnology	2,163,326
	Capital Markets – 4.5%
32,808	E*TRADE Financial Corporation, (2)	1,990,790
13,559	Raymond James Financial Inc.	1,216,920
	Total Capital Markets	3,207,710
	Chemicals – 1.1%
7,731	Eastman Chemical Company	789,180
	Communications Equipment – 2.4%
39,339	Cisco Systems, Inc.	1,742,324
	Containers & Packaging – 1.0%
11,435	WestRock Company	676,495
	Electric Utilities – 1.1%
19,101	Exelon Corporation	757,928
	Electrical Equipment – 0.9%
6,464	Hubbell Inc.	671,351
20

Shares	Description (1)	Value
	Energy Equipment & Services – 0.8%
10,896	Halliburton Company	$ 577,379
	Equity Real Estate Investment Trust – 1.0%
1,681	Equinix Inc.	707,348
	Food & Staples Retailing – 1.6%
12,645	Wal-Mart Stores, Inc.	1,118,577
	Food Products – 1.0%
19,635	ConAgra Foods, Inc.	727,869
	Health Care Equipment & Supplies – 1.3%
31,383	Boston Scientific Corporation, (2)	901,320
	Health Care Providers & Services – 8.1%
12,077	CIGNA Corporation	2,075,070
13,481	CVS Health Corporation	941,378
15,173	Express Scripts, Holding Company, (2)	1,148,596
5,557	Humana Inc.	1,634,759
	Total Health Care Providers & Services	5,799,803
	Hotels, Restaurants & Leisure – 3.3%
9,285	Hyatt Hotels Corporation, Class A	713,738
30,735	MGM Resorts International Inc.	965,694
12,699	Norwegian Cruise Line Holdings Limited, (2)	679,015
	Total Hotels, Restaurants & Leisure	2,358,447
	Insurance – 1.4%
9,671	Prudential Financial, Inc.	1,028,221
	Internet & Direct Marketing Retail – 2.6%
714	Amazon.com, Inc., (2)	1,118,217
2,346	NetFlix.com Inc., (2)	733,031
	Total Internet & Direct Marketing Retail	1,851,248
	Internet Software & Services – 3.6%
2,503	Alphabet Inc., Class A, (2)	2,549,506
	IT Services – 7.3%
10,837	DXC Technology Company	1,116,861
82,688	First Data Corporation, Class A, (2)	1,496,653
3,630	FleetCor Technologies Inc., (2)	752,426
10,143	MasterCard, Inc.	1,808,193
	Total IT Services	5,174,133
	Machinery – 0.6%
2,705	Cummins Inc.	432,421
21

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	Media – 2.1%
15,394	Time Warner Inc.	$ 1,459,351
	Oil, Gas & Consumable Fuels – 8.0%
38,804	Anadarko Petroleum Corporation	2,612,285
13,475	HollyFrontier Corporation	817,798
20,050	Occidental Petroleum Corporation	1,549,063
15,840	Targa Resources Corporation	744,005
	Total Oil, Gas & Consumable Fuels	5,723,151
	Pharmaceuticals – 3.8%
25,240	Mylan NV, (2)	978,302
47,863	Pfizer Inc.	1,752,265
	Total Pharmaceuticals	2,730,567
	Road & Rail – 2.4%
16,547	CSX Corporation	982,727
10,336	Genesee & Wyoming Inc., (2)	735,923
	Total Road & Rail	1,718,650
	Semiconductors & Semiconductor Equipment – 3.5%
4,436	Broadcom Inc.	1,017,707
4,347	Lam Research Corporation	804,456
5,743	Monolithic Power Systems, Inc.	672,505
	Total Semiconductors & Semiconductor Equipment	2,494,668
	Software – 9.7%
5,665	Adobe Systems Incorporated, (2)	1,255,365
6,271	Autodesk, Inc., (2)	789,519
38,840	Microsoft Corporation	3,632,316
7,630	Red Hat, Inc., (2)	1,244,148
	Total Software	6,921,348
	Technology Hardware, Storage & Peripherals – 4.8%
10,877	Apple, Inc.	1,797,533
51,916	Hewlett Packard Enterprise Co	885,168
32,742	HP Inc.	703,625
	Total Technology Hardware, Storage & Peripherals	3,386,326

	Total Long-Term Investments (cost $67,171,456)	69,896,816

22

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.3%
	Money Market Funds – 0.3%
194,270	First American Treasury Obligations Fund, Class Z	1.537% (3)	$ 194,270
	Total Short-Term Investments (cost $194,270)		194,270
	Total Investments (cost $67,365,726) – 98.3%		70,091,086
	Other Assets Less Liabilities – 1.7%		1,202,009
	Net Assets – 100%		$ 71,293,095

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.
23

Nuveen Small Cap Select Fund
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.4%
	COMMON STOCKS – 97.7%
	Auto Components – 0.9%
45,960	Cooper Tire & Rubber Company	$ 1,123,722
	Banks – 13.6%
22,100	Banner Corporation	1,268,540
33,723	Cathay General Bancorp.	1,349,257
42,800	Customers Bancorp Inc., (2)	1,233,496
73,000	Home Bancshares, Inc.	1,696,520
21,800	IberiaBank Corporation	1,633,910
27,806	Preferred Bank Los Angeles	1,772,355
44,213	Renasant Corporation	1,999,754
70,000	Sterling Bancorp.	1,662,500
24,700	Webster Financial Corporation	1,486,693
21,000	Western Alliance Bancorporation, (2)	1,238,580
17,100	Wintrust Financial Corporation	1,529,595
	Total Banks	16,871,200
	Biotechnology – 3.9%
4,350	Blueprint Medicines Corporation, (2)	333,732
27,993	Emergent BioSolutions, Inc., (2)	1,451,717
14,581	EXACT Sciences Corporation, (2)	729,196
39,200	Fate Therapeutics, Inc., (2)	395,920
8,332	FibroGen, Inc., (2)	378,689
3,737	Ligand Pharmaceuticals Inc., (2)	578,675
4,750	Sage Therapeutics, Inc., (2)	683,620
3,400	Sarepta Therapeutics Inc., (2)	259,624
	Total Biotechnology	4,811,173
	Building Products – 3.4%
43,000	Continental Building Products Inc., (2)	1,208,300
46,800	Gibraltar Industries Inc.	1,645,020
45,958	Jeld-Wen Holding, Inc., (2)	1,291,879
	Total Building Products	4,145,199
	Capital Markets – 1.7%
20,660	Evercore Partners Inc.	2,091,825
	Chemicals – 2.8%
80,700	Ferro Corporation	1,776,207
21,300	Ingevity Corporation, (2)	1,636,479
	Total Chemicals	3,412,686
24

Shares	Description (1)	Value
	Commercial Services & Supplies – 3.2%
85,405	Interface, Inc.	$1,878,910
24,520	MSA Safety Inc.	2,129,317
	Total Commercial Services & Supplies	4,008,227
	Communications Equipment – 2.7%
52,200	Ciena Corporation, (2)	1,344,150
31,000	Plantronics Inc.	2,019,650
	Total Communications Equipment	3,363,800
	Construction & Engineering – 1.5%
41,748	MasTec Inc., (2)	1,836,912
	Electronic Equipment, Instruments & Components – 1.4%
28,775	Belden Inc.	1,772,540
	Energy Equipment & Services – 1.5%
166,900	Superior Energy Services, Inc.	1,790,837
	Equity Real Estate Investment Trust – 4.4%
60,341	Brandywine Realty Trust	972,093
69,487	Select Income REIT	1,317,474
46,779	STAG Industrial Inc.	1,149,360
141,990	Summit Hotel Properties Inc.	2,056,015
	Total Equity Real Estate Investment Trust	5,494,942
	Gas Utilities – 1.4%
24,200	Southwest Gas Holdings, Inc.	1,766,358
	Health Care Equipment & Supplies – 0.8%
49,125	K2M Group Holdings Inc., (2)	938,288
	Health Care Providers & Services – 5.5%
22,400	AMN Healthcare Services Inc., (2)	1,497,440
24,900	Encompass Health Corporation.	1,514,418
21,500	LHC Group, Inc., (2)	1,600,030
39,653	Premier Inc., Class A, (2)	1,308,153
25,297	Tivity Health Inc., (2)	909,427
	Total Health Care Providers & Services	6,829,468
	Hotels, Restaurants & Leisure – 3.1%
25,100	BJ's Restaurants, Inc.	1,401,835
27,900	Dave & Buster's Entertainment Inc., (2)	1,185,471
31,000	Planet Fitness Inc., (2)	1,248,990
	Total Hotels, Restaurants & Leisure	3,836,296
	Household Durables – 1.1%
48,400	La Z Boy Inc.	1,393,920
25

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1)	Value
	Insurance – 2.5%
44,051	American Equity Investment Life Holding Company	$1,330,340
83,000	CNO Financial Group Inc.	1,779,520
	Total Insurance	3,109,860
	Internet Software & Services – 2.5%
13,500	2U Inc., (2)	1,086,615
5,700	GrubHub Inc., (2), (3)	576,498
32,497	Twilio, Inc., (2), (3)	1,371,698
	Total Internet Software & Services	3,034,811
	IT Services – 1.1%
11,788	EPAM Systems Inc., (2)	1,347,958
	Leisure Products – 1.1%
39,500	Malibu Boats Inc., Class A, (2)	1,331,150
	Life Sciences Tools & Services – 1.2%
29,000	Cambrex Corporation, (2)	1,535,550
	Machinery – 3.4%
55,750	Evoqua Water Technologies Co, (2)	1,138,972
46,900	Kennametal Inc.	1,709,505
68,072	Welbilt Incorporation, (2)	1,304,260
	Total Machinery	4,152,737
	Media – 1.1%
22,100	Nexstar Broadcasting Group, Inc.	1,375,725
	Mortgage Real Estate Investment Trust – 1.3%
212,544	MFA Mortgage Investments, Inc.	1,598,331
	Multiline Retail – 1.0%
28,000	Big Lots, Inc., (3)	1,188,600
	Multi-Utilities – 1.2%
26,967	Black Hills Corporation	1,528,490
	Oil, Gas & Consumable Fuels – 3.1%
102,400	Callon Petroleum Company, (2)	1,424,384
28,650	Delek US Holdings Inc.	1,357,151
144,641	HighPoint Resources Corp, (2)	999,469
	Total Oil, Gas & Consumable Fuels	3,781,004
	Pharmaceuticals – 2.8%
114,572	Horizon Pharma Inc., (2)	1,516,933
9,051	Nektar Therapeutics, (2)	757,207
41,100	Prestige Brands Holdings Inc., (2)	1,209,984
	Total Pharmaceuticals	3,484,124
26

Shares	Description (1)	Value
	Professional Services – 1.2%
27,004	Korn Ferry International	$ 1,443,634
	Road & Rail – 2.3%
30,700	Knight-Swift Transportation Holdings Inc.	1,197,607
47,900	Werner Enterprises, Inc.	1,642,970
	Total Road & Rail	2,840,577
	Semiconductors & Semiconductor Equipment – 2.4%
13,993	MKS Instruments Inc.	1,432,883
13,400	Monolithic Power Systems, Inc.	1,569,140
	Total Semiconductors & Semiconductor Equipment	3,002,023
	Software – 7.8%
28,100	BlackLine, Inc., (2)	1,163,340
22,531	CommVault Systems, Inc., (2)	1,576,043
9,348	Proofpoint, Incorporated, (2)	1,102,503
47,213	Rapid7 Inc., (2)	1,333,295
57,264	SailPoint Technologies Holdings, (2)	1,379,490
108,300	TiVo, Inc.	1,532,445
24,000	Varonis Systems Inc., (2)	1,568,400
	Total Software	9,655,516
	Specialty Retail – 2.5%
39,100	Aaron Rents Inc.	1,633,207
11,200	Childrens Place Retail Stores Inc.	1,428,560
	Total Specialty Retail	3,061,767
	Technology Hardware, Storage & Peripherals – 1.1%
69,700	Pure Storage Inc., Class A Shares, (2)	1,410,031
	Textiles, Apparel & Luxury Goods – 2.4%
17,800	Oxford Industries Inc.	1,371,312
31,838	Steven Madden Limited	1,536,183
	Total Textiles, Apparel & Luxury Goods	2,907,495
	Thrifts & Mortgage Finance – 1.5%
50,000	Bridgewater Bancshares Inc., (2)	650,500
87,554	Radian Group Inc.	1,252,022
	Total Thrifts & Mortgage Finance	1,902,522
	Trading Companies & Distributors – 1.3%
87,041	MRC Global Inc., (2)	1,630,278
	Total Common Stocks (cost $102,223,479)	120,809,576

27

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    April 30, 2018
(Unaudited)
Shares	Description (1), (4)	Value
	EXCHANGE-TRADED FUNDS – 0.7%
10,000	SPDR S&P Biotech ETF, (3)	$ 869,800
	Total Exchange-Traded Funds (cost $963,050)	869,800

	Total Long-Term Investments (cost $103,186,529)	121,679,376

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.9%
	Money Market Funds – 2.9%
3,511,263	First American Government Obligations Fund, Class X, (5)	1.581% (6)	$ 3,511,263
	Total Investments Purchased with Collateral from Securities Lending (cost $3,511,263)		3,511,263

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.5%
	Money Market Funds – 1.5%
1,900,458	First American Treasury Obligations Fund, Class Z	1.537% (6)	$ 1,900,458
	Total Short-Term Investments (cost $1,900,458)		1,900,458
	Total Investments (cost $108,598,250) – 102.8%		127,091,097
	Other Assets Less Liabilities – (2.8)%		(3,407,614)
	Net Assets – 100%		$ 123,683,483
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,430,836.
(4)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
28

Statement of Assets and Liabilities
April 30, 2018
(Unaudited)
	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $67,171,456 and $103,186,529, respectively)	$69,896,816	$121,679,376
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	3,511,263
Short-term investments, at value (cost approximates value)	194,270	1,900,458
Receivable for:
Dividends	42,064	50,379
Due from broker	—	646
Interest	476	1,932
Investments sold	2,235,527	802,539
Shares sold	1,244,860	83,926
Other assets	25,397	46,710
Total assets	73,639,410	128,077,229
Liabilities
Payable for:
Collateral from securities lending program	—	3,511,263
Investments purchased	2,221,051	647,449
Shares redeemed	43,201	65,743
Accrued expenses:
Directors fees	577	16,447
Management fees	40,751	74,107
12b-1 distribution and service fees	5,737	19,824
Other	34,998	58,913
Total liabilities	2,346,315	4,393,746
Net assets	$71,293,095	$123,683,483

See accompanying notes to financial statements.
29

Statement of Assets and Liabilities (Unaudited) (continued)
	Large Cap Select	Small Cap Select
Class A Shares
Net assets	$21,410,327	$ 66,031,334
Shares outstanding	737,279	7,012,343
Net asset value ("NAV") per share	$ 29.04	$ 9.42
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 30.81	$ 9.99
Class C Shares
Net assets	$ 2,071,199	$ 4,651,275
Shares outstanding	76,634	759,687
NAV and offering price per share	$ 27.03	$ 6.12
Class R3 Shares
Net assets	$ —	$ 5,799,209
Shares outstanding	—	680,603
NAV and offering price per share	$ —	$ 8.52
Class R6 Shares
Net assets	$ —	$ 7,925,739
Shares outstanding	—	658,306
NAV and offering price per share	$ —	$ 12.04
Class I Shares
Net assets	$47,811,569	$ 39,275,926
Shares outstanding	1,633,955	3,263,484
NAV and offering price per share	$ 29.26	$ 12.03
Net assets consist of:
Capital paid-in	$68,363,463	$ 94,803,000
Undistributed (Over-distribution of) net investment income	44,959	(52,963)
Accumulated net realized gain (loss)	159,313	10,440,599
Net unrealized appreciation (depreciation)	2,725,360	18,492,847
Net assets	$71,293,095	$123,683,483
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
30

Statement of Operations
Six Months Ended April 30, 2018
(Unaudited)
	Large Cap Select	Small Cap Select
Investment Income
Dividend and interest income	$ 496,231	$ 698,192
Securities lending income	582	6,056
Total investment income	496,813	704,248
Expenses
Management fees	234,940	532,480
12b-1 service fees - Class A Shares	22,055	83,244
12b-1 distibution and service fees - Class C Shares	8,961	23,809
12b-1 distibution and service fees - Class R3 Shares	—	13,978
Shareholder servicing agent fees	23,607	80,118
Custodian fees	5,619	9,539
Trustees fees	905	1,701
Professional fees	12,141	24,933
Shareholder reporting expenses	10,259	23,669
Federal and state registration fees	26,606	34,389
Other	2,494	1,648
Total expenses before fee waiver/expense reimbursement	347,587	829,508
Fee waiver/expense reimbursement	(17,871)	(88,919)
Net expenses	329,716	740,589
Net investment income (loss)	167,097	(36,341)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	167,415	11,506,421
Change in net unrealized appreciation (depreciation) of investments	3,557,558	(4,880,497)
Net realized and unrealized gain (loss)	3,724,973	6,625,924
Net increase (decrease) in net assets from operations	$3,892,070	$ 6,589,583
See accompanying notes to financial statements.
31

Statement of Changes in Net Assets
(Unaudited)
	Large Cap Select		Small Cap Select
	Six Months Ended 4/30/18	Year Ended 10/31/17	Six Months Ended 4/30/18	Year Ended 10/31/17
Operations
Net investment income (loss)	$ 167,097	$ 330,935	$ (36,341)	$ (142,265)
Net realized gain (loss) from investments	167,415	18,059,345	11,506,421	16,820,611
Change in net unrealized appreciation (depreciation) of investments	3,557,558	(3,775,464)	(4,880,497)	8,983,886
Net increase (decrease) in net assets from operations	3,892,070	14,614,816	6,589,583	25,662,232
Distributions to Shareholders
From net investment income:
Class A Shares	(77,536)	(36,515)	—	(39,734)
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares(1)	—	—	—	—
Class I Shares	(329,524)	(262,175)	—	(145,773)
From accumulated net realized gains:
Class A Shares	—	—	(7,904,269)	(7,273,098)
Class C Shares	—	—	(820,325)	(814,522)
Class R3 Shares	—	—	(706,127)	(626,460)
Class R6 Shares(1)	—	—	—	—
Class I Shares	—	—	(4,631,487)	(4,130,328)
Decrease in net assets from distributions to shareholders	(407,060)	(298,690)	(14,062,208)	(13,029,915)
Fund Share Transactions
Proceeds from sale of shares	11,564,656	18,056,178	12,917,690	20,053,706
Proceeds from shares issued to shareholders due to reinvestment of distributions	323,123	232,524	13,429,298	12,340,502
	11,887,779	18,288,702	26,346,988	32,394,208
Cost of shares redeemed	(5,845,921)	(17,493,108)	(22,039,354)	(42,115,810)
Net increase (decrease) in net assets from Fund share transactions	6,041,858	795,594	4,307,634	(9,721,602)
Net increase (decrease) in net assets	9,526,868	15,111,720	(3,164,991)	2,910,715
Net assets at the beginning of period	61,766,227	46,654,507	126,848,474	123,937,759
Net assets at the end of period	$71,293,095	$ 61,766,227	$123,683,483	$126,848,474
Undistributed (Over-distribution of) net investment income at the end of period	$ 44,959	$ 284,922	$ (52,963)	$ (16,622)

(1)	Small Cap Select's Class R6 Shares were established on February 28, 2018.
See accompanying notes to financial statements.
32

THIS PAGE INTENTIONALLY LEFT BLANK
33

Financial Highlights
(Unaudited)
Large Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/03)
2018(e)	$27.50	$ 0.05	$1.62	$1.67	$(0.13)	$ —	$(0.13)	$29.04
2017	21.24	0.10	6.25	6.35	(0.09)	—	(0.09)	27.50
2016	20.59	0.09	0.61	0.70	(0.05)	—	(0.05)	21.24
2015	20.13	0.08	0.46	0.54	(0.08)	—	(0.08)	20.59
2014	17.65	0.05	2.48	2.53	(0.05)	—	(0.05)	20.13
2013	13.42	0.07	4.22	4.29	(0.06)	—	(0.06)	17.65
Class C (01/03)
2018(e)	25.57	(0.06)	1.52	1.46	—	—	—	27.03
2017	19.82	(0.08)	5.83	5.75	—	—	—	25.57
2016	19.31	(0.06)	0.57	0.51	—	—	—	19.82
2015	18.96	(0.07)	0.42	0.35	—	—	—	19.31
2014	16.70	(0.09)	2.35	2.26	—	—	—	18.96
2013	12.73	(0.05)	4.02	3.97	—	—	—	16.70
Class I (01/03)
2018(e)	27.74	0.09	1.63	1.72	(0.20)	—	(0.20)	29.26
2017	21.42	0.16	6.30	6.46	(0.14)	—	(0.14)	27.74
2016	20.76	0.14	0.62	0.76	(0.10)	—	(0.10)	21.42
2015	20.30	0.13	0.46	0.59	(0.13)	—	(0.13)	20.76
2014	17.79	0.09	2.51	2.60	(0.09)	—	(0.09)	20.30
2013	13.52	0.11	4.26	4.37	(0.10)	—	(0.10)	17.79
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.09%	$21,410	1.20%*	0.27%*	1.14%*	0.32%*	51%
29.99	14,778	1.19	0.36	1.14	0.40	276
3.40	7,983	1.22	0.44	1.21	0.45	116
2.66	7,383	1.25	0.36	1.25	0.36	124
14.35	6,511	1.31	0.23	1.30	0.24	154
32.14	4,625	1.33	0.43	1.33	0.43	117

5.63	2,071	1.95*	(0.50)*	1.89*	(0.45)*	51
29.06	1,389	1.94	(0.39)	1.89	(0.34)	276
2.64	1,074	1.97	(0.32)	1.96	(0.31)	116
1.85	684	2.00	(0.38)	2.00	(0.38)	124
13.53	683	2.07	(0.53)	2.05	(0.51)	154
31.08	518	2.07	(0.34)	2.07	(0.34)	117

6.21	47,812	0.94*	0.55*	0.89*	0.60*	51
30.31	45,599	0.94	0.61	0.89	0.66	276
3.69	37,597	0.97	0.69	0.96	0.70	116
2.88	34,615	1.00	0.63	1.00	0.63	124
14.66	40,952	1.06	0.48	1.05	0.49	154
32.43	34,444	1.08	0.72	1.08	0.72	117
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2018.
*	Annualized.
See accompanying notes to financial statements.
35

Financial Highlights (Unaudited) (continued)
Small Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/92)
2018(e)	$10.13	$(0.01)	$0.51	$0.50	$ —	$(1.21)	$(1.21)	$ 9.42
2017	9.21	(0.02)	1.97	1.95	(0.01)	(1.02)	(1.03)	10.13
2016	11.01	0.10	0.30	0.31	—	(2.11)	(2.11)	9.21
2015	14.48	(0.02)	0.37	0.35	—	(3.82)	(3.82)	11.01
2014	15.02	(0.05)	0.87	0.82	(0.02)	(1.34)	(1.36)	14.48
2013	13.54	—**	3.63	3.63	—	(2.15)	(2.15)	15.02
Class C (09/01)
2018(e)	7.02	(0.03)	0.34	0.31	—	(1.21)	(1.21)	6.12
2017	6.70	(0.06)	1.40	1.34	—	(1.02)	(1.02)	7.02
2016	8.64	(0.04)	0.21	0.17	—	(2.11)	(2.11)	6.70
2015	12.28	(0.08)	0.26	0.18	—	(3.82)	(3.82)	8.64
2014	13.00	(0.14)	0.76	0.62	—	(1.34)	(1.34)	12.28
2013	12.09	(0.09)	3.15	3.06	—	(2.15)	(2.15)	13.00
Class R3 (01/94)
2018(e)	9.28	(0.02)	0.47	0.45	—	(1.21)	(1.21)	8.52
2017	8.53	(0.04)	1.81	1.77	—	(1.02)	(1.02)	9.28
2016	10.38	(0.01)	0.27	0.26	—	(2.11)	(2.11)	8.53
2015	13.91	(0.04)	0.33	0.29	—	(3.82)	(3.82)	10.38
2014	14.49	(0.08)	0.84	0.76	—	(1.34)	(1.34)	13.91
2013	13.17	(0.03)	3.50	3.47	—	(2.15)	(2.15)	14.49
Class R6 (02/18)
2018(f)	11.82	(0.01)	0.23	0.22	—	—	—	12.04
Class I (05/92)
2018(e)	12.60	0.01	0.63	0.64	—	(1.21)	(1.21)	12.03
2017	11.24	0.01	2.40	2.41	(0.03)	(1.02)	(1.05)	12.60
2016	12.93	0.04	0.38	0.42	—	(2.11)	(2.11)	11.24
2015	16.30	0.02	0.43	0.45	—	(3.82)	(3.82)	12.93
2014	16.73	(0.02)	0.99	0.97	(0.06)	(1.34)	(1.40)	16.30
2013	14.82	0.04	4.02	4.06	—	(2.15)	(2.15)	16.73
36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.27%	$ 66,031	1.38%*	(0.26)%*	1.24%*	(0.12)%*	46%
21.76	67,405	1.41	(0.24)	1.33	(0.16)	66
4.05	67,428	1.44	0.10	1.44	0.10	66
4.08	82,080	1.42	(0.14)	1.42	(0.14)	75
5.98	100,733	1.43	(0.37)	1.43	(0.37)	90
31.74	161,488	1.34	(0.01)	1.33	—***	78

4.83	4,651	2.13*	(1.01)*	1.99*	(0.86)*	46
20.750	4,913	2.16	(0.99)	2.09	(0.91)	66
3.37	5,625	2.19	(0.65)	2.19	(0.65)	66
3.19	8,036	2.17	(0.88)	2.17	(0.88)	75
5.28	8,976	2.19	(1.12)	2.19	(1.12)	90
30.67	10,331	2.09	(0.75)	2.08	(0.74)	78

5.19	5,799	1.63*	(0.52)*	1.49*	(0.38)*	46
21.40	5,381	1.66	(0.49)	1.59	(0.41)	66
3.76	5,310	1.69	(0.12)	1.69	(0.12)	66
3.75	7,794	1.67	(0.38)	1.67	(0.38)	75
5.75	11,570	1.68	(0.61)	1.68	(0.61)	90
31.37	19,673	1.59	(0.25)	1.58	(0.25)	78

1.86	7,926	0.98*	(0.36)*	0.93*	(0.32)*	46

5.44	39,276	1.14*	0.02*	0.99*	0.16*	46
22.03	49,150	1.16	0.01	1.08	0.09	66
4.33	45,574	1.19	0.36	1.19	0.36	66
4.29	96,071	1.17	0.11	1.17	0.11	75
6.23	156,292	1.18	(0.11)	1.18	(0.11)	90
32.02	283,064	1.09	0.24	1.08	0.25	78

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2018.
(f)	For the period February 28, 2018 (commencement of operations) through April 30, 2018.
*	Annualized.
**	Rounds to less than $0.01 per share.
***	Rounds to less than 0.01%.
See accompanying notes to financial statements.
37

Notes to
Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2018 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
The investment objective of Large Cap Select and Small Cap Select is capital appreciation.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
38

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of "Shareholder servicing agent fees" on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from
39

Notes to Financial Statements (Unaudited) (continued)
sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market ("Nasdaq") are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$69,896,816	$ —	$ —	$69,896,816
Short-Term Investments:
Money Market Funds	194,270	—	—	194,270
Total	$70,091,086	$ —	$ —	$70,091,086

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$120,809,576	$ —	$ —	$120,809,576
Exchange-Traded Funds	869,800	—	—	869,800
Investments Purchased with Collateral from Securities Lending	3,511,263	—	—	3,511,263
Short-Term Investments:
Money Market Funds	1,900,458	—	—	1,900,458
Total	$127,091,097	$ —	$ —	$127,091,097

*	Refer to the Fund's Portfolio of Investments for industry classifications.
40

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund's policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds' securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the following Fund, and the collateral delivered related to those securities, as of the end of the reporting period.
41

Notes to Financial Statements (Unaudited) (continued)
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Small Cap Select
	Common Stocks	$2,656,714	$(2,656,714)	$ —
	Exchange-Traded Funds	774,122	(774,122)	—
Total		$3,430,836	$(3,430,836)	$ —
*     As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 4/30/18		Year Ended 10/31/17
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	256,053	$ 7,439,011	462,290	$ 11,669,178
Class C	25,198	673,128	28,450	647,110
Class I	119,550	3,452,517	238,308	5,739,890
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,430	70,008	1,347	31,263
Class C	—	—	—	—
Class I	8,728	253,115	8,616	201,261
	411,959	11,887,779	739,011	18,288,702
Shares redeemed:
Class A	(58,538)	(1,683,333)	(302,129)	(7,968,110)
Class C	(2,892)	(76,586)	(28,327)	(664,496)
Class I	(138,108)	(4,086,002)	(358,502)	(8,860,502)
	(199,538)	(5,845,921)	(688,958)	(17,493,108)
Net increase (decrease)	212,421	$ 6,041,858	50,053	$ 795,594

42

	Six Months Ended 4/30/18		Year Ended 10/31/17
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	187,678	$ 1,795,694	648,177	$ 6,333,971
Class C	42,410	257,682	77,361	523,403
Class R3	76,581	659,480	176,814	1,591,400
Class R6(1) – exchanges	672,638	7,950,581	—	—
Class I	183,803	2,254,253	963,588	11,604,932
Shares issued to shareholders due to reinvestment of distributions:
Class A	853,337	7,825,098	756,259	7,237,272
Class C	136,617	816,971	117,522	785,044
Class R3	84,805	704,732	71,215	625,978
Class R6(1)	—	—	—	—
Class I	348,633	4,082,497	310,066	3,692,208
	2,586,502	26,346,988	3,121,002	32,394,208
Shares redeemed:
Class A	(685,669)	(6,563,459)	(2,069,028)	(20,083,916)
Class C	(119,200)	(748,603)	(334,996)	(2,278,119)
Class R3	(60,326)	(514,370)	(290,786)	(2,594,939)
Class R6(1)	(14,332)	(175,000)	—	—
Class I	(497,514)	(6,087,341)	(1,426,998)	(17,158,836)
Class I – exchanges	(672,638)	(7,950,581)	—	—
	(2,049,679)	(22,039,354)	(4,121,808)	(42,115,810)
Net increase (decrease)	536,823	$ 4,307,634	(1,000,806)	$ (9,721,602)

(1)	Class R6 Shares were established on February 28, 2018.
5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:
	Large Cap Select	Small Cap Select
Purchases	$39,010,565	$57,239,118
Sales	34,352,162	67,130,140
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of April 30, 2018.
43

Notes to Financial Statements (Unaudited) (continued)
	Large Cap Select	Small Cap Select
Tax cost of investments	$67,373,828	$109,622,263
Gross unrealized:
Appreciation	$ 4,244,380	$ 23,474,196
Depreciation	(1,527,122)	(6,005,362)
Net unrealized appreciation (depreciation) of investments	$ 2,717,258	$ 17,468,834
Permanent differences, primarily due to federal taxes paid, net operating losses, expiration of capital loss carryforwards and tax equalization, resulted in reclassifications among the Funds' components of net assets as of October 31, 2017, the Funds' last tax year end, as follows:
	Large Cap Select	Small Cap Select
Capital paid-in	$(34,511,521)	$ 1,900,759
Undistributed (Over-distribution of) net investment income	—	144,564
Accumulated net realized gain (loss)	34,511,521	(2,045,323)
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2017, the Funds' last tax year end, were as follows:
	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	284,922	6,541,065
Undistributed net long-term capital gains	—	7,479,334

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2017, was designated for purposes of the dividends paid deduction as follows:
	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$298,690	$ 185,507
Distributions from net long-term capital gains	—	12,844,408

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of October 31, 2017, the Funds' last tax year end, $34,511,509 of Large Cap Select capital loss carryforward expired.
During the Funds' last tax year ended October 31, 2017, Large Cap Select utilized $18,040,863 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
44

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For the next $3 billion	0.4250	0.5750
For the next $2.5 billion	0.4000	0.5500
For the next $2.5 billion	0.3875	0.5375
For net assets over $10 billion	0.3750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2018, the complex-level fee rate for each Fund was 0.2000%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will not be less than the expense limitation. The expense limitations may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Large Cap Select	0.89%	July 31, 2019
Small Cap Select	0.99	July 31, 2019
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Select	Small Cap Select
Sales charges collected	$48,803	$7,580
45

Notes to Financial Statements (Unaudited) (continued)
	Large Cap Select	Small Cap Select
Paid to financial intermediaries	45,144	6,660
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Select	Small Cap Select
Commission advances	$25,135	$1,923
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Select	Small Cap Select
12b-1 fees retained	$1,972	$1,107
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Select	Small Cap Select
CDSC retained	$ —	$51
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Share Classes and Sales Charges
Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10- year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
46

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
47

Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
48

Notes
49

Notes
50

Notes
51

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-FSLCT-0418P527620-INV-B-06/19

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-FSLCT-1017P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: July 9, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: July 9, 2018